UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )

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BUNGE LIMITED

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Bunge Limited 1391 Timberlake Manor Parkway St. Louis, Missouri 63017 U.S.A.

Dear Shareholder:
Enclosed is the proxy statement for Bunge’s 2023 special shareholders meeting to be held on [●], [●], 2023.
You are being asked to vote upon a proposal to approve the Redomestication that would change the place of incorporation of the ultimate parent company of the Bunge Group from Bermuda to Switzerland. As part of the Redomestication, we will become a Swiss corporation and our corporate name will change to [●]. The number of shares you will own in [●], the Swiss company, will be the same as the number of common shares you held in Bunge Limited, the Bermuda company, immediately prior to the completion of the Redomestication, and your relative economic interest in Bunge will remain unchanged. And, while distributions paid by Swiss companies are generally subject to Swiss withholding tax, because we will make distributions out of qualifying capital contribution reserves, no Swiss withholding tax should apply to distributions paid by [●] for the foreseeable future.
After the completion of the transaction, [●] will continue the business operations conducted by Bunge Limited before the transaction. The shares of [●] will be listed on the New York Stock Exchange under the symbol “BG,” the same symbol under which your common shares are currently listed.
Bunge was incorporated in Bermuda when the then-separate Bunge companies consolidated in 1995. On [●], 2022, our Board of Directors unanimously approved the Redomestication to Switzerland, following an extensive review of our business operations and emerging trends in the global tax environment. Switzerland allows Bunge to align its corporate legal structure with its commercial operations, is more centrally located within our major markets and home of many global companies. It will locate Bunge in a country with balanced corporate governance requirements, more sophisticated financial and commercial infrastructure as well as a stable and well-developed legal system. We have had substantial operations in Switzerland for many years.
Our Redomestication to Switzerland is subject to various conditions, including shareholder approval and the approval of the Supreme Court of Bermuda (the “Bermuda Court”), and is expected to be completed later this year. We may delay or otherwise abandon the Redomestication if future events occur that cause us to determine that the Redomestication is no longer in the best interests of Bunge or its shareholders.
This proxy statement provides you with detailed information regarding the Redomestication. We encourage you to read this entire document carefully. You should carefully consider “Risk Factors” beginning on page [●] for a discussion of risks before voting at the meeting.

Kathleen Hyle Chair of the Board of Directors
Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of the securities to be issued in the transaction or determined if this proxy statement is truthful or complete. Any representation to the contrary is a criminal offense.

Bunge Limited 1391 Timberlake Manor Parkway St. Louis, Missouri 63017 U.S.A.

This proxy statement is dated [●] and is first being mailed to shareholders on or about [●].

Bunge Limited 1391 Timberlake Manor Parkway St. Louis, Missouri 63017
NOTICE OF MEETING OF BUNGE LIMITED SHAREHOLDERS
To Be Held On [●], 2023

To the holders of voting and non-voting shares of Bunge Limited:
We will hold a meeting of our shareholders online via live webcast at [●], commencing at [●] local time, on [●], 2023 to vote:
a.to approve the Redomestication that would change the place of incorporation of the ultimate parent company of the Bunge Group from Bermuda to Switzerland through a Bermuda law Scheme of Arrangement attached as Annex A to this proxy statement.
b.to adjourn the meeting to a later date to solicit additional proxies if there are insufficient votes at the time of the meeting to approve the Redomestication.
c.on any other matters that properly come before the meeting and any adjournments or postponements of the meeting.
The close of business on [●], 2023 is the record date for determining the shareholders entitled to notice of and to vote at the meeting or any adjournments or postponements of the meeting.
Please vote your shares to ensure your shares are represented. You should complete, sign and date the enclosed proxy and return it promptly in the enclosed envelope, whether or not you expect to attend the virtual meeting. You may revoke your proxy and vote in person if you decide to attend the virtual meeting. You may also designate proxies to vote your shares via the Internet or by telephone. Your Internet or telephone designation authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Please review the instructions in the proxy statement and on your proxy card regarding each of these options.
The Redomestication is subject to various conditions, including the approval of the Bunge shareholders and the Supreme Court of Bermuda.

By Order of the Board of Directors

[●], 2023	Lisa Ware-Alexander Vice President, Deputy General Counsel and Corporate Secretary

This proxy statement incorporates documents by reference. See “Where You Can Find More Information” beginning on page [●] for a listing of documents incorporated by reference. These documents are available to any person, including any beneficial owner, upon request directed to our Investor Relations department by telephone at 636-292-3014 or by submitting a written request to 1391 Timberlake Manor Parkway, Chesterfield, Missouri 63017, U.S.A., Attention: Ruth Ann Wisener. To ensure timely delivery of these documents, any request should be made by [●]. The exhibits to these documents will generally not be made available unless they are specifically incorporated by reference in this proxy statement.

i

ii

Householding	71

Where You Can Find More Information	72

ANNEX A	73

iii

OVERVIEW OF THE REDOMESTICATION
We are seeking shareholder approval at the meeting of a merger transaction by way of the Bermuda law Scheme of Arrangement, attached to this proxy statement as Annex A (the “Scheme of Arrangement”) that will effectively change the place of incorporation of the parent company of the Bunge Group from Bermuda to Switzerland (the “Redomestication”).
If the Scheme of Arrangement becomes effective, it will effect a share exchange (the “Share Exchange”) pursuant to which (i) your common shares of Bunge Limited (“Bunge-Bermuda”) will be exchanged for an equal number of registered shares of [●] (“Bunge-Switzerland”) and (ii) Bunge-Switzerland will become the parent company of the Bunge Group.
Bunge incorporated in Bermuda in 1995 when the then-separate Bunge group of companies consolidated into a single company. Over the past few years, Bunge has undertaken an extensive review of its business operations and the emerging trends in the global tax environment. As part of this review, Bunge performed a substantial analysis of alternative jurisdictions to which the Company might redomesticate. Switzerland was determined to be the best jurisdiction in which to redomesticate because it allows Bunge to better align its corporate legal structure with Bunge’s commercial operations and because Bunge has conducted substantial business operations in Switzerland for decades. Switzerland is also a jurisdiction that is well suited for global companies and offers a well-developed corporate, legal and regulatory environment.
As part of this review, Bunge has taken into account likely legislative tax changes proposed by the member states of the Organization for Economic Cooperation and Development (or "OECD") and in particular the Pillar 2 Model Rules, aiming at introducing a global minimum corporate tax rate of 15% on financial statement income. The focus of the OECD is to discourage multinational corporations from using low tax or no tax jurisdictions (tax havens) to avoid taxation.
Our Redomestication to Switzerland is subject to various conditions, including shareholder approval and the approval of the Bermuda Court, and is expected to be effective later this year. We may, however, delay or otherwise abandon the Redomestication if future events occur that cause our board of directors to determine that the Redomestication is no longer in the interest of Bunge or its shareholders.
If the Redomestication is completed:
•the place of incorporation and principal executive office of [●] will be Switzerland;
•the operational headquarters of the Bunge Group will remain in St. Louis, Missouri;
•our corporate name will be changed to [●];
•holders of shares in Bunge Limited will automatically receive shares in [●] on an one-for-one basis, and their relative economic interest in the Bunge Group will remain unchanged; and
•[●] shares will be listed for trading on the NYSE under the ticker symbol “BG”.
Bunge’s current dividend rate, shareholder communications and related matters will be unchanged. The effects of Redomestication on Bunge and its shareholders are explained in “Certain Tax Considerations” starting at page [●] and “Comparison of Shareholder Rights” starting at page [●].
The Redomestication will be completed pursuant to the Scheme of Arrangement, which is subject to shareholder approval and the approval of the Bermuda Court. The Scheme of Arrangement contemplates a merger by which (i) [●] will become the publicly traded parent company of the Bunge Group and (ii) holders of Bunge Limited common shares will receive common shares of [●] on a one-for-one basis.
The Redomestication involves several steps.
1) Incorporation of a new company registered in Geneva, Switzerland, named [●] (“Bunge-Switzerland”), as a direct, wholly-owned subsidiary of Bunge Limited, the Bermuda company whose shares you currently own (“Bunge-Bermuda”).
2) Bunge-Switzerland, in turn, forms a new Bermuda subsidiary named Horizon Merger Company Limited (“Bunge-MergerCo”).

3) Following the Bunge-Bermuda shareholders' meeting to be held on [●] and a hearing of the Bermuda Court scheduled for [●], assuming we have obtained the necessary shareholder and court approvals, Bunge-MergerCo will merge with Bunge-Bermuda by way of the Scheme of Arrangement, with Bunge-Bermuda as the surviving company. As a result of the Redomestication, Bunge-MergerCo will cease to exist, and Bunge-Bermuda will become a direct, wholly-owned subsidiary of Bunge-Switzerland.
4) Effective for the date that is one day after the effective date of the merger of Bunge-Bermuda with Bunge-MergerCo ("Effective Date"), Bunge-Bermuda will make a U.S. tax election to be treated as a disregarded entity for U.S. tax purposes.
The diagram that follows depicts the Redomestication:

Shareholders
Bunge Limited
(NYSE: BG)
[●]
Horizon Merger
Company Limited
Merger
Shareholders
[●]
(NYSE: BG)
Bunge Limited

In this proxy statement, we sometimes refer to Bunge-Bermuda and Bunge-Switzerland as “we,” “our” or “Bunge.”

QUESTIONS AND ANSWERS ABOUT THE REDOMESTICATION
Q: What am I being asked to vote on at the meeting?
A: You are being asked to vote on the Redomestication, which will effectively change our place of incorporation from Bermuda to Switzerland by way of the Scheme of Arrangement.
As a result of the Redomestication, Bunge-Bermuda will become a direct, wholly-owned subsidiary of Bunge-Switzerland, and you will become a shareholder of Bunge-Switzerland. Your common shares of Bunge-Bermuda will be cancelled and you will receive, on a one-for-one basis with your Bunge-Bermuda shares that have been cancelled, new shares of Bunge-Switzerland.
You also are being asked to vote on a proposal to adjourn the meeting to a later date to solicit additional proxies if there are insufficient votes at the time of the meeting to approve the Redomestication proposal.
Q: Why do you want to change your place of incorporation from Bermuda to Switzerland?
A: Bunge incorporated in Bermuda in 1995 when the then-separate Bunge group of companies consolidated into a single company. Over the past few years, Bunge has done an extensive review of its business operations and the emerging trends in global tax environment. As part of this review, Bunge performed a substantial analysis of alternative jurisdictions in which it might redomesticate. Switzerland was determined to be the best jurisdiction in which to redomesticate because it allows Bunge to better align its corporate legal structure with its commercial operations. Switzerland is a jurisdiction that is well suited for global companies and offers a well-developed corporate, legal and regulatory environment.
As part of this review, Bunge has taken into account likely legislative tax changes proposed by the member states of the Organization for Economic Cooperation and Development (or "OECD") and in particular the Pillar 2 Model Rules, aiming at introducing a global minimum corporate tax rate of 15% on financial statement income. The focus of the OECD is to discourage multinational corporations from using low tax or no tax jurisdictions (tax havens) to avoid taxation.
As part of the Redomestication, Bunge will be locating its publicly traded parent company to Switzerland, a jurisdiction in which Bunge has operated for decades and for which we have significant substance. Switzerland is the home of many global companies, and if the Redomestication is approved, [●] will be located in a country with balanced corporate governance requirements, more sophisticated financial and commercial infrastructure as well as a stable and well-developed legal system.
Q: Will the Redomestication affect our current or future operations?
A: The Redomestication will have no significant impact on how we conduct our day-to-day operations. The locations of our future operations will depend on the needs of our business, independent of our legal domicile.
Q: Will the Redomestication dilute my economic interest?
A: No, the Redomestication will not dilute your economic interest in the Bunge Group. Immediately after the Redomestication, the number of issued and outstanding shares of Bunge-Switzerland will be the same as the number of issued and outstanding shares of Bunge-Bermuda immediately before the completion of the Redomestication. Bunge-Switzerland will hold, in addition, [●] shares for future use to satisfy its obligations to deliver shares in connection with awards granted under our equity incentive plans and for such other purposes as Bunge-Switzerland's board of directors may determine. Bunge-Switzerland will assume Bunge-Bermuda’s existing obligation to deliver shares under our equity incentive plans. Because Bunge-Bermuda will be a wholly-owned subsidiary of Bunge-Switzerland after the Redomestication, your economic interest will not change in the Redomestication.
Q: Is the Redomestication taxable to me?
A: Determining the tax consequences of the Redomestication to you may be complex and will depend on your specific situation. The Redomestication is intended to be a “reorganization” under Section 368(a) of the U.S. Internal Revenue Code, where U.S. holders of shares of Bunge-Bermuda are generally not expected to recognize gain or loss on the exchange of such shares solely for shares of Bunge-Switzerland in the Redomestication. Under Swiss tax law, no Swiss tax is generally due for non-Swiss holders of Bunge-Bermuda shares on the ultimate receipt of

Bunge-Switzerland shares in the Redomestication. If you are a Swiss holder and are a beneficial owner of Bunge Limited shares, the Redomestication may result in Swiss tax consequences to you and you are therefore urged to contact your tax advisors. Other jurisdictions may tax holders on the ultimate receipt of shares in Bunge-Switzerland depending on the tax residence of the holder. We urge you to consult your tax advisor for a full understanding of the tax consequences of the Redomestication to you.
Q: Will there be Swiss withholding tax on future distributions, if any, by Bunge-Switzerland?
A: Because we will make distributions from qualifying capital contribution reserves, Swiss withholding tax should not apply to distributions paid to Bunge-Switzerland shareholders from Bunge-Switzerland for the foreseeable future.
Swiss federal withholding tax of 35% is generally due on distributions to Bunge-Switzerland shareholders from Bunge-Switzerland out of available earnings or other non-qualifying reserves for Swiss withholding tax purposes, regardless of the place of residency of the shareholder, subject to exceptions discussed below which we plan to use to substantially eliminate the Swiss withholding tax for the foreseeable future.
Distributions to shareholders in relation to a reduction of par value or paid out of qualifying capital contribution reserves recognized by the Swiss Federal Tax Administration will be exempt from Swiss withholding tax. Bunge-Switzerland expects to pay distributions out of such qualifying capital contribution reserves for the foreseeable future, and as a result, any such distributions to shareholders will be exempt from the Swiss withholding tax. Upon completion of the Redomestication, we expect Bunge-Switzerland to have a par value of $[0.01] per share and qualifying capital contribution reserves per share recognized by the Swiss Federal Tax Administration, such that the combination of the two should approximate the market capitalization value of Bunge-Bermuda immediately prior to the completion of the Redomestication. It is estimated that the Swiss withholding tax would not be applicable for the foreseeable future.
After we have depleted qualifying capital contribution reserves, distributions will be subject to the 35% Swiss withholding tax. Bunge-Switzerland will be required to withhold at such rate and remit on a net basis any payments made to a holder of Bunge-Switzerland shares and pay such withheld amounts to the Swiss Federal Tax Administration. The shareholder may be entitled to a full or partial refund of the Swiss withholding tax, depending on where the holder is tax resident. You are urged to consult your tax adviser for a full understanding of the tax consequences.
Q: Will there be Swiss withholding tax on future share repurchases, if any, by Bunge-Switzerland?
A: Under Swiss law, repurchases of shares for the purposes of capital reduction are generally treated as a partial liquidation subject to 35% Swiss withholding tax, irrespective of the tax residency of the shareholder. However, the 35% Swiss withholding tax is not applicable to certain share repurchases, and we expect to utilize certain tax attributes and other arrangements to substantially reduce or eliminate this tax burden for the foreseeable future. The repurchase of shares for purposes other than capital reduction, such as to retain as treasury shares for use in connection with equity incentive plans, convertible debt, similar instruments or acquisitions, will not be subject to the 35% Swiss withholding tax. Any portion of the repurchase price attributable to par value or qualifying capital contribution reserves recognized by the Swiss Federal Tax Administration will not be subject to the 35% Swiss withholding tax. Upon completion of the Redomestication, we expect Bunge-Switzerland to have a par value and qualifying capital contribution reserves for Swiss withholding tax purposes such that the combination of the two should result in a substantial reduction of the 35% Swiss withholding tax for the foreseeable future.
Q: What are qualifying capital contribution reserves?
A: Under Swiss statutory reporting requirements and for Swiss withholding tax purposes, qualifying capital contribution reserves represent, among other things, the amount per share by which the issue price of a share exceeds its par value. Qualifying capital contribution reserves may, subject to the restrictions described under “Description of Bunge-Switzerland Shares—Distributions” and “Description of Bunge-Switzerland Shares—Repurchases of Registered Shares,” be returned to shareholders, including through distributions and share repurchases. Distributions to shareholders out of qualifying capital contribution reserves that have previously been recognized by the Swiss Federal Tax Administration are exempt from Swiss withholding tax, as are distributions by virtue of a reduction of par value. Please note that qualifying capital contribution reserves for Bunge-Switzerland’s statutory reporting purposes and Swiss withholding tax purposes (which sometimes is also referred to as additional paid-in capital) will not be the same as additional paid-in capital reflected on Bunge-Switzerland’s consolidated financial statements prepared in accordance with U.S. GAAP.

Q: When do you expect the Redomestication to be completed?
A: We are working towards completing the Redomestication as quickly as possible and it remains subject to shareholder approval and the approval of the Bermuda Court. We currently expect to complete the Redomestication this year. However, the Redomestication may be delayed or otherwise abandoned if further events occur that cause our board of directors to determine that the Redomestication is no longer in the best interest of Bunge or its shareholders.
Q: What will I receive for my Bunge-Bermuda shares?
A: After the Redomestication, you will hold one Bunge-Switzerland share for each Bunge-Bermuda share you held immediately prior to the completion of the Redomestication.
Q: Do I have to take any action to exchange my Bunge-Bermuda shares?
A: No. Your Bunge-Bermuda common shares will be exchanged for Bunge-Switzerland shares without any action on your part. All of Bunge-Bermuda’s common shares are issued in uncertificated book-entry form. All of Bunge-Switzerland’s shares will also be issued in uncertificated book-entry form.
Q: May I trade Bunge-Bermuda shares between the date of this proxy statement and the Effective Date?
A: Yes. The Bunge-Bermuda shares will continue to trade during this period.
Q: After the Redomestication, where may I trade Bunge-Switzerland shares?
A: The Bunge-Switzerland shares will be listed and traded on the NYSE under the symbol “BG,” the same symbol under which your Bunge-Bermuda shares are currently listed.
Q: What vote of Bunge-Bermuda shareholders is required to approve the proposals?
A: The Redomestication proposal must be approved by the affirmative vote of holders of Bunge-Bermuda common shares representing a majority in number and at least 75% in value of the Bunge-Bermuda common shares present and voting at the meeting, whether in person or by proxy. The affirmative vote of holders of a majority of the Bunge-Bermuda common shares present in person or by proxy at the meeting and entitled to vote on the matter is required to approve the adjournment proposal. Please see “The Shareholders Meeting—Record Date; Voting Rights; Vote Required for Approval.”
Q: What vote does my board of directors recommend?
A: The Bunge-Bermuda board of directors unanimously recommends that Bunge-Bermuda’s shareholders vote “FOR” both of the proposals.
Q: How do I vote?
A: You may vote three ways:
•By telephone or online: If you are a shareholder of record, you may appoint your proxy by telephone, or electronically through the internet, by following the instructions on your proxy card.
•By mail: If you are a shareholder of record, you may appoint your proxy by marking, dating and signing your proxy card and returning it by mail in the enclosed postage-paid envelope.
•At the meeting: We will hold a meeting of our shareholders online via live webcast at [●], commencing at [●] local time, on [●], 2023. If you are planning to attend the virtual meeting, you may vote your shares at the meeting.
Q: May I submit my proxy by the Internet or telephone?
A: Yes. Instead of submitting your vote by mail on the enclosed proxy card, you may give your voting instruction by the Internet or telephone. Shareholders of record who do not hold their shares through a bank, broker or nominee may grant a proxy to vote on the Internet at [●] or by telephone by calling the number listed on the proxy card. Please have your proxy card in hand when calling or going online. If you hold your shares in the name of a bank, broker or other nominee, you should follow the instructions provided by your bank, broker or nominee when voting your shares.

Q: What if I plan to attend the shareholder meeting?
A: The shareholder meeting will be a virtual meeting conducted exclusively online via live audio webcast, allowing shareholders to participate in the meeting from any location convenient to them. There will not be a physical meeting.
Even if you plan to virtually attend the shareholder meeting, we recommend that you submit your proxy anyway. If you are a holder of record, you may still attend the shareholder meeting and vote.
Q: How do I access the shareholder meeting?
A: To be admitted to the shareholder meeting visit [●] and enter the 16-digit control number found on your proxy card or voter instruction form. If you hold your common shares through a brokerage firm, bank or other nominee, you should follow the instructions provided by your brokerage firm, bank other holder of record to be able to participate in the meeting.
Q: What if I have trouble accessing the shareholder virtually?
A: The virtual meeting platform is fully supported across browsers (internet Explorer, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets and cell phones) running the most updated version of applicable software and plugins. You should ensure that you have a strong internet connection wherever you intend to participate in the meeting. We encourage you to access the meeting prior to the start time. You will be able to log in beginning at [●], Central Time on [●], 2023. We will have a technician ready to assist you with any technical difficulties you may have accessing the shareholder meeting. If you encounter any difficulties accessing the shareholder meeting, please call the technical support number that will be posted on the virtual meeting platform login page.
Q: If I can't participate in the live shareholder webcast, can I vote or listen to it later?
A: You may vote your common shares before the meeting by following the instructions on your proxy card or voter instruction form. You do not need to access the webcast to vote if you submitted your vote via proxy in advance of the shareholder meeting. We do not intend to record the shareholder meeting; however, we will disclose the results on a Form 8-K that we will file with the SEC within four business days of the shareholder meeting.
Q: If my shares are held in “street name” by my broker, will my broker vote my shares for me?
A: No. We recommend that you contact your broker. Your broker can give you directions on how to instruct the broker to vote your shares. Your broker may not be able to vote your shares unless the broker receives appropriate instructions from you.
Q: If my shares are held “street name” by my broker, how do I register in advance to access the shareholder meeting?
A: If you are a registered holder of common shares (i.e., you hold your shares through our transfer agent, (Computershare), you do not need to register in advance to access the shareholder meeting. Please follow the instructions described above and on your proxy card or voter instruction form that you received.
If you hold your common shares through a brokerage firm, bank or other nominee, you should follow the instructions provided by your brokerage firm, bank or other holder of record to be able to participate in the meeting.
Q: May I change my vote after I grant my proxy?
A: Yes. You may change your vote at any time before your proxy is voted at the meeting. You may revoke your proxy any time prior to its exercise by:
•giving written notice of the revocation to the Corporate Secretary of Bunge-Bermuda;
•if you are a holder of record, or a beneficial holder with a proxy from the holder of record, by accessing and voting at the shareholder meeting;
•revoking the proxy by telephone or the Internet; or
•properly completing and executing a later-dated proxy and delivering it to the Corporate Secretary of Bunge-Bermuda at or before the meeting.

If you have instructed a broker to vote your shares, you must follow the procedure provided by your broker to change those instructions.
Your attendance alone will not revoke your proxy. To revoke a proxy, you must take one of the actions described above. Any written notice of revocation must be sent to the attention of the Bunge-Bermuda Corporate Secretary at 1391 Timberlake Manor Parkway, Chesterfield, Missouri 63017, U.S.A.
Q: Are proxy materials available on the Internet?
A: Yes.
Q: Whom should I call if I have questions about the meeting or the Redomestication?
A: You should contact either of the following:
Bunge-Bermuda:
Ruth Ann Wisener
Investor Relations
1391 Timberlake Manor Parkway
Chesterfield, Missouri 63017, U.S.A.
Phone: (636) 292-3014
our proxy solicitor:
[●]

SUMMARY
This summary highlights selected information from this proxy statement. It does not contain all of the information that is important to you. To understand the Redomestication more fully, and for a more complete legal description of the Redomestication, you should read carefully the entire proxy statement, including the annexes. The Scheme of Arrangement attached as Annex A to this proxy statement is the legal document that outlines the Redomestication. The articles of association and organizational regulations of Bunge-Switzerland summarized herein will govern our company after the completion of the Redomestication. We encourage you to read those documents and summaries. Unless otherwise indicated, currency amounts in this proxy statement are stated in United States dollars.
Parties to the Redomestication
Bunge-Bermuda: Bunge-Bermuda is an exempted company limited by shares incorporated under the laws of Bermuda. We are registered with the Registrar of Companies in Bermuda under registration number EC20791. We trace Bunge’s history back to 1818 when we were founded as a trading company in Amsterdam, The Netherlands. We are a holding company and substantially all of our operations are conducted through our subsidiaries. Our corporate headquarters are located at 1391 Timberlake Manor Parkway, Chesterfield, Missouri, 63017, United States of America, and our telephone number is (314) 292-2000. Our registered office is located at 2 Church Street, Hamilton, HM 11, Bermuda.
Bunge-Switzerland: Bunge-Switzerland is a newly formed Swiss company and is currently wholly-owned by Bunge-Bermuda. Bunge-Switzerland has not engaged in any business or other activities other than in connection with its formation and the Redomestication. As a result of the Redomestication, Bunge-Switzerland will become the ultimate parent company of the Bunge Group, including Bunge-Bermuda.
The registered office and principal executive office of Bunge-Switzerland are located at Route de Florissant 13 1206 Geneva, Switzerland. The telephone number of Bunge Switzerland is +41 22 592 91 00.
Bunge-MergerCo: Bunge-MergerCo is a Bermuda exempted company newly formed for the purpose of merging with Bunge-Bermuda in the Redomestication, with Bunge-Bermuda as the surviving company. Bunge-MergerCo is a direct, wholly-owned subsidiary of Bunge-Switzerland. Bunge-MergerCo has not engaged in any business or other activities other than in connection with its formation and the Redomestication.
The registered office and principal executive office of Bunge-MergerCo are located at 2 Church Street, Hamilton, HM 11, Bermuda. The telephone number of Bunge MergerCo is [●].
The Redomestication (see page [●])
The Redomestication will effectively change our place of incorporation from Bermuda to Geneva, Switzerland.
The Redomestication involves several steps. First, we have formed Bunge-Switzerland as a direct, wholly-owned subsidiary of Bunge-Bermuda. Bunge-Switzerland, in turn, has formed Bunge-MergerCo, a new Bermuda subsidiary. Following the Bunge-Bermuda shareholders' meeting to be held on [●], 2023 and a hearing of the Bermuda Court scheduled for [●], 2023, and assuming we have obtained the necessary shareholder and court approvals, Bunge-MergerCo will merge with Bunge-Bermuda by way of the Scheme of Arrangement, with Bunge-Bermuda as the surviving company. As a result of the Redomestication Bunge-MergerCo will cease to exist, and Bunge-Bermuda will become a direct, wholly-owned subsidiary of Bunge-Switzerland. Effective for the date that is one day after the Effective Date, Bunge-Bermuda will make a U.S. tax election to be treated as a disregarded entity for U.S. tax purposes.
After the Redomestication, you will continue to own an interest in a parent company that will continue to conduct the business operations as conducted by Bunge-Bermuda before the Redomestication. The number of shares you will own in Bunge-Switzerland will be the same as the number of shares you owned in Bunge-Bermuda immediately prior to the Redomestication, and your relative economic interest in the Bunge Group will remain unchanged.

Reasons for the Redomestication (see page [●])
The decision by the Board of Directors to complete the Redomestication follows an extensive review of our business operations and emerging trends in the global tax environment. Switzerland was determined to be the best jurisdiction to redomesticate as it allows Bunge to better align its corporate legal structure with Bunge’s commercial operations. Switzerland is also a jurisdiction that is well suited for global companies and offers a well-developed corporate, legal and regulatory environment.
Tax Considerations (see page [●])
Determining the tax consequences of the Redomestication to you may be complex and will depend on your specific situation. The Redomestication is intended to be a “reorganization” under Section 368(a) of the U.S. Internal Revenue Code, where U.S. holders of shares of Bunge-Bermuda are generally not expected to recognize gain or loss on the exchange of such shares solely for shares of Bunge-Switzerland in the Redomestication. Under Swiss tax law, no Swiss tax is generally due for non-Swiss holders of Bunge-Bermuda shares on the ultimate receipt of Bunge Switzerland shares in the Redomestication. If you are a Swiss holder and are a beneficial owner of Bunge Limited shares, the Redomestication may result in Swiss tax consequences to you and you are therefore urged to contact your tax advisors. Other jurisdictions may tax holders on the ultimate receipt of shares in Bunge-Switzerland depending on the tax residence of the holder. We urge you to consult your tax advisor for a full understanding of the tax consequences of the Redomestication to you.
Rights of Shareholders (see page [●])
Most of the principal attributes of Bunge-Bermuda’s common shares and Bunge-Switzerland’s registered shares will be similar. However, there are differences between your rights under Swiss law and under Bermuda law. In addition, there are differences between Bunge-Bermuda’s constituent documents and Bunge-Switzerland’s proposed constituent documents. We discuss these differences in detail under “Description of Bunge-Switzerland Shares” and “Comparison of Rights of Shareholders.”
Stock Exchange Listing (see page [●])
Immediately following the Redomestication, the shares of Bunge-Switzerland will be listed on the New York Stock Exchange under the symbol “BG,” the same symbol under which the Bunge-Bermuda common shares are currently listed.
Court Approval of the Redomestication (see page [●])
If shareholders of Bunge-Bermuda approve the Redomestication, a request will be filed with the Bermuda Court to approve the Redomestication. The Bermuda Court may impose such conditions as it deems appropriate in relation to the Redomestication but may not impose any material changes without the joint consent of Bunge-Bermuda, and Bunge-Switzerland. In determining whether to exercise its discretion and approve the Redomestication, the Bermuda Court will be required to determine, among other things, whether the Scheme of Arrangement is fair to Bunge-Bermuda’s shareholders in general and might reasonably have been approved by a shareholder of Bunge-Bermuda acting in his own interests.
Market Price and Dividend Information (see page [●])
On [●], the last trading day before the public announcement of the Redomestication, the closing price of the Bunge-Bermuda common shares on the New York Stock Exchange was $[●] per share. On [●], the most recent practicable date before the date of this proxy statement, the closing price of the Bunge-Bermuda common shares was $[●] per share.

No Appraisal Rights (see page [●])
Under Bermuda law, the shareholders of Bunge-Bermuda do not have any right to an appraisal of the value of their shares or payment for them in connection with the Redomestication.
Accounting Treatment of the Redomestication (see page [●])
Under U.S. GAAP, the Redomestication represents a transaction between entities under common control. Assets and liabilities transferred between entities under common control are accounted for at cost. Accordingly, the assets and liabilities of Bunge-Switzerland will be reflected at their carrying amounts in the accounts of Bunge-Bermuda under U.S. GAAP on the Effective Date.
Shareholders Meeting (see page [●])
Time, Place, Date and Purpose: The shareholders meeting will be held online via live webcast at [●], commencing at [●] local time, on [●]. At the meeting, Bunge-Bermuda’s board of directors will ask the shareholders to vote to approve:
•the Redomestication, which will be effected by the Scheme of Arrangement, in connection with the Agreement and Plan of Merger, pursuant to which Bunge-Bermuda would merge with Bunge-MergerCo, with Bunge-Bermuda as the surviving company, and each holders of Bunge-Bermuda common shares will receive Bunge-Switzerland shares on a one-for-one basis;
•a motion to adjourn the meeting to a later date to solicit additional proxies if there are insufficient votes at the time of the meeting to approve the Redomestication; and
•any other matters that properly come before the meeting and any adjournments or postponements of the meeting.
Record Date: Only holders of record of Bunge-Bermuda common shares on [●] are entitled to notice of and to vote at the meeting or any adjournment or postponement of the meeting.
Quorum: The holders of more than 50% of our issued and outstanding voting common shares throughout the meeting will constitute a quorum. Abstentions and “broker non-votes” will be counted toward the presence of a quorum, but will not be considered votes cast on any of the proposals brought before, the special meeting.
Financial Statements
Pro forma financial statements for Bunge-Switzerland are not presented in this proxy statement because no significant pro forma adjustments are required to be made to the historical consolidated statement of operations of Bunge-Bermuda for the year ended December 31, 2021. Those financial statements are included in Bunge-Bermuda’s Annual Report on Form 10‑K for the year ended December 31, 2021.
Recommendation of the Board of Directors
The Bunge-Bermuda board of directors unanimously recommends that Bunge-Bermuda’s shareholders vote “FOR” the Redomestication. The Bunge-Bermuda board of directors also unanimously recommends that Bunge-Bermuda’s shareholders vote “FOR” the adjournment proposal, which is not a condition to the Redomestication.
Required Vote (see page [●])
Approval of the Redomestication requires the affirmative vote of holders of Bunge-Bermuda common shares representing a majority in number and at least 75% in value of the Bunge-Bermuda common shares present in person or by proxy at the meeting and entitled to vote on the matter. The affirmative vote of holders of at least a majority of the Bunge-Bermuda common shares present in person or by proxy at the meeting and entitled to vote on the matter is required to approve the adjournment proposal. See “The Shareholders Meeting—Record Date; Voting Rights; Vote Required for Approval.”

Proxies (see page [●])
General: A proxy card is being sent to each shareholder as of the record date. If you properly received a proxy card, you may grant a proxy to vote on the proposals by marking your proxy card appropriately, executing it in the space provided, dating it, and returning it to us. If you hold your shares in the name of a bank, broker or other nominee, you should follow the instructions provided by your bank, broker or nominee when voting your shares. If you have timely submitted a properly executed proxy card or provided your voting instructions by telephone or on the Internet and clearly indicated your votes, your shares will be voted as indicated.
Revocation: You may revoke your proxy card at any time prior to its exercise by:
•giving written notice of the revocation to the Corporate Secretary of Bunge-Bermuda;
•if you are a holder of record, or a beneficial holder with a proxy from the holder of record, by accessing and voting at the shareholder meeting;
•voting again by telephone or the Internet; or
•properly completing and executing a later-dated proxy and delivering it to the Corporate Secretary of Bunge-Bermuda at or before the meeting.
However, your attendance alone will not revoke your proxy.

RISK FACTORS
Before you decide how to vote on the Redomestication, you should carefully consider the following risk factors, in addition to the other information contained in this proxy statement and the documents incorporated by reference, including, without limitation, our Annual Report on Form 10-K for the year ended December 31, 2021 and subsequent filings with the SEC.
Your rights as a shareholder will change as a result of the Redomestication.
Because of differences between Swiss law and Bermuda law, your rights as a shareholder will change if the Redomestication is completed. For a description of these differences, see “Comparison of Rights of Shareholders.”
As a result of increased shareholder approval requirements, Bunge-Switzerland will have less flexibility than Bunge-Bermuda with respect to certain aspects of capital management.
Under Bunge-Bermuda’s bye-laws, Bunge-Bermuda’s Board of Directors may issue, without shareholder approval, any common shares authorized in Bunge-Bermuda’s memorandum of association that are not issued or reserved. Bermuda law and Bunge-Bermuda’s bye-laws also provide substantial flexibility in establishing the terms of preferred shares. In addition, Bunge-Bermuda’s Board of Directors has the right, subject to statutory limitations, to declare and pay dividends on Bunge-Bermuda’s common shares without a shareholder vote. Swiss law allows Bunge-Switzerland’s shareholders to authorize share capital that can be issued by the board of directors without shareholder approval, but this authorization is limited to (i) 50% of Bunge-Switzerland's stated share capital (e.g., the issuance of shares in connection with an acquisition) and (ii) an additional 50% of Bunge-Switzerland's stated share capital for the issuance of shares in connection with convertible or similar financial instruments and our equity incentive plans. The authority to the Board of Directors to issue shares for such purposes must be renewed by the shareholders every five years. Additionally, Swiss law grants existing shareholders preemptive rights to subscribe for newly issued shares and advance subscription rights to subscribe for convertible and similar financial instruments. Preemptive rights and advance subscription rights may be limited or withdrawn for valid reasons. Swiss law also does not provide as much flexibility in the various terms that can attach to different classes of shares. Swiss law also reserves for approval by shareholders many corporate actions over which Bunge-Bermuda’s Board of Directors currently has authority. For example, dividends must be approved by shareholders. While we do not believe that the differences between Bermuda law and Swiss law relating to our capital management will have an adverse effect on us, we cannot assure you that situations will not arise where such flexibility would have provided substantial benefits to our shareholders.
Bunge-Switzerland may not be able to make distributions or repurchase shares without subjecting you to Swiss withholding tax.
Under current Swiss law, distributions made out of qualifying capital contribution reserves recognized by the Swiss Federal Tax Administration or made in the form of a par value reduction are not subject to Swiss withholding tax. However, there can be no assurances that the Swiss withholding rules will not be changed in the future or that shareholders will approve a distribution out of qualifying capital contribution reserves recognized by the Swiss Federal Tax Administration or a reduction in par value for distributions. Further, over the long term, the amount of par value and qualifying contribution reserves available for Bunge-Switzerland may be limited. If Bunge-Switzerland is unable to make a distribution out of qualifying capital contribution reserves or through a reduction in par value, then any dividends paid by Bunge-Switzerland will generally be subject to a Swiss withholding tax at a rate of 35%. The withholding tax must be withheld from the gross distribution and paid to the Swiss Federal Tax Administration. Dividends, if any, paid on Bunge-Bermuda’s shares are not currently subject to withholding tax in Bermuda. A U.S. holder that qualifies for benefits under the Convention between the United States of America and the Swiss Confederation for the Avoidance of Double Taxation with Respect to Taxes on Income, which we refer to as the “U.S.-Swiss Treaty,” may apply for a refund of the tax withheld in excess of the 15% treaty rate (or for a full refund in case of qualified pension funds). Switzerland currently has concluded more than 70 tax treaties with the same treatment regarding the refund of Swiss withholding taxes.

Under current Swiss law, repurchases of shares for the purposes of capital reduction are treated as a partial liquidation subject to 35% Swiss withholding tax on the difference between the par value plus qualifying capital contributions reserves and the repurchase price. Over the long term, the amount of par value and qualifying contribution reserves available for Bunge-Switzerland may be limited. Bunge-Switzerland may follow a share repurchase process for future share repurchases, if any, whereby Swiss institutional investors purchase Bunge-Switzerland shares from you and then sell the shares to Bunge-Switzerland and apply for a refund of the Swiss withholding tax. However, if Bunge-Switzerland is unable to use this process successfully, Bunge-Switzerland may not be able to repurchase shares for the purposes of capital reduction without subjecting you to Swiss withholding taxes. Please see “Certain Tax Considerations—Swiss Tax Considerations—Consequences to Shareholders of Bunge-Switzerland Subsequent to the Redomestication—Repurchases of Shares.”
The Redomestication will result in additional costs to us, some of which will be incurred regardless of whether the Redomestication is completed.
The completion of the Redomestication will result in an increase in some of our ongoing expenses and require us to incur some new expenses in connection with the Redomestication regardless of whether the Redomestication is completed.

CAUTIONARY INFORMATION REGARDING FORWARD-LOOOKING STATEMENTS
This proxy statement and the documents incorporated by reference in this proxy statement contain both historical and forward-looking statements. The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward looking statements to encourage companies to provide prospective information to investors. This proxy statement and the documents incorporated by reference into this proxy statement include forward looking statements that reflect our current expectations and projections about our future results, performance, prospects and opportunities, including expectations regarding the consummation of the Redomestication, benefits, timing and effects of the Redomestication, offices and operations, share trading, management of our business, taxes, strategic flexibility, legal and regulatory environment, financial results and other statements that are not historical facts, are forward looking statements. Forward looking statements include all statements that are not historical in nature. We have tried to identify these forward looking statements by using words including “may,” “will,” “should,” “could,” “expect,” “anticipate,” “believe,” “plan,” “intend,” “estimate,” “continue” and similar expressions. These forward looking statements are subject to a number of risks, uncertainties and other factors that could cause our actual results, performance, prospects or opportunities, to differ materially from those expressed in, or implied by, these forward looking statements. These factors include the risks, uncertainties, assumptions, trends and other factors discussed under the heading “Risk Factors” and elsewhere in our periodic reports filed with the Securities and Exchange Commission or in the applicable prospectus supplement or other offering material, including:
•risks and uncertainties related to our ability to complete the Redomestication, including our ability to obtain necessary approvals and the risk of changes in tax laws;
•the impacts of the COVID-19 pandemic and other potential pandemic outbreaks;
•the effect of weather conditions and the impact of crop and animal disease on our business;
•the impact of global and regional economic, agricultural, financial and commodities market, political, social and health conditions;
•changes in governmental policies and laws affecting our business, including agricultural and trade policies, financial markets regulation and environmental, tax and biofuels regulation;
•the impact of seasonality;
•the impact of government policies and regulations;
•the outcome of pending regulatory and legal proceedings;
•our ability to complete, integrate and benefit from acquisitions, divestitures, joint ventures and strategic alliances;
•the impact of industry conditions, including fluctuations in supply, demand and prices for agricultural commodities and other raw materials and products that we sell and use in our business, fluctuations in energy and freight costs and competitive developments in our industries;
•the impact on our operations and facilities from the military conflict in Ukraine and the resulting economic and other sanctions imposed on Russia, including the impact on Bunge resulting from a continuation and/or escalation of the conflict and sanctions against Russia;
•the effectiveness of our capital allocation plans, funding needs and financing sources;
•the effectiveness of our risk management strategies;
•operational risks, including industrial accidents, natural disasters and cybersecurity incidents;
•changes in foreign exchange policy or rates;
•the impact of our dependence on third parties;
•our ability to attract and retain executive management and key personnel; and

•other factors affecting our business generally.
In light of these risks, uncertainties and assumptions, you should not place undue reliance on any forward looking statements contained in this proxy statement or in any document incorporated by reference herein or therein. Additional risks that we may currently deem immaterial or that are not presently known to us could also cause the forward looking events discussed in this proxy statement or any document incorporated by reference herein or therein not to occur. Except as otherwise required by federal securities laws, we undertake no obligation to publicly update or revise any forward looking statements, whether as a result of new information, future events, changed circumstances or any other reason after the date of this proxy statement.

THE REDOMESTICATION
The Board of Directors has unanimously approved and recommends that you approve the Redomestication.
The Redomestication involves several steps. First, we have formed Bunge-Switzerland as a direct, wholly-owned subsidiary of Bunge-Bermuda. Bunge-Switzerland, in turn, has formed Bunge-MergerCo, a new Bermuda subsidiary. Following the Bunge-Bermuda shareholders' meeting to be held on [●] and a hearing of the Bermuda Court scheduled for [●], assuming we have obtained the necessary shareholder and court approvals, Bunge-MergerCo will merge with Bunge-Bermuda by way of the Scheme of Arrangement, with Bunge-Bermuda as the surviving company. As a result of the Redomestication, Bunge-MergerCo will cease to exist, and Bunge-Bermuda will become a direct, wholly-owned subsidiary of Bunge-Switzerland. Effective for the date that is one day after the Effective Date, Bunge-Bermuda will make a U.S. tax election to be treated as a disregarded entity for U.S. tax purposes.
After the Redomestication, you will continue to own an interest in a parent company that will continue to conduct the business operations as conducted by Bunge-Bermuda before the Redomestication. The number of shares you will own in Bunge-Switzerland will be the same as the number of shares you owned in Bunge-Bermuda immediately prior to the Redomestication, and your relative economic interest in the Bunge Group will remain unchanged.
The completion of the Redomestication will change the governing law that applies to shareholders of our parent company from Bermuda law to Swiss law. There are differences between Bermuda law and Swiss law. See “Comparison of Rights of Shareholders” for a summary of some of these differences.
Upon completion of the Redomestication, we will remain subject to the U.S. Securities and Exchange Commission (“SEC”) reporting requirements and the corporate governance requirements of NYSE, and we will continue to report our financial results in U.S. dollars and under U.S. generally accepted accounting principles (“U.S. GAAP”).
We currently expect to complete the Redomestication later this year.
Background and Reasons for the Redomestication
Bunge incorporated in Bermuda in 1995 when the then-separate Bunge group of companies consolidated into a single company. Over the past few years, Bunge has done an extensive review of its business operations and the emerging trends in global tax environment. As part of this review, Bunge performed a substantial analysis of alternative jurisdictions in which it might Redomesticate. Switzerland was determined to be the best jurisdiction to which Redomesticate because it allows Bunge to better align its corporate legal structure with its commercial operations. Switzerland is a jurisdiction that is well suited for global companies and offers a well-developed corporate, legal and regulatory environment. We have had substantial operations in Switzerland for many years.
As part of this review, Bunge has taken into account likely legislative tax changes proposed by the member states of the Organization for Economic Cooperation and Development (or "OECD") and in particular the Pillar 2 Model Rules, aiming at introducing a global minimum corporate tax rate of 15% on financial statement income. The focus of the OECD is to discourage multinational corporations from using low tax or no tax jurisdictions (tax havens) to avoid taxation.
As part of the Redomestication, Bunge will be re-locating its publicly traded parent company to Switzerland, a place from which Bunge has operated for decades and in which we have significant substance. Switzerland is more centrally located within Bunge’s major markets and the home of many global companies. It will locate Bunge in a country with balanced corporate governance requirements, more sophisticated financial and commercial infrastructure as well as a stable and well-developed legal system that accommodates global businesses.
Given the emerging focus on whether companies have substantial operations in their jurisdiction of incorporation, we preliminarily considered six countries in which we do business as potential jurisdictions to which we might redomesticate. We reduced this list to three countries and carefully analyzed them separately and relative to each other based on legal system, governance requirements, acceptability by investors, the ability to report financial results under U.S. GAAP, the effect on our long-term indebtedness, implementation costs and timing.

We ultimately selected Switzerland in this process. Among other things, we determined that it accomplished our main objective of Redomestication to a jurisdiction with a recognized and relatively well-developed and stable legal system in which we had substantial operations. We also determined that Switzerland had well-developed corporate governance requirements, and had a history of commerce, generally reliable judicial processes and was generally accepted by investors.
While other non-Swiss countries also had favorable attributes, those jurisdictions would have subjected us to governance requirements that were substantially different from those applicable to us under U.S. SEC and NYSE requirements as well as prevailing investor attributes.
Additional tax costs may be incurred in light of recent and expected changes in global tax environment. Other considerations that we considered are:
•Swiss law requires shareholder approval of various matters, including the issuance of shares and declaration of dividends, that are not required to be approved by shareholders under Bermuda law or NYSE requirements, which could cause us to miss opportunities. See “Description of Bunge-Switzerland Shares.”
•While we do not expect that this will present a practical issue for the foreseeable future, Switzerland generally imposes 35% Swiss withholding taxes on dividends. See "Questions and answers to the Redomestication".
In the final analysis, we concluded that the positive considerations outweighed the negative considerations and supported selecting Switzerland as the jurisdiction to which to redomesticate.
The Board considered these factors when assessing the Redomestication and determining to submit it to shareholders and concluded that proceeding with the Redomestication to Switzerland was preferable to redomesticating to other jurisdictions or not redomesticating at all at this time. We cannot assure you, however, that the anticipated benefits of the Redomestication will be realized or that we will complete the Redomestication at all. In addition to the potential benefits described above, the Redomestication will expose Bunge-Bermuda and its shareholders to certain risks. Please see the discussion under “Risk Factors.”
The Agreement and Plan of Merger
There are several steps to the Redomestication:
•Bunge-Bermuda has formed Bunge-Switzerland, which, in turn, has formed Bunge-MergerCo;
•following the Bunge-Bermuda shareholders' meeting and a hearing of the Bermuda Court on [●], and assuming we have obtained the necessary shareholder and court approvals, Bunge-MergerCo will merge with Bunge-Bermuda by way of the Scheme of Arrangement, with Bunge-Bermuda surviving as a direct, wholly-owned subsidiary of Bunge-Switzerland;
•all of the issued and outstanding shares of Bunge-Bermuda will be cancelled and converted into the right of holders of Bunge-Bermuda to receive Bunge-Switzerland shares;
•these resulting shares of Bunge-MergerCo will be converted into one share of Bunge-Bermuda for issuance, allotment and contribution to the capital contribution reserves of Bunge-Switzerland in exchange for the delivery of one share of Bunge-Switzerland for each issued and outstanding share of Bunge-Bermuda as of the Effective Date, plus one Bunge-Switzerland share for each share of Bunge-Bermuda held in treasury (collectively the “Treasury Shares”) as of the Effective Date for future use to satisfy Bunge-Switzerland’s obligations to deliver shares in connection with awards granted under our equity incentive plans and for such other purposes as Bunge-Switzerland's Board of Directors may determine;
•Bunge-Switzerland will assume, with effect as of the Effective Date, Bunge-Bermuda’s existing obligation to deliver shares under such equity incentive plans;
•Bunge-Bermuda will deliver to its shareholders (through its transfer agent) one Bunge-Switzerland share for each Bunge-Bermuda share held by them. Bunge-Switzerland has, prior to the effectiveness of the Redomestication, issued such number of shares to Bunge-Bermuda at an issue price equal to the aggregate par value of such shares. In connection with the completion of the Redomestication, Bunge-Bermuda will further contribute the Treasury Shares to Bunge-Switzerland.

Additional Agreements
Bunge-Switzerland and Bunge-MergerCo will indemnify the executive officers and directors of Bunge-Bermuda and its subsidiaries and will maintain directors’ and officers’ liability insurance for those executive officers and directors for six years after the Effective Date.
Amendment or Termination
The Agreement and Plan of Merger may be amended, modified or supplemented at any time before or after its adoption by the shareholders of Bunge-Bermuda. However, after adoption, no amendment, modification or supplement may be made or effected that requires further approval by Bunge-Bermuda shareholders without obtaining that approval.
The Board of Directors of Bunge-Bermuda may terminate the Agreement and Plan of Merger and abandon the Redomestication at any time prior to its effectiveness without obtaining the approval of Bunge-Bermuda shareholders.
Conditions to Consummation of the Redomestication
The Redomestication will not be completed unless, among other things, the following conditions are satisfied or, if allowed by law, waived:
•the Redomestication is approved by the requisite vote of shareholders of Bunge-Bermuda;
•none of the parties to the Agreement and Plan of Merger is subject to any governmental decree, order or injunction that prohibits the consummation of the Redomestication;
•the Bunge-Switzerland registered shares to be issued in the Redomestication and the Articles of Association of Bunge-Switzerland have been registered with the commercial register in [●], Switzerland;
•the requisite court order sanctioning the Redomestication shall have been obtained from the Bermuda Court and filed with the Bermuda Registrar of Companies and shall be effective;
•the Bunge-Switzerland shares to be issued pursuant to the Redomestication are authorized for listing on the New York Stock Exchange, subject to official notice of issuance;
•Bunge receives an opinion from Jones Day, in form and substance reasonably satisfactory to it, confirming, as of the Effective Date , the matters discussed under “Certain Tax Considerations—U.S. Federal Income Tax Considerations”; and
•Bunge receives an opinion from Homburger Ltd, in form and substance reasonably satisfactory to it, confirming, as of the Effective Date, the matters discussed under “Certain Tax Considerations—Swiss Tax Considerations.”
In the event the conditions to the Redomestication are not satisfied, the Scheme of Arrangement may be abandoned or delayed, even after approval by our shareholders and the Bermuda Court. If conditions to the Redomestication are not satisfied or waived on or before 5:00 p.m. (Bermuda time) on the date nine months after the date on which the Scheme of Arrangement becomes effective, or such later date as agreed by Bunge-Bermuda and sanctioned by the Bermuda Court, the Scheme of Arrangement will lapse by its terms. In addition, under Bermuda law, the Scheme of Arrangement may be otherwise delayed or otherwise abandoned if further events occur that cause our Board or Directors to determine that the Redomestication is no longer in the best interest of Bunge or its shareholders.
Bunge-Bermuda is a party to certain credit agreements that require waivers from third-party lenders prior to implementation of the Redomestication. See “—Credit Facilities” for more information.
Court Approval of the Redomestication
Pursuant to Section 99 of the Companies Act 1981 of Bermuda (the “Companies Act”), the Scheme of Arrangement requires the approval of the Bermuda Court. This requires Bunge-Bermuda to file an application for the sanction of the Scheme of Arrangement with the Bermuda Court. Prior to the mailing of this proxy statement, Bunge‑Bermuda made an application to the Bermuda Court for an order convening a special meeting of Bunge-Bermuda voting common shareholders to consider and if thought fit approve the Scheme of Arrangement (the “Convening Order”).

At the special meeting, Bunge-Bermuda shareholders will be asked to approve the Scheme of Arrangement. If the shareholders approve the Scheme of Arrangement, then Bunge-Bermuda will apply to the Bermuda Court for an order sanctioning the Scheme of Arrangement (the “Sanction Hearing”). At the Sanction Hearing, the Bermuda Court may impose such conditions as it deems appropriate in relation to the Scheme of Arrangement but may not impose any material changes without the joint consent of Bunge-Bermuda and Bunge-Switzerland. In determining whether to exercise its discretion and approve the Scheme of Arrangement, the Bermuda Court will determine, among other things, whether the Scheme of Arrangement is fair to Bunge-Bermuda’s common shareholders in general. If you are a common shareholder who wishes to appear or be represented and present evidence or arguments at the Sanction Hearing, you may do so. Holders of Bunge-Bermuda common shares at the Record Date who vote either for or against the proposal or who the Bermuda Court is satisfied have a substantial economic interest in the Scheme of Arrangement are entitled to appear before the Bermuda Court, at the time and date set for the hearing of the petition to sanction the Scheme of Arrangement, to voice your objection to the Scheme of Arrangement. Bunge-Bermuda will not object to your appearance or participation at the hearing, on the grounds that you do not have a s substantial economic interest in the Scheme of Arrangement.
Should you wish to appear before the Bermuda Court, Bunge-Bermuda encourages you to adopt one of the below noted procedures:
•appearing in person at the Bermuda Court, having notified Bunge-Bermuda's legal counsel 48 hours in advance of your intention to do so by e-mailing or telephoning [●]. You will in such circumstances be requested to provide an affidavit setting out the evidence upon which you seek to rely at the hearing;
•filing an affidavit with the Bermuda Court at least 48 hours prior to the date of the hearing of the petition to sanction setting out your reasons for objecting. At the same time as filing the affidavit, you should serve a copy of the affidavit on Bunge-Bermuda by leaving same at the office of [●]; or
•instructing counsel to appear on your behalf before the Bermuda Court, such counsel to provide notice of their intention to appear [●] at least 48 hours prior to the sanction hearing and at the same time providing a copy of the evidence upon which counsel shall seek to rely set out in an affidavit.
The Scheme of Arrangement will become effective as soon as a copy of the order of the Bermuda Court sanctioning the Scheme of Arrangement has been delivered to the Registrar of Companies in Bermuda as required by Section 99 of the Companies Act. See “Summary — Conditions to Consummation of the Scheme of Arrangement” for more information on these conditions.
Once the Scheme of Arrangement is effective, the Bermuda Court will have exclusive jurisdiction to hear and determine any suit, action or proceeding and to settle any dispute which arises out of or is connected with the terms of the Scheme of Arrangement or its implementation or out of any action taken or omitted to be taken under the Scheme of Arrangement or in connection with the administration of the Scheme of Arrangement. A shareholder who wishes to enforce any rights under the Scheme of Arrangement after such time should notify Bunge-Bermuda in writing of its intention at least five business days prior to commencing a new proceeding. After the effective time of the Scheme of Arrangement, no shareholder may commence a proceeding against Bunge-Switzerland or Bunge-Bermuda with respect to or arising from the Scheme of Arrangement except to enforce its rights under the Scheme of Arrangement where a party has failed to perform its obligations under the Scheme of Arrangement.
When under any provision of the Scheme of Arrangement after the effective time of the Scheme of Arrangement a matter is to be determined by Bunge-Bermuda, then Bunge-Bermuda will have discretion to interpret those matters under the Scheme of Arrangement in a manner that it considers fair and reasonable, and its decisions will be binding on all concerned.
Bunge-Bermuda may, subject to U.S. securities law constraints, consent to any modification of the Scheme of Arrangement on behalf of the shareholders that the Bermuda Court determines to approve or impose.
Federal Securities Law Consequences; Resale Restrictions
The issuance of Bunge-Switzerland shares to Bunge-Bermuda’s shareholders in connection with the Redomestication will not be registered under the Securities Act of 1933 (the “Securities Act”). Section 3(a)(10) of the Securities Act exempts securities issued in exchange for one or more outstanding securities from the general requirement of registration where the terms and conditions of the issuance and exchange of such securities have been approved by any court of competent jurisdiction, after a hearing upon the fairness of the terms and conditions of the issuance and exchange at which all persons to whom such securities will be issued have a right to appear and to whom adequate notice of the hearing has been given. In determining whether it is appropriate to convene the shareholder scheme meeting convened pursuant to its directions, the Bermuda Court will consider whether the terms and conditions of the Redomestication are fair. The Bermuda Court has fixed the date for the hearing of the application to approve the Redomestication at [●], in Hamilton, Bermuda. The Bunge-Switzerland shares issued to Bunge-Bermuda shareholders in connection with the Redomestication will be freely transferable, except for restrictions applicable to certain “affiliates” of Bunge-Bermuda under the Securities Act, as follows:
•Persons who were not affiliates of Bunge-Bermuda at the date of the Redomestication and have not been affiliates within 90 days prior to such date will be permitted to sell any Bunge-Switzerland shares received in the Redomestication without regard to Rule 144 under the Securities Act.
•Persons who were affiliates of Bunge-Bermuda at the date of the Redomestication or were affiliates within 90 days prior to such date will be permitted to resell any Bunge-Switzerland shares they receive pursuant to the Redomestication in the manner permitted by Rule 144. In computing the holding period of the Bunge-Switzerland shares for the purposes of Rule 144(d), such persons will be permitted to “tack” the holding period of their Bunge-Bermuda shares held prior to the Effective Date.
Persons who may be deemed to be affiliates of Bunge-Bermuda and Bunge-Switzerland for these purposes generally include individuals or entities that control, are controlled by, or are under common control with, Bunge-Bermuda and Bunge-Switzerland, and would not include shareholders who are not executive officers, directors or significant shareholders of Bunge-Bermuda and Bunge-Switzerland.
The Agreement and Plan of Merger requires Bunge-Bermuda to prepare and deliver to Bunge-Switzerland a list that identifies all persons whom Bunge-Bermuda believes may be deemed to be affiliates prior to the completion of the Redomestication. Bunge-Bermuda is also required, pursuant to the Agreement and Plan of Merger, to use its commercially reasonable best efforts to cause each person whom it identifies on the list as a potential affiliate to deliver, at or prior to the completion of the Redomestication, a written agreement that the affiliate will not sell, pledge, transfer or otherwise dispose of any of the Bunge-Switzerland shares issued to the affiliate pursuant to the Redomestication unless the sale, pledge, transfer or other disposition meets one of the following criteria:
•it is made pursuant to an effective registration statement filed under the Securities Act;
•it is in compliance with Rule 144; or
•in the opinion of counsel, it is otherwise exempt from the registration requirements of the Securities Act.
Bunge-Bermuda has not filed a registration statement with the SEC covering any resales of the Bunge-Switzerland shares to be received by Bunge-Bermuda’s shareholders in the Redomestication.
Effective Date
If the Redomestication is approved by the requisite shareholder vote and by the Bermuda Court, we anticipate that the Redomestication will become effective as soon as practicable following the Sanction Hearing, upon our filing of the court order sanctioning the Redomestication with the Bermuda Registrar of Companies. We currently expect to complete the Redomestication later this year, subject to the conditions noted below.
In the event the conditions to the Redomestication are not satisfied, the Redomestication may be abandoned or delayed, even after approval by our shareholders and the Bermuda Court. In addition, the Redomestication may be abandoned or delayed for any reason by our Board of Directors at any time prior to the Redomestication becoming effective, even though the Redomestication may have been adopted by our shareholders and the Bermuda Court, and all conditions to the Redomestication may have been satisfied.
If conditions to the Redomestication are not satisfied or waived on or before 5:00 p.m. (Bermuda time) on the date nine months after the date on which the Scheme of Arrangement becomes effective, or such later date as agreed by Bunge-Bermuda and sanctioned by the Bermuda Court, the Scheme of Arrangement will lapse by its terms. In addition, under Bermuda law, the Scheme of Arrangement may be otherwise delayed or otherwise abandoned if further events occur that cause our board or directors to determine that the Redomestication is no longer in the best interest of Bunge or its shareholders.

Board of Directors of Bunge-Switzerland
When the Redomestication is completed, the Directors of Bunge-Bermuda immediately prior to the completion of the Redomestication are expected to be the Directors of Bunge-Switzerland. Bunge-Switzerland’s articles of association allow for the same number of Directors as Bunge-Bermuda currently has, and Bunge-Bermuda’s Directors will carry their terms of office over to the Bunge-Switzerland’s Board of Directors.
Required Vote; Board Recommendation
The Redomestication requires the affirmative vote of holders of Bunge-Bermuda common shares representing a majority in number and at least 75% in value of the Bunge-Bermuda common shares present and voting at the meeting, whether in person or by proxy. See “The Meeting—Record Date; Voting Rights; Vote Required for Approval.” Our Board of Directors has unanimously approved the Redomestication and recommends that shareholders vote “FOR” approval of both of the proposals.
Regulatory Matters
We are not aware of any other governmental approvals or actions that are required to complete the Redomestication other than compliance with U.S. federal and state securities laws and Bermuda and Swiss corporate law.
No Appraisal Rights
Under Bermuda law, none of the shareholders of Bunge-Bermuda has any right to an appraisal of the value of their shares or payment for them in connection with the Redomestication.
No Action Required to Exchange Shares
On the Effective Date, your Bunge-Bermuda common shares will be exchanged for Bunge-Switzerland shares without any action on your part. All of Bunge-Bermuda’s common shares are issued in uncertificated book-entry form. All of Bunge-Switzerland’s shares will also be issued in uncertificated book-entry form.
Distribution Policy
Bunge-Bermuda has historically paid and Bunge-Switzerland expects to continue to pay cash distributions to holders of our common shares on a quarterly basis. Any future determination to pay distributions will, subject to the provisions of applicable law, be at the discretion of our Board and will depend upon then existing conditions, including our financial condition, results of operations, contractual and other relevant legal or regulatory restrictions, capital requirements, business prospects and other factors our Board deems relevant. Following the Redomestication, future declaration and payment of Bunge-Switzerland distributions will be subject to shareholder approval.
For a description of restrictions on distributions imposed by Swiss law, see “Description of Bunge-Switzerland Shares—Distributions,” “—Repurchases of Registered Shares” and “Certain Tax Considerations—Swiss Tax Considerations—Consequences to Shareholders of Bunge-Switzerland Subsequent to the Redomestication.”
Equity Incentive Plans
If the Redomestication is completed, Bunge-Switzerland will adopt and assume Bunge-Bermuda’s equity incentive plans and other employee benefit plans and arrangements, and those plans and arrangements will be amended as necessary to give effect to the Redomestication, including to provide (1) that shares of Bunge-Switzerland will be issued, held, available or used to measure benefits as appropriate under the plans and arrangements, in lieu of shares of Bunge-Bermuda, including upon exercise of any options or share appreciation rights issued under those plans and arrangements; and (2) for the appropriate substitution of Bunge-Switzerland for Bunge-Bermuda in those plans and arrangements. Shareholder approval of the Redomestication will also constitute shareholder approval of these amendments and the adoption and assumption of the plans and arrangements by Bunge-Switzerland.

Stock Exchange Listing
Bunge-Bermuda’s common shares are currently listed on the New York Stock Exchange. There is currently no established public trading market for the shares of Bunge-Switzerland. We intend to make application so that, immediately following the Redomestication, the shares of Bunge-Switzerland will be listed on the New York Stock Exchange under the symbol “BG,” the same symbol under which the Bunge-Bermuda common shares are currently listed.
Accounting Treatment of the Redomestication
Under U.S. GAAP, the Redomestication represents a transaction between entities under common control. Assets and liabilities transferred between entities under common control are accounted for at cost. Accordingly, the assets and liabilities of Bunge-Switzerland will be reflected at their carrying amounts in the accounts of Bunge-Bermuda on the Effective Date.
Credit Facilities
Upon the completion of the Redomestication, a “change of control” of Bunge-Bermuda constituting an event of default may be deemed to have occurred under the terms of the bank credit agreements governing the unsecured $1.1 billion 364-day Revolving Credit Agreement, unsecured committed $1.35 billion 5-year Revolving Credit Agreement, unsecured $865 million 5-year Revolving Credit Agreement, unsecured $1.75 billion 3-year Revolving Credit Facility, $750 million term loan facility, $250 million Delayed Draw Term Loan Facility, $250 million Term Loan Facility, ¥30.7 billion Term Loan Facility and $90 million Term Loan Facility and $600 million commercial paper program of wholly-owned subsidiaries of Bunge-Bermuda. These agreements permit acceleration of the borrowings under such facilities upon such an event of default. Bunge-Bermuda also guarantees certain local credit lines and other financial arrangements of its subsidiaries in which consent may be required. We are seeking amendments to these facilities from our lenders to assign Bunge-Bermuda’s obligations as guarantor thereunder to Bunge-Switzerland in connection with the Redomestication, although we may not be able to obtain the creditor consents required to successfully amend any or all of these facilities. In addition, Bunge-Bermuda and certain of its subsidiaries participate in a trade receivable securitization program (the "Program") with a financial institution, as administrative agent, and certain commercial paper conduit purchasers and committed purchasers that provides for funding of up to $1.1 billion against receivables sold into the Program in which we are seeking amendments to assign Bunge-Bermuda’s obligations thereunder to Bunge-Switzerland. The failure to amend some or all of these facilities could have an adverse effect on our ability to complete the Redomestication or on our business, results of operations or financial condition after the completion of the Redomestication. In connection with the Redomestication, Bunge Switzerland will assume the obligations of Bunge Limited as guarantor under each series of outstanding senior notes in accordance with the terms of the applicable indentures. We do not expect to incur significant costs in connection with obtaining these consents or taking these actions.
Effect of the Redomestication on Potential Future Status as a Foreign Private Issuer
Upon completion of the Redomestication, we will remain subject to SEC reporting requirements, the mandates of the Sarbanes-Oxley Act and the corporate governance rules of the New York Stock Exchange, and we will continue to report our financial results in U.S. dollars and under U.S. GAAP.

We do not currently believe that Bunge-Switzerland will qualify as a “foreign private issuer” within the meaning of the rules promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), upon completion of the Redomestication. The definition of a “foreign private issuer” has two parts—one based on a company’s percentage of U.S. resident shareholders and the other on its business contacts with the U.S. An organization incorporated under the laws of a foreign country qualifies as a foreign private issuer if either part of the definition is satisfied. We do not expect to qualify as a foreign private issuer under the shareholder test because we currently expect that more than 50% of Bunge-Switzerland’s outstanding voting securities will continue to be held by U.S. residents after the completion of the Redomestication. However, under the business contacts test, if it were the case after the Redomestication that (1) more than 50% of Bunge-Switzerland’s assets were located outside the United States, (2) Bunge-Switzerland’s business was not administered principally in the U.S. and (3) a majority of Bunge-Switzerland’s executive officers and directors were neither U.S. citizens nor U.S. residents, then Bunge-Switzerland would qualify as a foreign private issuer. We do not expect that Bunge-Switzerland will meet the requirements of clause (3) of this test upon the completion of the Redomestication, as we believe a majority of Bunge-Switzerland’s executive officers and directors will continue to be U.S. citizens or U.S. residents. However, Bunge-Switzerland may satisfy this element of the test sometime in the future and, as a result, qualify for status as a foreign private issuer at such later date. If and when that occurs, Bunge-Switzerland would be exempt from certain requirements applicable to U.S. public companies, including:
•the rules requiring the filing of Quarterly Reports on Form 10-Q and Current Reports on Form 8-K with the SEC,
•the SEC’s rules regulating proxy solicitations,
•the provisions of Regulation FD,
•the filing of reports of beneficial ownership under Section 16 of the Exchange Act (although beneficial ownership reports may be required under Section 13 of the Exchange Act), and
•“short-swing” trading liability imposed on insiders who purchase and sell securities within a six-month period.
In addition, Bunge-Switzerland would then be allowed to:
•file annual reports within six months after the end of a fiscal year,
•include more limited compensation disclosure in its filings with the SEC,
•apply accounting principles other than U.S. GAAP to its financial statements, although reconciliation to U.S. GAAP would be required if International Financial Reporting Standards (“IFRS”) is not used, and
•choose which reporting currency to use in presenting its financial statements.

CERTAIN TAX CONSIDERATIONS
The information presented under the caption “—U.S. Federal Income Tax Considerations” below is a discussion of the certain U.S. federal income tax consequences (1) to U.S. holders and non-U.S. holders (as defined below) of the Redomestication, and of owning and disposing of Bunge-Switzerland shares received in the Redomestication; and (2) to Bunge-Bermuda, Bunge-Switzerland and Bunge-MergerCo of the Redomestication. The information presented under the caption “—Swiss Tax Considerations” is a discussion of the certain Swiss tax consequences (1) to shareholders resident for tax purposes in a country other than Switzerland of the Redomestication and of the ownership and disposition of the Bunge-Switzerland shares and (2) to Bunge-Switzerland of the Redomestication and subsequent operations. The information presented under the caption “—Bermuda Tax Considerations” is a discussion of the material Bermuda tax consequences of the Redomestication.
You should consult your own tax advisor regarding the applicable tax consequences to you of the Redomestication and of ownership and disposition of the Bunge-Switzerland shares under the laws of the United States (federal, state and local), Switzerland (federal, cantonal and communal), Bermuda and any other applicable foreign jurisdiction.
U.S. Federal Income Tax Considerations

Scope of Discussion
This discussion does not generally address any aspects of U.S. taxation other than U.S. federal income taxation, is not a complete analysis or description of all of the possible tax consequences of the Redomestication or of owning and disposing of Bunge-Switzerland shares and does not address all tax considerations that may be relevant to you, such as U.S. federal estate and gift tax laws, or state, local or non-U.S. tax laws. Special rules that are not discussed in the general descriptions below may also apply to you, such as the accounting rules of section 451(b) of the Internal Revenue Code 1986, as amended, which we refer to as the “U.S. Code.”. In particular, this discussion deals only with holders that hold their Bunge-Bermuda shares and will hold their Bunge-Switzerland shares as capital assets and does not address the tax treatment of special classes of holders, such as:
•a holder of Bunge-Bermuda shares who, at any time within the five-year period ending on the date of the Redomestication, has actually or constructively owned 10% or more of the total combined voting power of all classes of stock entitled to vote of Bunge-Bermuda or who, immediately before the Redomestication, actually or constructively owns at least 5% of either the total voting power or the total value of the stock of Bunge-Bermuda,
•a holder of Bunge-Switzerland shares who, immediately after the Redomestication, actually and constructively owns at least 5% of either the total voting power or the total value of the stock of Bunge-Switzerland or who, at any time after the Redomestication, actually or constructively owns 10% or more of the total combined voting power of all classes of stock entitled to vote of Bunge-Switzerland,
•a bank or other financial institution,
•a tax-exempt entity,
•an insurance company,
•a person holding shares as part of a “straddle,” “hedge,” “integrated transaction,” or “conversion transaction,”
•a partnership or other-through entity or a person holding shares through such entity,
•a U.S. expatriate,
•a person who is liable for alternative minimum tax,
•a broker-dealer or trader in securities or currencies,
•a U.S. holder whose “functional currency” is not the U.S. dollar,
•a regulated investment company,

•a real estate investment trust,
•a trader in securities who has elected the mark-to-market method of accounting for its securities,
•a holder who received the Bunge-Bermuda shares through the exercise of employee stock options or otherwise as compensation or through a tax qualified retirement plan, or
•a non-corporate holder of Bunge-Switzerland shares who, because of limitations under the U.S. securities laws or other legal limitations, is not free to dispose of those shares without restriction.
This discussion is based on the laws of the United States, including the U.S. Code, its legislative history, existing and proposed Treasury regulations promulgated thereunder, judicial decisions, published rulings and administrative pronouncements, each as in effect on the date of this proxy statement. These laws may change, possibly with retroactive effect. In addition, the application and interpretation of certain aspects of the passive foreign investment company rules, referred to below, require the issuance of regulations which in many instances have not been promulgated and which may have retroactive effect. There can be no assurance that any of these regulations will be enacted or promulgated, and if so, when they will take effect or the effect they may have on this discussion. There can be no assurance that the United States Internal Revenue Service (“IRS”) will not disagree with or will not successfully challenge any of the conclusions reached and described in this discussion. No ruling has been or will be sought from the IRS with respect to the position and issues discussed herein.
For purposes of this discussion, a “U.S. holder” is any beneficial owner of Bunge-Bermuda shares, or, after the completion of the Redomestication, Bunge-Switzerland shares, that for U.S. federal income tax purposes is:
•an individual citizen or resident alien of the United States,
•a corporation (or other entity taxable as a corporation) organized under the laws of the United States or any state thereof including the District of Columbia,
•an estate, the income of which is subject to U.S. federal income taxation regardless of its source, or
•a trust if (1) it validly elects to be treated as a United States person for U.S. federal income tax purposes or (2)(a) its administration is subject to the primary supervision of a court within the United States and (b) one or more United States persons have the authority to control all of its substantial decisions.
A “non-U.S. holder” of Bunge-Bermuda shares, or, after the completion of the Redomestication, Bunge-Switzerland shares is a holder, other than an entity or arrangement treated as a partnership for U.S. federal income tax purposes, that is not a U.S. holder. For purposes of this summary, “holder” or “shareholder” means either a U.S. holder or a non-U.S. holder or both, as the context may require.
If a partnership (including any entity or arrangement treated as a partnership for U.S. federal income tax purposes) is a beneficial owner of Bunge-Bermuda shares or Bunge-Switzerland shares, the tax treatment of a partner in that partnership will generally depend on the status of the partner and the activities of the partnership. Holders of Bunge-Bermuda shares or Bunge-Switzerland shares that are partnerships and partners in these partnerships are urged to consult their tax advisers regarding the U.S. federal income tax consequences to them of the Redomestication and the ownership and disposition of the Bunge-Switzerland shares.
In the discussion that follows, except as otherwise indicated, it is assumed, as Bunge believes to be the case, that Bunge-Bermuda has not been and will not be a passive foreign investment company before the Redomestication and that Bunge-Switzerland will not be a passive foreign investment company after the Redomestication. See “—Passive Foreign Investment Company Considerations.” It is also assumed, as Bunge expects to be the case, that Bunge-Switzerland will continue to be a foreign corporation in the future. See “—Effect of the Redomestication on Potential Future Status as a Foreign Private Issuer.”
It is intended that the Redomestication, together with an election by Bunge-Bermuda to be disregarded for U.S. federal tax purposes effective for the date that is one day after the Effective Date, qualify as a "reorganization" under Section 368(a) of the U.S. Code. The remainder of the discussion assumes that the Redomestication qualifies as "reorganization" within the meaning of Section 368(a) of the U.S. Code.

Bunge
Consequences of the Redomestication: Bunge-Bermuda, Bunge-Switzerland and Bunge-MergerCo will not, as a result of the Redomestication, recognize gain or loss for U.S. federal income tax purposes.

U.S. Holders
Consequences of the Redomestication: U.S. holders will generally recognize no gain or loss upon the exchange of Bunge-Bermuda shares for Bunge-Switzerland shares in the Redomestication. A U.S. holder’s tax basis of the Bunge-Switzerland shares received in the Redomestication generally should equal the U.S. holder’s tax basis in its shares of Bunge-Bermuda exchanged, and the U.S. holder’s holding period of the Bunge-Switzerland shares will include the period during which the U.S. holder held its shares of Bunge-Bermuda shares exchanged in the Redomestication. Shareholders who hold their Bunge-Bermuda shares with differing bases or holding periods are urged to consult their tax advisors with regard to identifying the bases and holding periods of the particular Bunge-Switzerland shares received in the Redomestication.
Taxation of Distributions on the Bunge-Switzerland Shares: The gross amount of a distribution paid with respect to Bunge-Switzerland shares, including the full amount of Swiss withholding tax on such amount, if any, will be a dividend for U.S. federal income tax purposes to the extent of Bunge-Switzerland’s current or accumulated earnings and profits (as determined for U.S. tax purposes). With respect to non-corporate U.S. holders, provided certain requirements are met (including certain holding period requirements), dividends received from a “qualified foreign corporation” will be subject to U.S. federal income tax at the reduced rate accorded to long-term capital gains. As long as the Bunge-Switzerland shares are listed on the New York Stock Exchange or certain other exchanges and/or Bunge-Switzerland qualifies for benefits under the income tax treaty between the United States and Switzerland, Bunge-Switzerland will be treated as a “qualified foreign corporation” for this purpose. This reduced rate will not be available in all situations, and U.S. holders should consult their own tax advisors regarding the application of the relevant rules to their particular circumstances. Dividends received by a corporate shareholder generally will not be eligible for the dividends received deduction which is generally allowed to U.S. corporate shareholders on dividends received from a domestic corporation.
To the extent that a distribution exceeds Bunge-Switzerland’s current or accumulated earnings and profits (as determined for U.S. tax purposes), it will be treated as a nontaxable return of capital to the extent of the taxpayer’s basis in the shares, and thereafter generally should be treated as a capital gain. Special rules not here described may apply to shareholders who do not have a uniform basis and holding period in all of their Bunge-Switzerland shares, as to which shareholders should consult their own tax advisors.
As discussed further under "-Swiss Tax Considerations-Exemption from Swiss Withholding Tax-Distribution to Shareholders", we do not expect Swiss withholding tax to be applicable on distributions paid to Bunge-Switzerland shareholders from Bunge-Switzerland for the foreseeable future. In the even Swiss withholding taxes apply to such distributions, subject to complex limitations, such Swiss withholding tax generally will be treated for U.S. tax purposes as a foreign tax that may be claimed as a foreign tax credit against the U.S. federal income tax liability of a U.S. holder. Distributions paid to U.S. holders with respect to Bunge-Switzerland shares should generally be treated as foreign source income, which may be relevant in calculating the foreign tax credit limitation. The limitation on foreign taxes eligible for a credit is calculated separately with respect to specific classes of income. Dividends paid by Bunge-Switzerland generally will constitute “passive category income,” or in the case of certain U.S. holders, “general category income” or “foreign branch” income. Moreover, Treasury regulations that apply to taxable years beginning on or after December 28, 2021 may in some circumstances prohibit a U.S. holder from claiming a foreign tax credit unless the taxes are creditable under an applicable treaty and the holder is eligible for benefits under the treaty and elects its application. The rules relating to the determination of the foreign tax credit are complex, and shareholders should consult their tax advisors to determine whether and to what extent a credit would be available. In lieu of claiming a credit, U.S. holders may claim a deduction of foreign taxes paid in the taxable year. Unlike a tax credit, a deduction generally does not reduce U.S. tax on a dollar-for-dollar basis. In the event a 35% Swiss withholding tax applies to a distribution by Bunge-Switzerland, a U.S. holder that qualifies for benefits under the Convention between the United States of America and the Swiss Confederation for the Avoidance of Double Taxation with Respect to Taxes on Income, which we refer to as the “U.S.-Swiss Treaty,” may apply for a refund of the tax withheld in excess of the 15% treaty rate (or for a full refund in case of qualified pension funds).

Dispositions of Bunge-Switzerland Shares: U.S. holders of Bunge-Switzerland shares generally should recognize capital gain or loss for U.S. federal income tax purposes on the sale, exchange or other disposition of Bunge-Switzerland shares in the same manner as on the sale, exchange or other disposition of any other shares held as capital assets (including shares of Bunge-Bermuda stock sold, exchange or otherwise disposed of before the Redomestication). Any gain or loss generally will be long-term capital gain or loss if the U.S. holder’s holding period for the shares disposed of exceeds one year. Long-term capital gains recognized by non-corporate U.S. holders should be eligible to be taxed at the reduced rate for capital gains. There are limitations on the deductibility of capital losses.
Medicare Tax on Net Investment Income: U.S. holders that are individuals, estates and certain trusts generally will be subject to an additional 3.8% Medicare contribution tax on their “net investment income” (which includes dividend income and capital gain on the sale or other taxable disposition of the shares). U.S. holders should consult their tax advisors regarding the possible effect of this legislation on their ownership and disposition of their shares.
Passive Foreign Investment Company Considerations: The treatment of U.S. holders of Bunge-Switzerland shares in some cases could be materially different from that described above if, at any relevant time, Bunge-Bermuda or Bunge-Switzerland were a passive foreign investment company, which we will refer to as a "PFIC". For U.S. tax purposes, a foreign corporation, such as Bunge-Bermuda or Bunge-Switzerland, will be classified as a PFIC for any taxable year if either (1) 75% or more of its gross income is passive income (as defined for U.S. tax purposes) or (2) the average percentage of its assets which produce passive income or which are held for the production of passive income is at least 50%. For purposes of applying the tests in the preceding sentence, the foreign corporation is deemed to own its proportionate share of the assets of and to receive directly its proportionate share of the income of any other corporation of which the foreign corporation owns, directly or indirectly, at least 25% by value of the stock.
Classification of a foreign corporation as a PFIC can have various adverse consequences to shareholders of the corporation who are “United States persons,” as defined in the U.S. Code. These include taxation of gain on a sale or other disposition of the shares of the corporation at the maximum ordinary income rates and imposition of an interest charge on gain or on distributions with respect to the shares.
Bunge believes that Bunge-Bermuda has not been a PFIC in any prior taxable year and does not expect Bunge-Bermuda to be a PFIC in the taxable year in which the Redomestication will occur.
In addition, Bunge does not expect Bunge-Switzerland to be or become a PFIC following the Redomestication. However, the tests for determining PFIC status are applied annually, and it is difficult to accurately predict future income and assets relevant to this determination. Accordingly, Bunge cannot assure U.S. holders that Bunge-Switzerland will not become a PFIC.
If Bunge-Switzerland should determine in the future that it is a PFIC, it will endeavor to so notify U.S. holders of Bunge-Switzerland shares, although there can be no assurance that it will be able to do so in a timely and complete manner. U.S. holders of Bunge-Switzerland shares should consult their own tax advisors about the PFIC rules, including the availability of certain elections, which may mitigate certain adverse tax consequences of owning shares in a PFIC.

Non-U.S. Holders
Consequences of the Redomestication and Subsequent Disposition of the Bunge-Switzerland Shares: In general, a non-U.S. holder of Bunge-Bermuda shares will not in any case be subject to U.S. federal income or withholding tax on any gain with respect to the Redomestication and should not be subject to U.S. federal income or withholding tax on any gain recognized on a subsequent disposition of the Bunge-Switzerland shares, unless: (1) such gain is effectively connected with the conduct by the holder of a trade or business within the United States and, if a tax treaty applies, is attributable to a permanent establishment or fixed place of business maintained by such holder in the United States, (2) in the case of capital gain of a holder who is an individual, such holder is present in the United States for 183 days or more during the taxable year in which the capital gain is recognized and certain other conditions are met, or (3) such holder is subject to backup withholding (as described below).
Taxation of Distributions on the Bunge-Switzerland Shares: A non-U.S. holder generally will not be subject to U.S. federal income tax on distributions received on its Bunge-Switzerland shares, unless the distributions are effectively connected with the holder’s conduct of a trade or business in the United States and, if a tax treaty applies, the distributions are attributable to a permanent establishment or fixed place of business maintained by the holder in the United States or such holder is subject to backup withholding (as described below).

Except to the extent otherwise provided under an applicable tax treaty, a non-U.S. holder generally will be taxed in the same manner as a U.S. holder on distributions paid and gains recognized that are effectively connected with the holder’s conduct of a trade or business in the United States. Effectively connected distributions received and gains recognized by a corporate non-U.S. holder may also, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or, if applicable, a lower treaty rate), subject to certain adjustments.
Information Reporting and Backup Withholding
Distribution payments with respect to shares of Bunge-Switzerland and proceeds from the disposition of shares of Bunge-Switzerland may be subject to information reporting and to backup withholding (currently at a 24% rate). Backup withholding generally will apply to a U.S. holder if:
•the U.S. holder fails to furnish its Taxpayer Identification Number (“TIN”) (which, for an individual, is his or her Social Security Number) to the payor in the manner required;
•the U.S. holder furnishes an incorrect TIN and the payor is so notified by the IRS;
•the payor is notified by the IRS that the U.S. holder has failed to properly report payments of interest or dividends; or
•under certain circumstances, the U.S. holder fails to certify, under penalties of perjury, that such holder is a U.S. person, has furnished a correct TIN and has not been notified by the IRS that such holder is subject to backup withholding for failure to report interest or dividend payments.
Backup withholding and information reporting do not apply with respect to payments made to certain exempt recipients. U.S. holders should consult their tax advisors regarding their qualification for exemption from backup withholding and information reporting, and the procedure for obtaining such an exemption if available.
A non-U.S. holder may be required to provide a taxpayer identification number, certify the holder’s foreign status, or otherwise establish an exemption to not be subject to backup withholding tax on distributions and disposition proceeds with respect to shares of Bunge-Switzerland. Non-U.S. holders of Bunge-Switzerland shares should consult their tax advisers regarding the application of information reporting and backup withholding in their particular situations, the availability of exemptions, and the procedure for obtaining such an exemption, if available.
Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be allowed as a credit against the holder’s U.S. federal income tax liability and may entitle such person to a refund, provided that certain required information is timely furnished to the IRS.
Swiss Tax Considerations

Scope of Discussion
This discussion does not generally address any aspects of Swiss taxation other than federal, cantonal and communal income taxation, Swiss withholding taxation, and Swiss stamp duties. This discussion is not a complete analysis or listing of all of the possible tax consequences of the Redomestication or of holding and disposing of Bunge-Switzerland shares and does not address all tax considerations that may be relevant to you. Special rules that are not discussed in the general descriptions below may also apply to you.
This discussion is based on the laws of the Confederation of Switzerland, including the Direct Federal Tax Act of 1990, the Federal Harmonization of Cantonal and Communal Direct Taxes Act of 1990, The Federal Withholding Tax Act of 1965, the Federal Stamp Tax Act of 1973, as amended, which we refer to as the “Swiss tax law,” existing and proposed regulations promulgated thereunder, published judicial decisions and administrative pronouncements, each as in effect on the date of this proxy statement or with a known future effective date. These laws may change, possibly with retroactive effect.
For purposes of this discussion, a “Swiss holder” is any beneficial owner of Bunge-Bermuda shares, or, after the completion of the Redomestication, Bunge-Switzerland shares, that for Swiss direct tax purposes is:
•an individual resident of Switzerland or otherwise subject to Swiss taxation under article 3, 4 or 5 of the Direct Federal Tax Act of 1990, as amended, or article 3 or 4 of the Federal Harmonization of Cantonal and Communal Direct Taxes Act of 1990, as amended; or

•a corporation or other entity taxable as a corporation organized under the laws of the Switzerland or otherwise subject to Swiss taxation under article 50 or 51 of the Direct Federal Tax Act of 1990, as amended, or article 20 or 21 of the Federal Harmonization of Cantonal and Communal Direct Taxes Act of 1990, as amended.
A “non-Swiss holder” of Bunge-Bermuda shares, or, after the completion of the Redomestication, Bunge-Switzerland shares, is a holder that is not a Swiss holder. For purposes of this summary, “holder” or “shareholder” means either a Swiss holder or a non-Swiss holder or both, as the context may require.

Consequences of the Redomestication
Shareholder Tax Consequences
No Swiss tax is due for non-Swiss holders upon the exchange of Bunge-Bermuda shares for Bunge-Switzerland shares in the Redomestication.
If Swiss holders are beneficial owners of Bunge-Bermuda shares or Bunge-Switzerland shares, they are urged to consult their tax advisers regarding the Swiss tax consequences to them of the Redomestication.
Swiss Corporate Tax Consequences
Under Swiss tax law as it applies to corporations, the Redomestication is considered to be a tax neutral restructuring for Bunge-Bermuda, Bunge-Switzerland and Bunge-MergerCo. Therefore, no Swiss corporate income taxes will be due with respect to these companies as a result of the Redomestication. As a tax neutral restructuring, the Redomestication is also exempt from Swiss withholding tax and Swiss stamp duties.

Taxation of Bunge-Switzerland Subsequent to the Redomestication
Corporate Income Tax
A Swiss resident company is subject to corporate income tax at federal, cantonal and communal levels on its worldwide income. However, qualifying net dividend income and net capital gains on the sale of qualifying investments in subsidiaries are effectively exempt from federal, cantonal and communal corporate income tax. Consequently, Bunge-Switzerland expects dividends from its subsidiaries and capital gains from sales of investments in its subsidiaries to be exempt from Swiss corporate income tax.
Stamp duty – Swiss Issuance Stamp Tax
Swiss issuance stamp tax is a federal tax levied on the issuance of shares and increases in or contributions to the equity of Swiss corporations. The applicable tax rate is 1% of the contribution value of the assets contributed to equity. Exemptions are available in tax neutral restructuring transactions. As a result, any future issuance of shares by Bunge-Switzerland or any other increase in its equity may be subject to the issuance stamp tax unless the equity is increased in the context of a merger or other qualifying restructuring transaction.
Stamp duty – Swiss Transfer Stamp Tax
The transfer of taxable Swiss and foreign securities (e.g., shares) in which a Swiss bank or other Swiss securities dealers (as defined in the Swiss Federal Stamp Tax Act) participate as contracting parties or as intermediaries is typically subject to Swiss transfer tax at the rate of 0.15% (for securities issued by a resident of Switzerland) and 0.3% (for securities issued by a resident of a foreign country). However, the transfer of taxable securities within qualifying restructuring transactions is exempt from transfer stamp tax.

Swiss Withholding Tax on Certain Interest Payments
A federal withholding tax is levied on the interest payments of certain debt instruments. In such case, the rate would amount to 35% of the gross interest payment to the debtholders. No Swiss withholding tax would be due on interest payments on debt instruments issued by non-Swiss subsidiaries of Bunge-Switzerland, provided that Bunge-Switzerland does not guarantee the debt instruments, or if such a guarantee is provided, the proceeds from the issuance by the non-Swiss subsidiary are not used for financing activities in Switzerland in an amount exceeding the total equity of all non-Swiss subsidiaries of the Bunge Group. Any such withholding tax may be fully or partially refundable to qualified debtholders either based on Swiss domestic tax law or based on existing double taxation treaties. Although, as described in “The Redomestication—Guarantees,” Bunge-Switzerland intends to guarantee certain debt of its subsidiary Bunge-Bermuda, none of the proceeds has been or is expected to be used for financing activities in Switzerland. Consequently, no Swiss withholding tax should be due with respect to such obligations. In the event of the imposition of any such withholding tax, Bunge-Bermuda would be required under some of its debt obligations to gross up the interest payments to cover the tax.

Consequences to Shareholders of Bunge-Switzerland Subsequent to the Redomestication
The tax consequences discussed below are not a complete analysis or description of all the possible tax consequences that may be relevant to you. You should consult your own tax advisor in respect of the tax consequences related to receipt, ownership, purchase or sale or other disposition of Bunge-Switzerland shares and the procedures for claiming a refund of withholding tax.
Swiss Income Tax on Dividends and Similar Distributions
A non-Swiss holder will not be subject to Swiss income taxes on dividend income and similar distributions in respect of Bunge-Switzerland shares, unless the shares are attributable to a permanent establishment or a fixed place of business maintained in Switzerland by such non-Swiss holder. However, dividends and similar distributions are subject to Swiss withholding tax. See “—Swiss Withholding Tax—Distributions to Shareholders.”
Swiss Wealth Tax
A non-Swiss holder will not be subject to Swiss wealth taxes unless the holder’s Bunge-Switzerland shares are attributable to a permanent establishment or a fixed place of business maintained in Switzerland by such non-Swiss holder.
Swiss Capital Gains Tax upon Disposal of Bunge-Switzerland Shares
A non-Swiss holder will not be subject to Swiss income taxes for capital gains unless the holder’s shares are attributable to a permanent establishment or a fixed place of business maintained in Switzerland by such non-Swiss holder. In such case, the non-Swiss holder is required to recognize capital gains or losses on the sale of such shares, which will be subject to cantonal, communal and federal income tax.
Swiss Withholding Tax—Distributions to Shareholders
A Swiss withholding tax of 35% is due on dividends and similar distributions to Bunge-Switzerland shareholders from Bunge-Switzerland out of available earnings or other non-qualifying reserves for withholding tax purposes, regardless of the place of residency of the shareholder (subject to the exceptions discussed under “—Exemption from Swiss Withholding Tax—Distributions to Shareholders” below). Bunge-Switzerland will be required to withhold at such rate and remit on a net basis any payments made to a holder of Bunge-Switzerland shares and pay such withheld amounts to the Swiss Federal Tax Administration. Please see “—Refund of Swiss Withholding Tax on Dividends and Other Distributions.”

Exemption from Swiss Withholding Tax—Distributions to Shareholders
Distributions to shareholders in relation to a reduction of par value and distributions to shareholders out of qualifying capital contribution reserves recognized by the Swiss Federal Tax Administration are exempt from the Swiss withholding tax. Bunge-Switzerland expects to pay distributions out of qualifying capital contribution reserves recognized by the Swiss Federal Tax Administration for the foreseeable future, and as a result, any such distributions to shareholders will be exempt from the Swiss withholding tax. Upon completion of the Redomestication, we expect Bunge-Switzerland to have a par value of $[0.01] per share and qualifying capital contribution reserves per share for Swiss statutory reporting purposes, such that the combination of the two should approximate the market capitalization value of Bunge-Bermuda immediately prior to the completion of the Redomestication.
Repurchases of Shares
Repurchases of shares for the purposes of capital reduction are treated as a partial liquidation subject to the 35% Swiss withholding tax. However, for shares repurchased for capital reduction, the portion of the repurchase price attributable to the par value and to the qualifying contribution reserves recognized by the Swiss Federal Tax Administration of the shares repurchased will not be subject to the Swiss withholding tax. Bunge-Switzerland would be required to withhold at such rate the tax from the difference between the repurchase price and the related amount of par value and qualifying contribution reserves. Bunge-Switzerland would be required to remit on a net basis the purchase price with the Swiss withholding tax deducted to a holder of Bunge-Switzerland shares and pay the withholding tax to the Swiss Federal Tax Administration.
With respect to the refund of Swiss withholding tax from the repurchase of shares, see “—Refund of Swiss Withholding Tax on Dividends and Other Distributions” below.
In many instances, Swiss companies listed on the SIX Swiss Exchange carry out share repurchase programs through a “second trading line” on the SIX Swiss Exchange. Swiss institutional investors typically purchase shares from shareholders on the open market and then sell the shares on the second trading line back to the company. The Swiss institutional investors are generally able to receive a full refund of the withholding tax. Due to, among other things, the time delay between the sale to the company and the institutional investors’ receipt of the refund, the price companies pay to repurchase their shares has historically been slightly higher (but less than 1.0%) than the price of such companies’ shares in ordinary trading on the SIX Swiss Exchange first trading line.
We do not expect to be able to use the SIX Swiss Exchange second trading line process to repurchase our shares because we do not intend to list our shares on the SIX Swiss Exchange. We do, however, intend to follow an alternative process whereby we expect to be able to repurchase our shares in a manner that should allow Swiss institutional market participants selling the shares to us to receive a refund of the Swiss withholding tax and, therefore, accomplish the same purpose as share repurchases on the second trading line at substantially the same cost to us and such market participants as share repurchases on a second trading line.
The repurchase of shares for purposes other than capital reduction, such as to retain as treasury shares for use in connection with equity incentive plans, convertible debt or other instruments within certain periods, will generally not be subject to Swiss withholding tax. However, see “Comparison of Rights of Shareholders” for a discussion on the limitations on the amount of repurchased shares that can be held as treasury shares.
Refund of Swiss Withholding Tax on Dividends and Other Distributions
Swiss Holders: A Swiss tax resident, corporate or individual, can recover the withholding tax in full if such resident is the beneficial owner of the Bunge-Switzerland shares at the time the dividend or other distribution becomes due and provided that such resident reports the gross distribution received on such resident’s income tax return, or in the case of an entity, includes the taxable income in such resident’s income statement, in accordance with statutory law requirements.
Non-Swiss Holders: If the shareholder that receives a distribution from Bunge-Switzerland is not a Swiss tax resident, does not hold the Bunge-Switzerland shares in connection with a permanent establishment or a fixed place of business maintained in Switzerland, and resides in a country that has concluded a treaty for the avoidance of double taxation with Switzerland for which the conditions for the application and protection of and by the treaty are met, then the shareholder may be entitled to a full or partial refund of the withholding tax described above. You should note that the procedures for claiming treaty refunds (and the time frame required for obtaining a refund) may differ from country to country.

Switzerland has entered into bilateral treaties for the avoidance of double taxation with respect to income taxes with numerous countries, including the United States, whereby under certain circumstances all or part of the withholding tax may be refunded.
U.S. Residents: The Swiss-U.S. tax treaty provides that U.S. residents eligible for benefits under the treaty can seek a refund of the Swiss withholding tax on dividends for the portion exceeding 15% (leading to a refund of 20%) or a 100% refund in the case of qualified pension funds. Please refer to the discussion under “—U.S. Federal Income Tax Considerations—U.S. Holders—Taxation of Distributions on the Bunge-Switzerland Shares” for applicability of U.S. foreign tax credits for any net withholding taxes paid.
As a general rule, the refund will be granted under the treaty if the U.S. resident can show evidence of:
•beneficial ownership,
•U.S. residency, and
•meeting the U.S.-Swiss tax treaty’s limitation on benefits requirements.
The claim for refund must be filed with the Swiss Federal Tax Administration (Eigerstrasse 65, 3003 Berne, Switzerland), not later than December 31 of the third year following upon the calendar year in which the dividend payments became due. The relevant Swiss tax form is Form 82C for companies, 82E for other entities and 82I for individuals. These forms can be obtained from any Swiss Consulate General in the United States or from the Swiss Federal Tax Administration at the address mentioned above or online. Each form needs to be filled out in triplicate, with each copy duly completed and signed before a notary public in the United States. You must also include evidence that the withholding tax was withheld at the source.
Swiss Transfer Stamp Tax in Relation to the Transfer of Bunge-Switzerland Shares: The purchase or sale of Bunge-Switzerland shares may be subject to Swiss federal stamp taxes on the transfer of securities irrespective of the place of residency of the purchaser or seller if the transaction takes place through or with a Swiss bank or other Swiss securities dealer, as those terms are defined in the Federal Stamp Tax Act of 1973 and no exemption applies in the specific case. If a purchase or sale is not entered into through or with a Swiss bank or other Swiss securities dealer, then no stamp tax will be due. The applicable stamp tax rate is 0.075% for each of the two parties to a transaction and is calculated based on the purchase price or sale proceeds. If the transaction does not involve cash consideration, the transfer stamp duty is computed on the basis of the market value of the consideration.
Bermuda Tax Considerations
The Redomestication will not result in any income tax consequences under Bermuda law to Bunge-Bermuda, Bunge-Switzerland, Bunge-MergerCo or their respective shareholders.
The discussion in this section “Certain Tax Considerations” is for general information only and may not address all tax considerations that may be significant to shareholders.

DESCRIPTION OF BUNGE-SWITZERLAND SHARES
The following description of Bunge-Switzerland’s share capital is a summary. This summary is not complete and is subject to the complete text of Bunge-Switzerland's proposed articles of association and organizational regulations (the latter being analogous to bylaws). Except where otherwise indicated, the description below reflects Bunge-Switzerland’s articles of association and organizational regulations as those documents will be in effect upon completion of the Redomestication. We encourage you to read those documents carefully.
Capital Structure
Immediately after the Redomestication, Bunge-Switzerland will only have one class of shares outstanding, registered shares with a par value of $[0.01] per share.
Issued Share Capital: In the Redomestication, Bunge-Switzerland will issue one registered share for each issued and outstanding Bunge-Bermuda share. In addition, Bunge-Switzerland will issue [●] Treasury Shares to Bunge-Bermuda for future use to satisfy Bunge-Switzerland’s obligations to deliver registered shares in connection with awards granted under equity incentive plans and for such other purposes as Bunge-Switzerland's Board of Directors may determine. Bunge-Switzerland will assume Bunge-Bermuda’s existing obligation to deliver shares under such equity incentive plans. Upon completion of the Redomestication, the registered share capital of Bunge-Switzerland is expected to be approximately [●], comprised of approximately [●] million registered shares, including [●] Treasury Shares and [●] shares issued in connection with the formation of Bunge-Switzerland.
Capital Band: Immediately prior to the Redomestication, Bunge-Switzerland will not have any share capital authorized for future issuance. Upon completion of the Redomestication, Bunge-Switzerland will have a capital band ranging from $[●] (lower limit) to $[●] (upper limit) and the Board of Directors will be authorized to increase or reduce, within such range, the share capital once or several times and in any amount or to repurchase or dispose of registered shares directly or indirectly, until the earlier of [●], 2028 or the full use of the capital band, without shareholder approval.
In the event of a share issuance based on Bunge-Switzerland's capital band, the Board of Directors determines the date of the issuance, the issuance price, the type of contribution, the date from which the new registered shares carry the right to distributions and, subject to the provisions of Bunge-Switzerland’s articles of association, the conditions for the exercise of the subscription rights with respect to the issuance. The Board of Directors may allow subscription rights that are not exercised to expire, or it may place such rights or registered shares, the subscription rights of which have not been exercised, at market conditions or use them otherwise in the interest of Bunge-Switzerland. After [●], 2028 (or earlier, upon full use of the capital band), capital band will be available to the Board of Directors for issuance of additional registered shares only if the authorization is reapproved by shareholders.
In a share issuance based on Bunge-Switzerland's capital band, Bunge-Switzerland and Bunge-Switzerland’s shareholders have subscription rights to obtain newly issued registered shares in an amount proportional to the par value of the registered shares they already hold. However, the Board of Directors may withdraw or limit these subscription rights in certain circumstances as set forth in Bunge-Switzerland’s articles of association. For further details on these circumstances, see “—Preemptive Rights and Advance Subscription Rights.”
Conditional Share Capital: Immediately prior to the Redomestication, Bunge-Switzerland will not have any conditional share capital. Upon completion of the Redomestication, Bunge-Switzerland’s articles of association will provide for a conditional capital that, following the effectiveness of the Redomestication, will authorize the issuance of additional registered shares up to a maximum amount of [●]% of the share capital registered in the commercial register (which is expected to be approximately [●] registered shares) without obtaining additional shareholder approval. These registered shares may be issued:
•with respect to up to [●] fully paid-in registered shares, the exercise or mandatory exercise of conversion, exchange, exercise, option, warrant, subscription or other rights to acquire registered or through obligations to acquire registered shares, which are or were granted to or imposed upon shareholders or third parties alone or in connection with bonds, notes, loans, options, warrants or other securities or contractual obligations of Bunge-Switzerland or any of its group companies; or

•with respect to up to [●] fully paid-in registered shares, the exercise or mandatory exercise of rights to acquire registered shares or through obligations to acquire registered shares, which are or were granted to or imposed on members of the Board of Directors, members of the executive management, employees, contractors or consultants of Bunge-Switzerland or its group companies, or other persons providing services to Bunge-Switzerland or its group companies.
In connection with the issuance of bonds, notes, loans, options, warrants or other securities or contractual obligations convertible into or exercisable or exchangeable for Bunge-Switzerland registered shares, the Board of Directors is authorized to withdraw or limit the advance subscription rights of shareholders in certain circumstances. See “—Substantive Rights and Advance Subscription Rights” below.
The subscription rights of shareholders are excluded with respect to registered shares issued to directors, employees, contractors, consultants or other persons providing services to Bunge-Switzerland or any of its group companies.
Other Classes or Series of Shares: The Board of Directors may not create shares with increased voting powers without the affirmative resolution adopted by shareholders holding at least 66 2/3% of the voting rights and a majority of the par value of the registered shares represented at a general meeting.
Subscription Rights and Advance Subscription Rights
Under the Swiss Code, the prior approval of a general meeting of shareholders is generally required to authorize, for later issuance, the issuance of registered shares, or rights to subscribe for, or convert into, registered shares (which rights may be connected to debt instruments or other financial obligations). In addition, the existing shareholders will have subscription rights in relation to such registered shares or rights in proportion to the respective par values of their holdings. The shareholders may, with the affirmative vote of shareholders holding 66 2/3% of the voting rights and a majority of the par value of the registered shares represented at the general meeting, withdraw or limit the subscription rights for valid reasons (such as a merger, an acquisition or any of the reasons authorizing the Board of Directors to withdraw or limit the subscription rights of shareholders in the context of an authorized capital increase as described below).
If the general meeting of shareholders has approved the creation of a capital band or conditional share capital, it thereby delegates the decision whether to withdraw or limit the subscription and advance subscription rights for valid reasons to the Board of Directors. Bunge-Switzerland’s articles of association provide for this delegation with respect to Bunge-Switzerland’s capital band and conditional share capital in the circumstances described below under “—Authorized Share Capital” and “—Conditional Share Capital.”
Capital Band: The Board of Directors is authorized to withdraw or limit the subscription rights with respect to the issuance of registered shares based on the capital band and allocate such rights to third parties (including individual shareholders), the company or any of its group companies if:
•the issue price of the new registered shares is determined by reference to the market price;
•for raising equity capital in a fast and flexible manner, which would not be possible, or would only be possible with great difficulty or at significantly less favorable conditions, without the exclusion of the subscription rights of existing shareholders;
•for the acquisition of companies, part(s) of companies or participations, for the acquisition of products, intellectual property or licenses by or for investment projects of Bunge-Switzerland or any of its group companies, or for the financing or refinancing of any of such transactions through a placement of registered shares;
•for purposes of broadening the shareholder constituency of Bunge-Switzerland in certain financial or investor markets, for purposes of the participation of strategic partners including financial investors, or in connection with the listing of new registered shares on domestic or foreign stock exchanges;
•for purposes of granting an over-allotment option of up to 20% of the total number of registered shares in a placement or sale of registered shares to the respective initial purchaser(s) or underwriter(s);
•for the participation of members of the Board of Directors, members of the executive management, employees, contractors, consultants or other persons performing services for the benefit of Bunge-Switzerland or any of its group companies;

•following a shareholder or a group of shareholders acting in concert having accumulated shareholdings in excess of 15% of the share capital registered in the commercial register without having submitted to all other shareholders a takeover offer recommended by the Board of Directors; or
•for the defense of an actual, threatened or potential takeover offer that the Board of Directors, upon consultation with an independent financial adviser retained by it, has not recommended or will not recommend to the shareholders to accept on the basis that the Board of Directors does not find such takeover bid to be financially fair to the shareholders.
Conditional Share Capital: In connection with the issuance of bonds, notes, loans, options, warrants or other securities or contractual obligations convertible into or exercisable or exchangeable for Bunge-Switzerland registered shares, the subscription rights of shareholders are excluded and the Board of Directors is authorized to withdraw or limit the advance subscription rights of shareholders with respect to registered shares issued from Bunge-Switzerland’s conditional share capital if (1) there is a valid reason to withdraw or limit subscription rights of shareholders in connection with the issuance of shares based on the capital band (see immediately above) or (2) the bonds or similar instruments are issued on appropriate terms.
If the advance subscription rights are withdrawn or limited:
•the acquisition price of the registered shares shall be set taking into account the market price prevailing at the date on which the instruments or obligations are issued and;
•the instruments or obligations may be converted, exchanged or exercised during a maximum period of 30 years from the date of the relevant issuance or entry.
The subscription rights and the advance subscription rights of shareholders are excluded with respect to registered shares issued from Bunge-Switzerland’s conditional share capital to directors, employees, contractors, consultants or other persons providing services to Bunge-Switzerland or any of its group companies.
The subscription rights and the advance subscription rights of shareholders that may be issued subject to a limitation or the withdrawal of subscription rights or advance subscription rights from (i) the capital band pursuant to Bunge-Switzerland’s articles of association and/or (ii) the conditional share capital pursuant to Bunge-Switzerland’s articles of association may not exceed [●] new Shares.
Distributions of Dividends
Under Swiss law, distributions of dividends may be paid out only if the company has sufficient distributable profits from the previous fiscal year, or if the company has freely distributable reserves, including out of capital contribution reserves, each as will be presented on the balance sheet included in the annual standalone statutory financial statements of Bunge-Switzerland. The affirmative vote of shareholders holding a majority of the votes cast at a general meeting (whereby abstentions, broker nonvotes, blank or invalid ballots shall be disregarded for purposes of establishing the majority) must approve distributions of dividends. The Board of Directors may propose to shareholders that a distribution of dividend be paid but cannot itself authorize the dividend.
Under the Swiss Code, if Bunge-Switzerland’s statutory reserves amount to less than 20% of the share capital recorded in the commercial register (i.e., 20% of the aggregate par value of Bunge-Switzerland’s registered capital), then at least 5% of Bunge-Switzerland’s annual profit must be allocated to the statutory profit reserve. The Swiss Code and Bunge-Switzerland’s articles of association permit Bunge-Switzerland to accrue additional reserves. In addition, Bunge-Switzerland is required to create a special reserve on its stand-alone annual statutory balance sheet in the amount of the purchase price of registered shares any of its group companies repurchases, which amount may not be used for dividends or subsequent repurchases. Own shares held directly by Bunge-Switzerland are presented on the stand-alone annual statutory balance sheet as a reduction of total shareholders' equity.

Swiss companies generally must maintain a separate company, stand-alone “statutory” balance sheet for the purpose of, among other things, determining the amounts available for the return of capital to shareholders, including by way of a distribution of dividends. Bunge-Switzerland’s auditor must confirm that a dividend proposal made to shareholders conforms with the requirements of the Swiss Code and Bunge-Switzerland’s articles of association. Dividends are usually due and payable shortly after the shareholders have passed a resolution approving the payment; however, it is also possible to pay dividends or other distributions in, for example, quarterly instalments. Bunge-Switzerland’s articles of association provide that dividends that have not been claimed within five years after the due date become the property of Bunge-Switzerland and are allocated to the statutory profit reserves. For information about deduction of the withholding tax from dividend payments, see “Certain Tax Considerations—Swiss Tax Considerations.”
Bunge-Switzerland is expected to declare any distribution of dividends and other capital distributions in U.S. dollars.
Repurchases of Registered Shares
The Swiss Code limits a company’s ability to hold or repurchase its own registered shares. Bunge-Switzerland and its group companies may only repurchase shares if and to the extent that sufficient freely distributable reserves are available, as described above. The aggregate par value of all Bunge-Switzerland registered shares held by Bunge-Switzerland and its group companies may not exceed 10% of the registered share capital. However, Bunge-Switzerland may repurchase its own registered shares beyond the statutory limit of 10% if the shareholders have passed a resolution at a general meeting of shareholders (including as part of the capital band provision included in Bunge-Switzerland's articles of association) authorizing the Board of Directors to repurchase registered shares in an amount in excess of 10% and the repurchased shares are dedicated for cancellation. Any registered shares repurchased pursuant to such an authorization will then be cancelled either upon the approval of shareholders holding a majority of votes cast at a general meeting (whereby abstentions, broker nonvotes, blank or invalid ballots shall be disregarded for purposes of establishing the majority) or, if the authorization is contained in the capital band provision of Bunge-Switzerland's articles of association, upon Bunge-Switzerland's Board of Directors effecting the cancellation based on the authority granted to it in the capital band provision. Repurchased registered shares held by Bunge-Switzerland or its group companies do not carry any rights to vote at a general meeting of shareholders but are entitled to the economic benefits generally associated with the shares. For information about withholding tax and share repurchases, see “Certain Tax Considerations—Swiss Tax Considerations.”
Reduction of Share Capital
Capital distributions may also take the form of a distribution of cash or property that is based upon a reduction of Bunge-Switzerland’s share capital recorded in the commercial register. Such a capital reduction requires the approval of shareholders holding a majority of votes cast at a general meeting (whereby abstentions, broker nonvotes, blank or invalid ballots shall be disregarded for purposes of establishing the majority). A special audit report must confirm that creditors’ claims remain fully covered despite the reduction in the share capital recorded in the commercial register. On or before the approval by the general meeting of shareholders of the capital reduction, the Board of Directors must give public notice of the capital reduction resolution in the Swiss Official Gazette of Commerce and notify creditors that they may request, within thirty days, satisfaction of or security for their claims (to the extent that the coverage of creditors' claims prior to the capital reduction has been reduced). The obligation to provide security does not apply if the reduction of the share capital does not jeopardize the satisfaction of the creditors' claims. If an unqualified special audit report is available, the law presumes that creditors' claims are not jeopardized. The presumption may be rebutted by creditors in exceptional circumstances.
General Meetings of Shareholders
The general meeting of shareholders is Bunge-Switzerland’s supreme corporate body. Ordinary and extraordinary shareholders' meetings may be held. Among other things, the following powers will be vested exclusively in the general meeting of shareholders:
•adoption and amendment of Bunge-Switzerland’s articles of association;
•election of the chair and the members of the Board of Directors, the members of the compensation committee, the auditor and the independent voting rights representative;
•approval of the annual business report, the stand-alone statutory financial statements and the consolidated financial statements;

•approval on the allocation of profit shown on the balance sheet contained in the stand-alone statutory financial statements of the company, in particular the determination of dividend and other capital distributions to shareholders (including by way of repayment of statutory capital reserve (such as in the form of qualifying capital contribution reserves);
•discharge of the members of the Board of Directors and the persons entrusted with management from liability for business conduct during the previous fiscal year to the extent such conduct is known to the shareholders;
•the approval of the compensation of the Board of Directors and the executive management team pursuant to the articles of association, and the advisory vote on the report (established under Swiss law) pertaining to the compensation of the company's Board of Directors and executive management in the prior fiscal year;
•the delisting of Bunge-Switzerland equity securities;
•the approval of the report on non-financial matters pursuant to article 964c CO; and
•any other resolutions that are submitted to a general meeting of shareholders pursuant to law, Bunge-Switzerland’s articles of association or by voluntary submission by the Board of Directors (unless a matter is within the exclusive competence of the Board of Directors pursuant to the Swiss Code).
Under the Swiss Code and Bunge-Switzerland’s articles of association, Bunge-Switzerland must hold an annual, ordinary general meeting of shareholders within six months after the end of its fiscal year for the purpose, among other things, of approving the annual (standalone and consolidated) financial statements and the annual report, annually electing the chair of the Board of Directors and the Directors, the members of the compensation committee, and annually approving the maximum aggregate compensation payable to the Board of Directors and the members of the executive management team. The invitation to general meetings must be published in the Swiss Official Gazette of Commerce at least 20 calendar days prior to the relevant general meeting of shareholders. No resolutions may be passed at a shareholders' meeting concerning agenda items for which proper notice was not given. This does not apply, however, to proposals made during a shareholders' meeting to convene an extraordinary meeting or to initiate a special investigation. No previous notification will be required for proposals concerning items included on the agenda or for debates as to which no vote is taken.
Annual general meetings of shareholders may be convened by the Board of Directors or, under certain circumstances, by the auditor. A general meeting of shareholders can be held in Switzerland or abroad. Bunge-Switzerland expects to set the record date for each general meeting of shareholders on a date not more than 20 calendar days prior to the date of each general meeting and announce the date of the general meeting of shareholders prior to the record date.
An extraordinary general meeting of Bunge-Switzerland may be called in the circumstances provided by law, the resolution of the Board of Directors or, under certain circumstances, by the auditor. In addition, the Board of Directors is required to convene an extraordinary general meeting of shareholders if so resolved by the general meeting of shareholders, or if so requested by shareholders holding an aggregate of at least 5% of the registered shares or votes, specifying the items for the agenda and their proposals. If the Board of Directors does not comply with the request to publish the notice of the extraordinary general meeting within a reasonable period of time, but at the latest within 60 days, the requesting shareholders may request the court to order that the meeting be convened.
Under Bunge-Switzerland’s articles of association, shareholders who hold, alone or together, at least 0.5 percent of the share capital or votes and are insofar recorded in the share register may request that an item be included on the agenda of a general meeting of shareholders. Such shareholder may also nominate one or more directors for election. A request for inclusion of an item on the agenda must be in writing and received by Bunge-Switzerland at least 120 but not more than 150 calendar days prior to the meeting. To nominate a nominee, the shareholder must, no earlier than 150 calendar days and no later than 120 calendar days prior to the first anniversary of the date (as stated in the Bunge-Switzerland proxy materials) on which the Bunge-Switzerland definitive proxy statement for the prior year’s annual general meeting was first released to Bunge-Switzerland’s shareholders, deliver a notice to, and such notice must be received by, Bunge-Switzerland at its registered office; provided, however, that if the annual general meeting is not scheduled to be held within a period beginning 30 days before such anniversary date and ending 30 days after such anniversary date, the notice shall be given in the manner provided herein by the later of the close of business on the date that is 180 days prior to such other meeting date or the tenth day following the date that Bunge-Switzerland first makes public disclosure regarding such other meeting date. The request must specify the relevant agenda items and proposals, together with evidence of the required shares recorded in the share register, as well as any other information as would be required to be included in a proxy statement pursuant to the rules of the SEC.

Under the Swiss Code, a general meeting of shareholders for which a notice of meeting has been duly published may not be adjourned without publishing a new notice of meeting.
Voting
Each Bunge-Switzerland registered share carries one vote at a general meeting of shareholders. Voting rights may be exercised by shareholders registered in Bunge-Switzerland’s share register, through the independent voting rights representative elected by shareholders at each annual general meeting, their legal representative or, on the basis of a written proxy, by any other representative who need not be a shareholder.
Shareholders wishing to exercise their voting rights who hold their shares through a broker, bank or other nominee should follow the instructions provided by such broker, bank or other nominee or, absent instructions, contact such broker, bank or other nominee for instructions. Shareholders holding their shares through a broker, bank or other nominee will not automatically be registered in Bunge-Switzerland's share register. If any such shareholder wishes to be registered in Bunge-Switzerland's share register, such shareholder should contact the broker, bank or other nominee through which it holds Bunge-Switzerland shares.
Bunge-Switzerland’s articles of association do not limit the number of registered shares that may be voted by a single shareholder.
Treasury shares, whether owned by Bunge-Switzerland or one of Bunge-Switzerland’s controlled subsidiaries, will not be entitled to vote at general meetings of shareholders.
Pursuant to the Swiss Code, shareholders have the exclusive right to determine the following matters:
•adoption and amendment of Bunge-Switzerland’s articles of association;
•election of members of the board of directors, its chair, the members of the compensation committee, the independent voting rights representative, and the statutory auditor;
•approval of the annual business report, the stand-alone statutory financial statements and the consolidated financial statements;
•approval on the allocation of profit shown on the balance sheet contained in the stand-alone statutory financial statements of the company, in particular the determination of dividend and other capital distributions to shareholders (including by way of repayment of statutory capital reserve (such as in the form of qualifying capital contribution reserves);
•discharge of the members of the board of directors from liability for previous business conduct to the extent such conduct is known to the shareholders; and
•the approval of the compensation of the board of directors and the executive management team pursuant to the articles of association, and the advisory vote on the report (established under Swiss law) pertaining to the compensation of the company's board of directors and executive management in the prior fiscal year;
•the delisting of Bunge-Switzerland equity securities;
•the approval of the report on non-financial matters pursuant to article 964c CO; and
•any other resolutions that are submitted to a general meeting of shareholders pursuant to law, Bunge-Switzerland’s articles of association or by voluntary submission by the board of directors (unless a matter is within the exclusive competence of the board of directors pursuant to the Swiss Code).
Pursuant to Bunge-Switzerland’s articles of association, the shareholders generally pass resolutions by the affirmative vote of a majority of the votes cast at the meeting (broker nonvotes, abstentions and blank and invalid ballots will be disregarded), unless otherwise provided by law or Bunge-Switzerland’s articles of association. In an election in which the number of candidates exceeds the number of the respective positions that are on the agenda at the general meeting, the candidates are elected by a plurality of the votes cast at the general meeting, such that the candidates receiving the most affirmative votes (up to the number of candidates to be elected) are elected and a majority votes cast shall not be a prerequisite to the election.

In addition, the NYSE requires a shareholder vote for certain matters such as:
•the approval of equity compensation plans (or certain amendments to such plans);
•the issuance of shares equal to or in excess of 20% of the voting power of the shares outstanding before the issuance of such shares (subject to certain exceptions, such as public offerings for cash and certain bona fide private placements);
•certain issuances of shares to related parties; and
•issuances of shares that would result in a change of control.
For these types of matters, the minimum vote which will constitute shareholder approval for NYSE listing purposes is the approval by a majority of votes cast, provided that the total vote cast on the proposal represents over 50% in interest of all securities entitled to vote on the proposal.
The Swiss Code requires the affirmative vote of at least two-thirds of the voting rights and a majority of the par value of the registered shares, each as represented at a general meeting to approve the following matters:
•the amendment to or the modification of the purpose of Bunge-Switzerland;
•the combination of shares listed on a stock exchange;
•an increase in share capital through the conversion of equity surplus, against contributions in kind or by way of set-off with a receivable and the granting of special privileges;
•the limitation or withdrawal of subscription rights;
•the introduction of conditional share capital or the introduction of a capital band;
•the restriction of the transferability of registered shares and the cancellation of such a restriction;
•the introduction of shares with privileged voting rights;
•the change of currency of the share capital;
•the introduction of the casting vote of the acting chair in the general meeting;
•the delisting of Bunge-Switzerland’s equity securities;
•the relocation of the place of incorporation of Bunge-Switzerland;
•the introduction of an arbitration provision in the articles of association; and
•the dissolution of Bunge-Switzerland.
The same supermajority voting requirements apply to resolutions in relation to transactions among corporations based on the Merger Act, including a merger, demerger or conversion of a corporation (other than a cash-out or certain squeeze-out mergers, in which minority shareholders of the company being acquired may be compensated in a form other than through shares of the acquiring company, for instance, through cash or securities of a parent company of the acquiring company or of another company—in such a merger, an affirmative vote of 90% of the outstanding registered shares is required). Swiss law may also impose this supermajority voting requirement in connection with the sale of “all or substantially all of its assets” by Bunge-Switzerland. See “—Compulsory Acquisitions; Appraisal Rights” and “—Shareholder Approval of Business Combinations.”

Say on Pay
Bunge-Switzerland is required to hold non-binding shareholder advisory votes on executive compensation required by SEC rules. Bunge-Switzerland holds these advisory votes on an annual basis. In addition, under Swiss law, Bunge-Switzerland is required to hold annual binding shareholder votes on the prospective maximum aggregate amount of compensation of each of Bunge-Switzerland's board of directors (for the period between annual meetings) and the executive management team (for the fiscal year commencing after the annual general meeting at which ratification is sought). Shareholders are further required to vote at each annual general meeting, on an advisory basis, on the compensation report (established under Swiss law) regarding the compensation of the members of the board of directors and the executive management team in the preceding fiscal year.
ESG Matters
Bunge-Switzerland will be required to establish a report on non-financial matters covering the following matters: (1) environmental matters, in particular the CO2 goals; (2) social issues; (3) employee-related issues;(4) respect for human rights; and (5) combating corruption. The report must contain the information required to understand the business performance, the business result, the state of the undertaking and the effects of its activity on the above non-financial matters.
More particularly, the report must include: (1) a description of the business model; (2) a description of the policies adopted in relation to the matters referred to above, including the due diligence applied; (3) a presentation of the measures taken to implement these policies and an assessment of the effectiveness of these measures; (4) a description of the main risks related to the above matters and how the undertaking is dealing with these risks; in particular (a) risks that arise from the undertaking's own business operations, and (b) provided this is relevant and proportionate, risks that arise from its business relationships, products or services; and (5) the main performance indicators for the undertaking's activities in relation to the above matters.
Bunge-Switzerland's board of directors will be required to submit the report to shareholders for approval by the annual general meeting, for the first time in 2024 in relation to financial year 2023.
Quorum for General Meetings
The presence of shareholders, in person or by proxy, holding at least a majority of the registered shares recorded in Bunge-Switzerland’s share register and generally entitled to vote at a meeting, is a quorum for the transaction of business. The board of directors has no authority to waive the quorum requirements stipulated in the articles of association.
Inspection of Books and Records
Under the Swiss Code, a shareholder has a right to inspect the share register with regard to its, his or her own shares and otherwise to the extent necessary to exercise its, his or her shareholder rights. No other person has a right to inspect the share register. The books and correspondence of a Swiss company may be inspected with the express authorization of the general meeting of shareholders or by resolution of the board of directors and subject to the safeguarding of the company’s business secrets. At a general meeting of shareholders, any shareholder is entitled to request information from the board of directors concerning the affairs of the company. Shareholders may also ask the auditor questions regarding its audit of the company. The board of directors and the auditor must answer shareholders’ questions to the extent necessary for the exercise of shareholders’ rights and subject to prevailing business secrets or other material interests of Bunge-Switzerland.

Special Investigation
If the shareholders’ inspection and information rights as outlined above prove to be insufficient, any shareholder may propose to the general meeting of shareholders that specific facts be examined by a special commissioner in a special investigation. If the general meeting of shareholders approves the proposal, Bunge-Switzerland or any shareholder may, within three months after the general meeting of shareholders, request the court at Bunge-Switzerland’s registered office to appoint a special commissioner. If the general meeting of shareholders rejects the request, one or more registered shareholders representing at least 5% of the share capital or voting rights may request the court to appoint a special commissioner. The court will issue such an order if the petitioners can demonstrate that the board of directors, any member of the board or an officer of Bunge-Switzerland infringed the law or Bunge-Switzerland’s articles of association and thereby damaged the company or the shareholders. The costs of the investigation would generally be allocated to Bunge-Switzerland and only in exceptional cases to the petitioners.
Compulsory Acquisitions; Appraisal Rights
Business combinations and other transactions that are binding on all shareholders are governed by the Merger Act. A statutory merger or demerger requires that at least 66 2/3% of the registered shares and a majority of the par value of the registered shares represented at the general meeting of shareholders vote in favor of the transaction. Under the Merger Act, a “demerger” may take two forms:
•a legal entity may divide all of its assets and transfer such assets to other legal entities, with the shareholders of the transferring entity receiving equity securities in the acquiring entities and the transferring entity dissolving upon deregistration in the commercial register; or
•a legal entity may transfer all or a portion of its assets to other legal entities, with the shareholders of the transferring entity receiving equity securities in the acquiring entities.
If a transaction under the Merger Act receives all of the necessary consents, all shareholders would be compelled to participate in the transaction. See “—Voting Rights.”
Swiss companies may be acquired by an acquirer through the direct acquisition of the share capital of the Swiss company. With respect to corporations limited by shares, such as Bunge-Switzerland, the Merger Act provides for the possibility of a so-called “cash-out” or “squeeze-out” merger if the acquirer controls 90% of the outstanding registered shares. In these limited circumstances, minority shareholders of the company being acquired may be compensated in a form other than through shares of the acquiring company (for instance, through cash or securities of a parent company of the acquiring company or of another company). For business combinations effected in the form of a statutory merger or demerger and subject to Swiss law, the Merger Act provides that if the equity rights have not been adequately preserved or compensation payments in the transaction are unreasonable, a shareholder may request the competent court to determine a reasonable amount of compensation.
In addition, under Swiss law, the sale of “all or substantially all of its assets” by Bunge-Switzerland may require a resolution of the general meeting of shareholders passed by holders of at least two-thirds of the voting rights and a majority of the par value of the registered shares, each as represented at the general meeting of shareholders. Whether or not a shareholder resolution is required depends on the particular transaction, including whether the following test is satisfied:
•the company sells a core part of its business, without which it is economically impracticable or unreasonable to continue to operate the remaining business;
•the company’s assets, after the divestment, are not invested in accordance with the company’s statutory business purpose; and
•the proceeds of the divestment are not earmarked for reinvestment in accordance with the company’s business purpose but, instead, are intended for distribution to shareholders or for financial investments unrelated to the company’s business.
If all of the foregoing apply, a shareholder resolution would likely be required.

Anti-Takeover Provisions
Bunge-Switzerland’s articles of association have provisions that could have an anti-takeover effect. These provisions are intended to enhance the likelihood of continuity and stability in the composition of the board of directors and in the policies formulated by the board of directors and may have the effect of discouraging actual or threatened changes of control by limiting certain actions that may be taken by a potential acquirer prior to its having obtained sufficient control to adopt a special resolution amending Bunge-Switzerland’s articles of association.
Under the Swiss Code, directors may at any time, with or without cause, be removed from office by resolution of the shareholders at a general meeting of shareholders holding the majority of the votes cast at the general meeting (whereby abstentions, broker nonvotes, blank or invalid ballots shall be disregarded for purposes of establishing the majority), provided that a proposal for such resolution has been put on the agenda for the meeting in accordance with the requirements of the Swiss Code and Bunge-Switzerland’s articles of association.
Under Swiss law, there is generally no prohibition of business combinations with interested shareholders. Any transactions of a company with interested shareholders must be done at arm's length terms and may not be unduly discriminatory to other shareholders. In certain circumstances, shareholders and members of the board of directors of Swiss companies, as well as certain persons associated with them, must refund any payments they receive that are not made on an arm’s length basis.
Upon completion of the Redomestication, Bunge-Switzerland’s articles of association will include a capital band provision, according to which the board of directors is authorized, at any time during a five-year period, to limit or withdraw the subscription rights of the existing shareholders in various circumstances, including (1) following a shareholder or a group of shareholders acting in concert having accumulated shareholdings in excess of 15% of the share capital registered in the commercial register without having submitted to all other shareholders a takeover offer recommended by the board of directors; or (2) for the defense of an actual, threatened or potential takeover offer that the board of directors, upon consultation with an independent financial adviser retained by it, has not recommended or will not recommend to the shareholders to accept on the basis that the board of directors does not find such takeover bid to be financially fair to the shareholders.
For other provisions that could be considered to have an anti-takeover effect, in addition to “—Preemptive Rights and Advance Subscription Rights” and “—General Meetings of Shareholders” above, see “—Corporate Governance” below.
Legal Name; Formation; Fiscal Year; Registered Office
The legal and commercial name of Bunge-Switzerland is[●]. Bunge-Switzerland was initially formed on [●], 2023. Bunge-Switzerland is incorporated and domiciled in Geneva, Switzerland, and operates under the Swiss Code as a stock corporation (Aktiengesellschaft/ Société Anonyme). Bunge-Switzerland is recorded in the Commercial Register of the Canton of Geneva with the registration number [●]. Bunge-Switzerland’s fiscal year is the calendar year.

The address of Bunge-Switzerland’s registered office and principal executive office is [●], [●], Geneva, Switzerland, and the telephone number at that address is +41-[●].
Corporate Purpose
Currently, Bunge-Switzerland is a subsidiary of Bunge-Bermuda, and its business purpose is to acquire, hold, manage, exploit and sell, whether directly or indirectly, participations in businesses in Switzerland and abroad, in particular businesses that are involved in the utilization of agricultural resources, and to provide financing for this purpose. Upon completion of the Redomestication, Bunge-Switzerland will become the new holding company of the Bunge group of companies. Bunge-Switzerland’s amended business purpose will be to acquire, hold, manage, exploit and sell, whether directly or indirectly, participations in businesses in Switzerland and abroad including, without limitation, the development, processing and marketing of agricultural fuel and other products and services. Bunge-Switzerland may engage in all other types of transactions that appear appropriate to promote, or are related to, the business purpose of the company. Bunge-Switzerland may acquire, hold, manage, mortgage and sell real estate and intellectual property rights in Switzerland and abroad and may also fund other companies, in Switzerland or abroad.

Duration; Dissolution; Rights upon Liquidation
Bunge-Switzerland’s duration is unlimited. Bunge-Switzerland may be dissolved at any time with the approval of shareholders holding two-thirds of the voting rights and a majority of the par value of the registered shares, each as represented at a general meeting. Dissolution by court order is possible if Bunge-Switzerland becomes bankrupt, or for cause at the request of shareholders holding at least 10% of Bunge-Switzerland’s share capital. Under Swiss law, any surplus arising out of liquidation, after the settlement of all claims of all creditors, will be distributed to shareholders in proportion to the paid-up par value of registered shares held, subject to Swiss withholding tax requirements of 35%, all or part of which can potentially be reclaimed under the relevant tax rules in Switzerland or double taxation treaties concluded between Switzerland and foreign countries. Bunge-Switzerland's shares carry no privilege with respect to such liquidation surplus.
Uncertificated Shares
Bunge-Switzerland currently issues registered shares in uncertificated, book-entry form.
Stock Exchange Listing
Upon the completion of the Redomestication, the registered shares will be listed on the New York Stock Exchange and trade under the symbol “BG.”
No Sinking Fund
The registered shares have no sinking fund provisions.
No Liability for Further Calls or Assessments
The registered shares to be issued in the Redomestication will be duly and validly issued, fully paid and nonassessable.
No Redemption and Conversion
The registered shares are not convertible into shares of any other class or series or subject to redemption either by Bunge-Switzerland or the holder of the shares.
Transfer and Registration of Shares
No restrictions apply to the transfer of Bunge-Switzerland registered shares. So long as and to the extent that Bunge-Switzerland's shares are intermediated securities within the meaning of the Swiss Federal Intermediated Securities Act, (i) any transfer of Bunge-Switzerland's shares is effected by a corresponding entry in the securities deposit account of a bank or a depository institution, (ii) no Bunge-Switzerland shares can be transferred by way of assignment, and (iii) a security interest in any Bunge-Switzerland shares cannot be granted by way of assignment. Any person who acquires Bunge-Switzerland's shares may submit a request to Bunge-Switzerland to be entered into the share register as a shareholder with voting rights, provided such persons expressly declare that they have acquired the shares in their own name and for their own account, that there is no agreement on the redemption of the shares and that they bear the economic risk associated with the shares. Bunge-Switzerland's Board of Directors may record nominees who hold shares in their own name, but for the account of third parties, as shareholders of record with voting rights in the share register of the Company. Beneficial owners of shares who hold shares through a nominee exercise the shareholders' rights through the intermediation of such nominee. Bunge-Switzerland’s share register will initially be kept by Computershare Inc., which acts as transfer agent and registrar. The share register reflects only record owners of Bunge-Switzerland shares. Swiss law does not recognize fractional share interests.

COMPARISON OF RIGHTS OF SHAREHOLDERS
Your rights as a shareholder of Bunge-Bermuda are governed by Bermuda law and Bunge-Bermuda’s memorandum of association and bye-laws. After the Redomestication, you will become a shareholder of Bunge-Switzerland, and your rights will be governed by Swiss law and Bunge-Switzerland’s articles of association and organizational regulations (the latter being analogous to bye-laws).
Many of the principal attributes of Bunge-Bermuda’s ordinary shares and Bunge-Switzerland’s registered shares will be similar. However, there are differences between your rights under Swiss law and under the corporate statutory and common law of Bermuda, which is modeled on certain provisions of the corporate statutory law of England and Wales and in respect of which the common law of England and Wales is highly persuasive authority as to questions of Bermuda law. In addition, there are differences between Bunge-Bermuda’s memorandum of association and bye-laws and Bunge-Switzerland’s articles of association and organizational regulations (the latter being analogous to bye-laws). Furthermore, the counterparts of some provisions that are included in Bunge-Bermuda’s memorandum of association and bye-laws are included in Bunge-Switzerland’s organizational regulations. As a result, Bunge-Switzerland’s Board of Directors will be able to amend these provisions without shareholder approval, which Bunge-Bermuda’s Board of Directors is currently unable to do. The following discussion is a summary of material changes in your rights resulting from the Redomestication. This summary is not complete and does not cover all of the differences between Swiss law and Bermuda law affecting companies and their shareholders or all the differences between Bunge-Bermuda’s memorandum of association and bye-laws and Bunge-Switzerland’s articles of association and organizational regulations. We believe this summary is accurate. It is, however, subject to the complete text of the relevant provisions of the Swiss Code of Obligations (the “Swiss Code”), in particular articles 620 through 763 of the Swiss Code, and Switzerland’s Federal Act on Mergers, Demergers, Transformations and the Transfer of Assets (the “Merger Act”), the Companies Act 1981 of Bermuda (the “Companies Act”), Bunge-Bermuda’s memorandum of association and bye-laws and Bunge-Switzerland’s articles of association and organizational regulations.
Capitalization
Bunge-Bermuda: As of [●], 2022, the authorized share capital of Bunge-Bermuda was $4,210,000 composed of 400,000,000 common shares, par value $0.01 per share, and 21,000,000 preference shares, par value $0.01 per share. In addition, as of such date, Bunge-Bermuda held [●] common shares in treasury. The Board of Directors of Bunge-Bermuda may authorize the issuance of additional shares up to the amount of the authorized capital without obtaining additional shareholder approval (subject to any applicable requirements of the NYSE). The Board of Directors of Bunge-Bermuda may also approve the issuance of partly paid and unpaid common shares, as well as fractional common shares.
Bunge-Switzerland: In connection with the Redomestication, Bunge-Switzerland will issue one registered share for each Bunge-Bermuda share. In addition, Bunge-Switzerland will create [●] million Treasury Shares for future use to satisfy Bunge-Switzerland’s obligations to deliver registered shares in connection with awards granted under equity incentive plans or for such other purposes as Bunge-Switzerland's Board of Directors may determine. Bunge-Switzerland's total issued share capital upon completion of the Redomestication is therefore expected to amount to $[●], consisting of [●] registered shares, each with a par value of $0.01. The Board of Directors may not create shares with increased voting powers without the affirmative resolution adopted by shareholders holding at least 66 2/3% of the voting rights and a majority of the par value of the registered shares, each as represented at a general meeting. Immediately after the Redomestication, Bunge-Switzerland will only have one class of shares outstanding, so all references to “voting rights” in this “Comparison of Rights of Shareholders” will mean the voting rights of Bunge-Switzerland’s registered shares, unless another class of shares is subsequently created upon a shareholder resolution adopted at a general meeting. Likewise, a “majority of the par value of the registered shares” will mean a majority of the par value of Bunge-Switzerland’s registered shares with a $[0.01] par value per share.
Immediately prior to the Redomestication, Bunge-Switzerland will not have any share capital authorized for future issuance. Upon completion of the Redomestication, Bunge-Switzerland will have a capital band ranging from $[●] (lower limit) to $[●] (upper limit), corresponding to a range of [●]% calculated by reference to Bunge-Switzerland's capital upon completion of the Redomestication (which is expected to be approximately $[●]), and the Board of Directors will be authorized to increase or reduce the share capital once or several times and in any amount or to repurchase or dispose of registered shares directly or indirectly, until the earlier of the expiration of five years after the adoption of the capital band by shareholders at the general meeting of shareholders approving the Redomestication or the full use of the capital band, without shareholder approval.

In the event of a capital increase based on the capital band, the Board of Directors determines the date of the issuance, the issuance price, the type of contribution, the date from which the new registered shares carry the right to dividends and, subject to the provisions of Bunge-Switzerland’s articles of association, the conditions for the exercise of the subscription rights with respect to the issuance. The Board of Directors may allow subscription rights that are not exercised to expire, or it may place such rights or registered shares, the subscription rights of which have not been exercised, at market conditions or use them otherwise in the interest of Bunge-Switzerland. After the expiration of the initial five-year period or the full use of the capital band, the capital band will be available to the Board of Directors for issuance of additional registered shares only if a new capital band is reapproved by shareholders.
In a share issuance based on Bunge-Switzerland's capital band, Bunge-Switzerland’s shareholders would have subscription rights to obtain newly issued registered shares in an amount proportional to the par value of the registered shares they already hold. However, the Board of Directors may withdraw or limit these subscription rights in certain circumstances as set forth in Bunge-Switzerland’s articles of association. For further details on these circumstances, see “—Subscription Rights and Advance Subscription Rights.”
Immediately prior to the Redomestication, Bunge-Switzerland will not have any conditional share capital. Upon completion of the Redomestication, Bunge-Switzerland’s articles of association will provide for a conditional share capital that, following the effectiveness of the Redomestication, will authorize the issuance of additional registered shares up to a maximum amount of [●]% of the share capital registered in the commercial register (which is expected to be approximately [●] registered shares) without obtaining additional shareholder approval. These registered shares may be issued:
•with respect to up to [●] fully paid-in registered shares, through the exercise or mandatory exercise of conversion, exchange, exercise, option, warrant, subscription or other rights to acquire registered or through obligations to acquire registered shares, which are or were granted to or imposed upon shareholders or third parties alone or in connection with bonds, notes, loans, options, warrants or other securities or contractual obligations of Bunge-Switzerland or any of its group companies; or
•with respect to up to [●] fully paid-in registered shares, through the exercise or mandatory exercise of rights to acquire registered shares or through obligations to acquire registered shares, which are or were granted to or imposed on members of the Board of Directors, members of the executive management, employees, contractors or consultants of Bunge-Switzerland or its group companies, or other persons providing services to Bunge-Switzerland or its group companies.
In connection with the issuance of bonds, notes, loans, options, warrants or other securities or contractual obligations convertible into or exercisable or exchangeable for Bunge-Switzerland registered shares, the Board of Directors is authorized to withdraw or limit the advance subscription rights of shareholders in certain circumstances. See “—Subscription Rights and Advance Subscription Rights.”
The advance subscription rights and subscription rights of shareholders are excluded with respect to registered shares issued to directors, employees, contractors or other persons providing services to Bunge-Switzerland or one of its subsidiaries.
The subscription rights and the advance subscription rights of shareholders that may be issued subject to a limitation or the withdrawal of subscription rights or advance subscription rights from (i) the capital band pursuant to Bunge-Switzerland’s articles of association and/or (ii) the conditional share capital pursuant to Bunge-Switzerland’s articles of association may not exceed [●] new Shares.
Bunge-Bermuda: Holders of Bunge-Bermuda common shares have no subscription or preferential right to purchase any securities of Bunge-Bermuda. As a result, as described below under “— Other Anti-Takeover Measures,” the Board of Directors may authorize the issuance of securities that could discourage a takeover or other transaction without offering the securities to each holder of Bunge-Bermuda common shares.
Bunge-Switzerland: Under the Swiss Code, the prior approval of a general meeting of shareholders is generally required to authorize, for later issuance, the issuance of registered shares, or rights to subscribe for, or convert into, registered shares (which rights may be connected to debt instruments or other obligations). In addition, the existing shareholders will have subscription rights in relation to such registered shares or rights in proportion to the respective par values of their holdings. The shareholders may, with the affirmative vote of shareholders holding 66 2/3% of the voting rights and a majority of the par value of the registered shares, each as represented at the general meeting, withdraw or limit the subscription rights for valid reasons (such as a merger, an acquisition or any of the reasons authorizing the Board of Directors to withdraw or limit the subscription rights of shareholders in the context of an authorized capital increase as described below).
If the general meeting of shareholders has approved the creation of a capital band or conditional capital, it thereby delegates the decision whether to withdraw or limit the subscription and advance subscription rights for the valid reasons specified in the articles of association to the Board of Directors. Bunge-Switzerland’s articles of association provide for such a delegation with respect to Bunge-Switzerland’s capital band and conditional share capital in the circumstances described below.
The Board of Directors is authorized to withdraw or limit the subscription rights with respect to the issuance of registered shares based on the capital band and allocate such rights to third parties (including individual shareholders), the company or any of its group companies:
•if the issue price of the new shares is determined by reference to the market price; or
•for raising equity capital in a fast and flexible manner, which would not be possible, or would only be possible with great difficulty or at significantly less favorable conditions, without the exclusion of the subscription rights of existing shareholders; or
•for the acquisition of companies, part(s) of companies or participations, for the acquisition of products, intellectual property or licenses by or for investment projects of the company or any of its group companies, or for the financing or refinancing of any of such transactions through a placement of shares; or
•for purposes of broadening the shareholder constituency of the company in certain financial or investor markets, for purposes of the participation of strategic partners including financial investors, or in connection with the listing of new shares on domestic or foreign stock exchanges; or
•for purposes of granting an over-allotment option (Greenshoe) of up to 20% of the total number of shares in a placement or sale of shares to the respective initial purchaser(s) or underwriter(s); or
•for the participation of members of the Board of Directors, members of the executive management, employees, contractors, consultants or other persons performing services for the benefit of the Company or any of its group companies; or
•following a shareholder or a group of shareholders acting in concert having accumulated shareholdings in excess of 15% of the share capital registered in the commercial register without having submitted to all other shareholders a takeover offer recommended by the Board of Directors; or
•for the defense of an actual, threatened or potential takeover offer that the Board of Directors, upon consultation with an independent financial adviser retained by it, has not recommended or will not recommend to the shareholders to accept on the basis that the Board of Directors does not find such takeover bid to be financially fair to the shareholders.
In connection with the issuance of bonds, notes, loans, options, warrants or other securities or contractual obligations convertible into or exercisable or exchangeable for Bunge-Switzerland registered shares, the subscription rights of shareholders are excluded and the Board of Directors is authorized to withdraw or limit the advance subscription rights of shareholders with respect to registered shares issued from Bunge-Switzerland’s conditional share capital if (1) there is a valid reason to withdraw or limit subscription rights of shareholders as provided for in connection with the issuance of shares based on the capital band (see immediately above) or (2) the bonds or similar instruments are issued on appropriate terms.
If the advance subscription rights are neither granted directly nor indirectly by the Board of Directors, the following applies:
•the acquisition price of the shares shall be set taking into account the market price prevailing at the date on which bonds, notes, loans, options, warrants or other securities or contractual obligations of the Company or any of its group companies are issued; and
•bonds, notes, loans, options, warrants or other securities or contractual obligations of the Company or any of its group companies may be converted, exchanged or exercised during a maximum period of 30 years from the date of the relevant issuance or entry.

In connection with the issuance of shares or the exercise or mandatory exercise of rights to acquire shares or the obligations to acquire shares, which are or were granted to or imposed on members of the Board of Directors, members of the executive management, employees, contractors or consultants of Bunge-Switzerland or its group companies, or other persons providing services to Bunge-Switzerland or its group companies, the subscription rights and advance subscription rights of the shareholders of Bunge-Switzerland are excluded.
The subscription rights and the advance subscription rights of shareholders that may be issued subject to a limitation or the withdrawal of subscription rights or advance subscription rights from (i) the capital band pursuant to Bunge-Switzerland’s articles of association and/or (ii) the conditional share capital pursuant to Bunge-Switzerland’s articles of association may not exceed [●] new Shares.
For more information on authorized and conditional capital, see “—Capitalization” above.
Distributions and Dividends; Repurchases and Redemptions
Bunge-Bermuda: Bunge-Bermuda is not required to present proposed dividends or distributions from contributed surplus to its shareholders for approval or adoption. Under section 54 of the Companies Act, Bunge-Bermuda may not declare or pay a dividend, or make a distribution out of contributed surplus, if there are reasonable grounds for believing that:
•Bunge-Bermuda is, or would after the payment be, unable to pay its liabilities as they become due; or
•the realizable value of Bunge-Bermuda's assets would thereby be less than the aggregate of its liabilities and its issued share capital and share premium accounts.
For the purposes of section 54 of the Companies Act, “contributed surplus” includes proceeds arising from donated shares, credits resulting from the redemption or conversion of shares at less than the amount set up as a nominal capital and donations of cash and other assets to the company.
Under the Companies Act, preference shares of a Bermuda company may be redeemed if so authorized by its memorandum of association or bye-laws, provided that;
•no such shares shall be redeemed except out of (i) the capital paid up thereon, (ii) the funds of the company available for dividend or distribution or (iii) the proceeds of a fresh issue of shares made for the purposes of the redemption;
•the premium, if any, payable on redemption, is provided for out of (i) the company’s funds which would be otherwise available for dividend or distribution or (ii) the company’s share premium account before the shares are redeemed; and
•there are no reasonable grounds for believing that the company is, or after such redemption would be, unable to repay its liabilities as they become due.
The redemption of preference shares may be effected on such terms and in such manner as may be provided by or determined in accordance with the bye-laws of the company.
Under the Companies Act, a Bermuda company may repurchase its own shares if so authorized by its memorandum of association or bye-laws, provided that:
•no such shares shall be repurchased except out of (i) the capital paid up thereon, (ii) the funds of the company available for dividend or distribution or (iii) the proceeds of a fresh issue of shares made for the purposes of the repurchase;
•the premium, if any, payable on repurchase, is provided for out of (i) the company’s funds which would be otherwise available for dividend or distribution or (ii) the company’s share premium account before the shares are repurchased; and
•there are no reasonable grounds for believing that the company is, or after such repurchase would be, unable to repay its liabilities as they become due.
The terms and manner of the repurchase need not be provided by, or determined in accordance with, the bye-laws of the company.

Under Bunge-Bermuda’s bye-laws, Bunge-Bermuda may, upon the agreement of a shareholder, repurchase all or part of the common shares of such shareholder, whether or not the company has made a similar offer to all or any of the other shareholders. Bunge-Bermuda’s common shares are not redeemable.
In addition, Bunge-Bermuda’s bye-laws give the board the authority to exercise all of the powers of the company to purchase all or any part of the issued and outstanding shares in accordance with law and any designated stock exchange.
Bunge-Switzerland: Under Swiss law, distribution of dividends may be paid out only if the corporation has sufficient distributable profits from the previous fiscal year, or if the corporation has freely distributable reserves, including out of capital contribution reserves, each as will be presented on the balance sheet included in the annual standalone statutory financial statements of Bunge-Switzerland. The affirmative vote of shareholders holding a majority of the votes cast at a general meeting (whereby abstentions, broker nonvotes, blank or invalid ballots shall be disregarded for purposes of establishing the majority) must approve distributions of dividends. The Board of Directors may propose to shareholders that a distribution of a dividend be paid but cannot itself authorize the distribution of the dividend.
Under the Swiss Code, if Bunge-Switzerland’s statutory reserves amount to less than 20% of the share capital recorded in the commercial register (i.e., 20% of the aggregate par value of Bunge-Switzerland’s registered capital), then at least 5% of Bunge-Switzerland’s annual profit must be allocated to the statutory profit reserve. The Swiss Code and Bunge-Switzerland’s articles of association permit Bunge-Switzerland to accrue additional reserves. In addition, Bunge-Switzerland is required to create a special reserve on its stand-alone annual statutory balance sheet in the amount of the purchase price of registered shares any of its group companies repurchases, which amount may not be used for dividends or subsequent repurchases. Own shares held directly by Bunge-Switzerland are presented on the stand-alone annual statutory balance sheet as a reduction of total shareholders' equity.
Swiss companies generally must maintain a separate company, stand-alone “statutory” balance sheet for the purpose of, among other things, determining the amounts available for the return of capital to shareholders, including by way of a distribution of dividends. Bunge-Switzerland’s auditor must confirm that a dividend proposal made to shareholders conforms with the requirements of the Swiss Code and Bunge-Switzerland’s articles of association. Dividends are usually due and payable shortly after the shareholders have passed a resolution approving the payment; however, it is also possible to pay dividends or other distributions in, for example, quarterly instalments. Bunge-Switzerland’s articles of association provide that dividends that have not been claimed within five years after the due date become the property of Bunge-Switzerland and are allocated to the statutory profit reserves. For information about deduction of the withholding tax from dividend payments, see “Certain Tax Considerations—Swiss Tax Considerations.”
The Swiss Code limits a company’s ability to hold or repurchase its own registered shares. Bunge-Switzerland and its group companies may only repurchase shares if and to the extent that sufficient freely distributable reserves are available, as described above. The aggregate par value of all Bunge-Switzerland registered shares held by Bunge-Switzerland and its group companies may not exceed 10% of the registered share capital. However, Bunge-Switzerland may repurchase its own registered shares beyond the statutory limit of 10% if the shareholders have passed a resolution at a general meeting of shareholders (including as part of the capital band provision included in Bunge-Switzerland's articles of association) authorizing the Board of Directors to repurchase registered shares in an amount in excess of 10% and the repurchased shares are dedicated for cancellation. Any registered shares repurchased pursuant to such an authorization will then be cancelled either upon the approval of shareholders holding a majority of the votes cast at a general meeting (whereby abstentions, broker nonvotes, blank or invalid ballots shall be disregarded for purposes of establishing the majority) or, if the authorization is contained in the capital band provision of Bunge-Switzerland's articles of association, upon Bunge-Switzerland's Board of Directors effecting the cancellation based on the authority granted to it in the capital band provision. Repurchased registered shares held by Bunge-Switzerland or its group companies do not carry any rights to vote at a general meeting of shareholders but are entitled to the economic benefits generally associated with the shares. For information about withholding tax and share repurchases, see “Certain Tax Considerations—Swiss Tax Considerations.”
Capital distributions may also take the form of a distribution of cash or property that is based upon a reduction of Bunge-Switzerland’s share capital recorded in the commercial register. Such a capital reduction requires the approval of shareholders holding a majority of the votes cast at a general meeting (whereby abstentions, broker nonvotes, blank or invalid ballots shall be disregarded for purposes of establishing the majority). A special audit report must confirm that creditors’ claims remain fully covered despite the reduction in the share capital recorded in the commercial register. On or before the approval by the general meeting of shareholders of the capital reduction, the Board of Directors must give public notice of the capital reduction resolution in the Swiss Official Gazette of Commerce and notify creditors that they may request, within thirty days, satisfaction of or security for their claims (to the extent that the coverage of creditors' claims prior to the capital reduction has been reduced). The obligation to provide security does not apply if the reduction of the share capital does not jeopardize the satisfaction of the creditors' claims. If an unqualified special audit report is available, the law presumes that creditors' claims are not jeopardized. The presumption may be rebutted by creditors in exceptional circumstances.
Bunge-Switzerland is expected to declare any dividends and other capital distributions in U.S. dollars.
Shareholder Approval of Business Combinations
Bunge-Bermuda: The Companies Act provides for compromises or arrangements between a company and its creditors or any class of them or between a company and its shareholders or any class of them. A compromise or arrangement relating to the common shareholders of a company is effected by the relevant Bermuda company applying for the consent of the Bermuda Court to seek, and subsequently obtaining, the approval of a majority in number representing 75% or more in value of the members present and voting either in person or by proxy at the meeting. If such a majority agrees to the compromise or arrangement, the compromise or arrangement will be sanctioned by the Bermuda Court and will be binding on the company and all of the members. Bunge-Bermuda’s Bermuda counsel has advised that where the statutory procedures have been complied with, the Bermuda Court is likely to sanction such a compromise or arrangement that has been approved by the requisite votes of shareholders in the absence of bad faith, fraud or unequal treatment of shareholders.
Bermuda companies may also engage in a business combination through the direct acquisition by an acquirer of the share capital of the Bermuda company. The Companies Act provides that when an offer is made for the shares of a Bermuda company by another company (the “transferee”) and, within four months of the offer, the holders of not less than 90% of those shares (other than shares held at the date of the offer by, or by a nominee for, the transferee) approve the offer, the transferee may, at any time within two months beginning with the date when such 90% approval is obtained, give notice to any dissenting shareholder to transfer their shares on the same terms as the original offer. The transferee shall be entitled and bound to acquire the shares of dissenting shareholders within one month of such notice, unless the Bermuda Court has ordered otherwise.
The Companies Act also allows the holders of not less than 95% of the shares of any class of a company (referred to as the “purchasers”) to give notice to the remaining shareholders of such class of their intention to acquire the shares of the remaining shareholders on the terms set forth in the notice. When such notice is given, the purchasers are entitled to acquire the shares of the remaining shareholders and are bound by the terms set forth in the notice, unless a remaining shareholder applies to a Bermuda Court for an appraisal of the value of the shares to be purchased from him or her within one month of receiving the notice. Within one month of the Bermuda Court appraising the value of the shares, which appraisal may not be appealed, the purchasers are entitled to acquire the remaining shares at the price fixed by the Bermuda Court or cancel the acquisition notice.
Under Bermuda law, two or more companies can amalgamate and continue as one company (the “amalgamated company”). The Companies Act provides for a Bermuda exempted company to amalgamate with (i) a Bermuda local company, (ii) a Bermuda exempted company or (iii) a foreign corporation. The statutory threshold for approval of an amalgamation is 75% of shareholders voting at a special general meeting or such lower majority as is stipulated in the bye-laws of the company.
Under Bermuda law, two or more companies can merge and continue as one of such companies (the “surviving company”). The Companies Act provides for a Bermuda exempted company to merge with (i) a Bermuda local company, (ii) a Bermuda exempted company or (iii) a foreign corporation. In each case, the surviving entity can take the form of any of the merging entities. The statutory threshold for approval of a merger is 75% of shareholders voting at a special general meeting or such lower majority as is stipulated in the bye-laws of the company.
Bunge-Bermuda’s bye-laws provide that any matter submitted to the shareholders at a general meeting for approval, including for the amalgamation, merger or consolidation of the company with another company, or the sale, lease or exchange of all or substantially all of the assets of the company, must be approved by a majority of the votes cast.
Although Bunge-Bermuda’s bye-laws contain the provision described above, Bermuda law does not impose a separate shareholder approval requirement for a sale of substantially all of a company’s assets.
Bunge-Switzerland: Business combinations and other transactions that are binding on all shareholders are governed by the Merger Act. A statutory merger or demerger requires that at least 66 2/3% of the registered shares and a majority of the par value of the registered shares, each as represented at the general meeting of shareholders, vote in favor of the transaction.

Under the Merger Act, a “demerger” may take two forms:
•a legal entity may divide all of its assets and transfer such assets to other legal entities, with the shareholders of the transferring entity receiving equity securities in the acquiring entities and the transferring entity dissolving upon deregistration in the commercial register; or
•a legal entity may transfer all or a portion of its assets to other legal entities, with the shareholders of the transferring entity receiving equity securities in the acquiring entities.
If a transaction under the Merger Act receives all of the necessary consents, all shareholders would be compelled to participate in the transaction. See “—Voting Rights.”
Swiss companies may be acquired by an acquirer through the direct acquisition of the share capital of the Swiss company. With respect to corporations limited by shares, such as Bunge-Switzerland, the Merger Act provides for the possibility of a so-called “cash-out” or “squeeze-out” merger if the acquirer controls 90% of the outstanding registered shares entitled to vote at a general meeting. In these limited circumstances, minority shareholders of the company being acquired may be compensated in a form other than through shares of the acquiring company (for instance, through cash or securities of a parent company of the acquiring company or of another company). Under the Merger Act, a shareholder has the right to request a court to review the adequacy of the compensation. For more information, see “—Appraisal Rights and Compulsory Acquisitions.”
In addition, under Swiss law, the sale of “all or substantially all of its assets” by Bunge-Switzerland may require a resolution of the general meeting of shareholders passed by holders of at least two-thirds of the voting rights and a majority of the par value of the registered shares, each as represented at the general meeting of shareholders. Whether or not a shareholder resolution is required depends on the particular transaction, including whether the following test is satisfied:
•the company sells a core part of its business, without which it is economically impracticable or unreasonable to continue to operate the remaining business;
•the company’s assets, after the divestment, are not invested in accordance with the company’s statutory business purpose; and
•the proceeds of the divestment are not earmarked for reinvestment in accordance with the company’s business purpose but, instead, are intended for distribution to shareholders or for financial investments unrelated to the company’s business.
If all of the foregoing apply, a shareholder resolution would likely be required.
Special Vote Required for Combinations with Interested Shareholders
Bunge-Bermuda: The Companies Act provides for compromises or arrangements between a company and its creditors or any class of them or between a company and its shareholders or any class of them. A compromise or arrangement relating to the common shareholders of a company is effected by the relevant Bermuda company applying for the consent of the Bermuda Court to seek, and subsequently obtaining, the approval of a majority in number representing 75% or more in value of the members present and voting either in person or by proxy at the meeting. If such a majority agrees to the compromise or arrangement, the compromise or arrangement will be sanctioned by the Bermuda Court and will be binding on the company and all of the members. Bunge-Bermuda’s Bermuda counsel has advised that where the statutory procedures have been complied with, the Bermuda Court is likely to sanction such a compromise or arrangement that has been approved by the requisite votes of shareholders in the absence of bad faith, fraud or unequal treatment of shareholders.
Bermuda companies may also engage in a business combination through the direct acquisition by an acquirer of the share capital of the Bermuda company. The Companies Act provides that when an offer is made for the shares of a Bermuda company by another company (the “transferee”) and, within four months of the offer, the holders of not less than 90% of those shares (other than shares held at the date of the offer by, or by a nominee for, the transferee) approve the offer, the transferee may, at any time within two months beginning with the date when such 90% approval is obtained, give notice to any dissenting shareholder to transfer their shares on the same terms as the original offer. The transferee shall be entitled and bound to acquire the shares of dissenting shareholders within one month of such notice, unless the Bermuda Court has ordered otherwise.

The Companies Act also allows the holders of not less than 95% of the shares of any class of a company (referred to as the “purchasers”) to give notice to the remaining shareholders of such class of their intention to acquire the shares of the remaining shareholders on the terms set forth in the notice. When such notice is given, the purchasers are entitled to acquire the shares of the remaining shareholders and are bound by the terms set forth in the notice, unless a remaining shareholder applies to a Bermuda Court for an appraisal of the value of the shares to be purchased from him or her within one month of receiving the notice. Within one month of the Bermuda Court appraising the value of the shares, which appraisal may not be appealed, the purchasers are entitled to acquire the remaining shares at the price fixed by the Bermuda Court or cancel the acquisition notice.
Under Bermuda law, two or more companies can amalgamate and continue as one company (the “amalgamated company”). The Companies Act provides for a Bermuda exempted company to amalgamate with (i) a Bermuda local company, (ii) a Bermuda exempted company, or (iii) a foreign corporation. The statutory threshold for approval of an amalgamation is 75% of shareholders voting at a special general meeting or such lower majority as is stipulated in the bye-laws of the company.
Under Bermuda law, two or more companies can merge and continue as one of such companies (the “surviving company”). The Companies Act provides for a Bermuda exempted company to merge with (i) a Bermuda local company, (ii) a Bermuda exempted company or (iii) a foreign corporation. In each case, the surviving entity can take the form of any of the merging entities. The statutory threshold for approval of a merger is 75% of shareholders voting at a special general meeting or such lower majority as is stipulated in the bye-laws of the company.
Bunge-Bermuda’s bye-laws provide that any matter submitted to the shareholders at a general meeting for approval, including for the amalgamation, merger or consolidation of the company with another company, or the sale, lease or exchange of all or substantially all of the assets of the company, must be approved by a majority of the votes cast.
Although Bunge-Bermuda’s bye-laws contain the provision described above, Bermuda law does not impose a separate shareholder approval requirement for a sale of substantially all of a company’s assets.
Bunge-Switzerland: Under Swiss law, there is generally no prohibition of business combinations with interested shareholders. Any transactions of a company with interested shareholders must be done at arm's length terms and may not be unduly discriminatory to other shareholders. In certain circumstances, shareholders and members of the board of directors of Swiss companies, as well as certain persons associated with them, must refund any payments they receive that are not made on an arm’s length basis.
Mandatory Bid Rules
Bunge-Bermuda: Mandatory bid rules do not apply to Bunge-Bermuda.
Bunge-Switzerland: Swiss mandatory bid rules do not apply to Bunge-Switzerland. Pursuant to the Swiss Federal Act on Financial Market Infrastructures and Market Conduct in Securities and Derivatives Trading (the “FMIA”), the scope of application of the mandatory bid rules and the cancellation of remaining equity securities pursuant to the FMIA only apply to public takeover offers to equity securities of companies with (i) registered office in Switzerland whose equity securities are at least partly listed on a stock exchange in Switzerland or (ii) registered office abroad whose equity securities are at least in part listed in Switzerland. Bunge-Switzerland will not be listed on a stock exchange located in Switzerland and accordingly, the mandatory bid rules described above are not applicable to Bunge-Switzerland.
Other Anti-Takeover Measures
Bunge-Bermuda: Bermuda law does not expressly prohibit companies from issuing share purchase rights or adopting a shareholder rights plan. However, there is little case law on the enforceability of such plans under Bermuda law. In the adoption of such a plan, the following principles should be observed: (1) the directors take bona fide actions in the best interest of the company as a whole, (2) the powers of the directors are used for a proper purpose, (3) the directors exercise their powers fairly between shareholders and (4) the plan does not penalize any existing shareholders. Under Bunge-Bermuda’s bye-laws, Bunge-Bermuda’s Board of Directors could authorize, without shareholder approval, the issuance of a preferred share purchase right to be attached to each issued and outstanding common share with such terms and for such purposes, including the influencing of takeovers, as determined by the Board of Directors.
The Board of Directors of Bunge-Bermuda is also authorized, without obtaining any vote or consent of the holders of any class or series of shares unless expressly provided by the terms of a class or series, to issue from time to time any other classes or series of shares with the designations and relative powers, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or terms or conditions of redemption as it considers fit. The Board of Directors could authorize the issuance of preference shares with terms and conditions that could discourage a takeover or other transaction that holders of some or a majority of the common shares might believe to be in their best interests or in which holders might receive a premium for their shares over the then market price of the shares.
For other provisions that could be considered to have an anti-takeover effect, in addition to “— Subscription Rights and Advance Subscription Rights” above, see “— Special Meetings of Shareholders,” “— Election of Directors; Staggered Terms of Directors,” “— Removal of Directors,” “— Amendment of Governing Documents”, “— Director Nominations; Proposals of Shareholders”, “— Voting Rights” and “Transfer and Registration of Ownership of Shares” below.
Bunge-Switzerland: Bunge-Switzerland does not have a shareholder rights plan. Rights plans generally discriminate in the treatment of shareholders by imposing restrictions on any shareholder who exceeds a level of ownership interest without the approval of the Board of Directors. Anti-takeover measures such as rights plans that are implemented by the Board of Directors would be restricted under Swiss corporate law by the principle of equal treatment of shareholders and the general rule that new shares may only be issued based on a shareholders’ resolution. However, upon completion of the Redomestication, Bunge-Switzerland’s articles of association will include a capital band provision, according to which the Board of Directors is authorized, at any time during a five-year period, to limit or withdraw the subscription rights of the existing shareholders in various circumstances, including (1) following a shareholder or a group of shareholders acting in concert having accumulated shareholdings in excess of 15% of the share capital registered in the commercial register without having submitted to all other shareholders a takeover offer recommended by the Board of Directors; or (2) for the defense of an actual, threatened or potential takeover offer that the Board of Directors, upon consultation with an independent financial adviser retained by it, has not recommended or will not recommend to the shareholders to accept on the basis that the Board of Directors does not find such takeover bid to be financially fair to the shareholders.
For other provisions that could be considered to have an anti-takeover effect, in addition to “—Subscription Rights and Advance Subscription Rights” and “—Special Vote Required for Combinations with Interested Shareholders” above, see “—Special Meetings of Shareholders,” “—Board and Committee Composition; Management,” “—Election of Directors; Staggered Terms of Directors,” “—Removal of Directors,” “—Amendment of Governing Documents” and “—Director Nominations; Proposals of Shareholders” below.
Appraisal Rights and Compulsory Acquisitions
Bunge-Bermuda: Under the Companies Act, a dissenting shareholder of a company participating in an amalgamation or merger (other than an amalgamation or merger between a company and its wholly-owned subsidiary or between two or more subsidiaries of the same holding company) may, within one month of the notice of a shareholders’ meeting to approve such amalgamation or merger, apply to the Bermuda Court to appraise the fair value of his or her shares. In connection with the compulsory transfer of shares to a 90% shareholder of a Bermuda company as described under “— Shareholder Approval of Business Combinations,” a minority shareholder may, within one month of notice of such 90% shareholder approval, apply to the Bermuda Court objecting to that transfer. In connection with the compulsory transfer of shares to a 95% shareholder of a Bermuda company, a minority shareholder may, within one month of receiving notice of the compulsory transfer, apply to the Bermuda Court to appraise the value of his or her shares.
Bunge-Switzerland: For business combinations effected in the form of a statutory merger or demerger and subject to Swiss law, the Merger Act provides that if the equity rights have not been adequately preserved or compensation payments in the transaction are unreasonable, a shareholder may request a competent court to determine a reasonable amount of compensation.
Election of Directors
Bunge-Bermuda: Bunge-Bermuda’s bye-laws provide that the number of directors of Bunge-Bermuda shall not be less than 7 nor more than 15. The board has the exclusive power to set the exact number of directors within that range, by the affirmative vote of at least 66% of the directors then in office. The board currently has 11 directors. The Companies Act does not contain provisions specifically related to classified boards of directors.
Bunge-Bermuda’s bye-laws provide that directors may be elected at a general meeting by a plurality of the votes cast by the shareholders present in person or by proxy at the meeting.
Bunge-Switzerland: Bunge-Switzerland's articles of association provide that the number of directors of Bunge-Switzerland shall be not less than 7 or more than 15. Within that range, Bunge-Switzerland's Board of Directors has the authority to propose nominees for election by the general meeting of shareholders. Bunge-Switzerland’s articles of association provide that the general meeting of shareholders has the inalienable power to elect the members of the Board of Directors, along with the chair of the Board of Directors. Each director is elected individually and holds a term of office until the completion of the next annual general meeting. Re-election is possible. If the annual general meeting is held later than six months after the end of the financial year, the term of office shall nevertheless continue until completion of the next annual general meeting. Bunge-Switzerland’s articles of association provide that directors are elected at a general meeting of shareholders by the majority of the votes cast at the general meeting (whereby abstentions, broker nonvotes, blank or invalid ballots shall be disregarded for purposes of establishing the majority). In an election in which the number of candidates exceeds the number of the respective positions that are on the agenda at the general meeting of shareholders, the candidates shall be elected by a plurality of the votes cast at the general meeting of shareholders, such that the candidates receiving the most affirmative votes (up to the number of candidates to be elected) shall be elected and a majority of the votes cast shall not be a prerequisite to the election. In the event of a tie, the acting chair shall have the casting vote.
Under the Swiss Code, board members may at any time, with or without cause and with immediate effect, resign from office.
Bunge-Switzerland's articles of association provide that directors may not hold more than ten (10) additional mandates of which no more than four (4) may be in listed companies.
Vacancies on Board of Directors
Bunge-Bermuda: Bunge-Bermuda’s bye-laws provide that the board shall have the power to appoint a director to fill a vacancy on the board. Bunge-Bermuda’s bye-laws provide that the board shall have the power to appoint persons to fill newly created directorships, provided that any such appointment shall require the affirmative vote of at least 66% of the directors then in office.
Bunge-Switzerland: The Swiss Code provides that a vacancy or a newly created directorship as proposed by Bunge-Switzerland’s Board of Directors may only be filled upon approval by shareholders at a general meeting.
Bunge-Switzerland’s articles of association provide that if the office of the chair of the Board of Directors is vacant, the Board of Directors shall appoint a new chair from among its members for a term of office extending until completion of the next annual general meeting.
Removal of Directors
Bunge-Bermuda: Bunge-Bermuda’s bye-laws provide that directors may be removed for “cause,” and without cause. In either case, removal of a director requires the affirmative vote of a majority of the shareholders present in person or represented by proxy at a general meeting, provided that notice for any meeting convened for the purpose of removing a director shall contain a statement of the intention to do so and be served on such director not less than 14 days before the meeting, and at such meeting such director shall be entitled to be heard on the motion for such director’s removal.
Bunge-Switzerland: Under the Swiss Code, directors may at any time, with or without cause, be removed from office by resolution of the shareholders at a general meeting of shareholders, provided that a proposal for such resolution has been put on the agenda for the meeting in accordance with the requirements of the Swiss Code and Bunge-Switzerland’s articles of association.
Board and Committee Composition
Bunge-Bermuda: Bunge-Bermuda’s bye-laws stipulate the following with respect to the composition of its Board of Directors and its committees:
•the shareholders elect the members of Bunge-Bermuda's Board of Directors at the general meeting; and
•Bunge-Bermuda's Board of Directors shall determine its own chairman and committee composition.
Bunge-Switzerland: Bunge-Switzerland's articles of association stipulate the following with respect to the composition of its Board of Directors and its committees:
•the shareholders elect the members of Bunge-Switzerland's Board of Directors, the chair of Bunge-Switzerland's Board of Directors and the members of the compensation committee individually at the general meeting; and
•except for the election of the chair of Bunge-Switzerland's Board of Directors and the members of the compensation committee by the shareholders at the general meeting, Bunge-Switzerland's shall determine its own organization.

Duties of the Board of Directors
Bunge-Bermuda: The Companies Act includes a statutory duty of care, requiring directors to act honestly and in good faith with a view to the best interests of the company and to exercise the care, diligence and skill that a reasonably prudent person would exercise in comparable circumstances. In addition to the statutory duty of care, judicial precedent in Bermuda has defined the duties of a director as being the exercise of reasonable skill, care and diligence, to take actions in the bona fide best interests of the company, to exercise powers for proper purposes and to observe general standards of loyalty, good faith, and the avoidance of a conflict of duty and self-interest. In the absence of a developed body of Bermuda law in this regard, the principles outlined by English common law are highly persuasive in Bermuda courts. The standard of skill and care expected of a director of a Bermuda company may be summarized as follows.
Historically, the standard of care expected of directors in Bermuda was entirely subjective. In recent years the English and Commonwealth common law authorities have moved towards an objective test for the standard of skill and care that should be exercised by directors. It is likely that Bermuda courts will follow these authorities. In consequence, it is probable that the standard of care required to be met by the director of a Bermuda company is that of a reasonably diligent person having both (1) the general knowledge, skill and experience that may reasonably be expected of a person carrying out the same functions as are carried out by that director in relation to that company, and (2) the specific knowledge, skill and experience that such director actually has. In consequence, there is a minimum objective standard based upon the functions given to the director in question but the standard may be raised where the director in question has more knowledge, skill and experience than would normally be expected. In addition, and based on a growing body of judicial precedent in England and the Commonwealth, the responsibilities of directors require that they take reasonable steps to place themselves in a position to guide and monitor the management of the company without relying blindly on the judgment of others. The foregoing notwithstanding, the duty of care is not absolute and it is still proper for directors to delegate management functions, especially in large companies such as Bunge-Bermuda.
Under the Companies Act, a director must observe the statutory duty of care, which requires such director to act honestly and in good faith with a view to the best interests of the company and to exercise the care, diligence and skill that a reasonably prudent person would exercise in comparable circumstances. Directors are also subject to common law fiduciary duties which require directors to act in good faith and in the best interests of the company and to exercise the powers and fulfill the duties of the office honestly and within the powers set forth in the company’s memorandum and bye-laws. Further, directors must not put themselves in a position of conflict with the company.
Bunge-Switzerland: A director of a Swiss company is bound to performance standards as specified in the Swiss Code. Under these standards, a director must act in accordance with the duties imposed by statutory law, in accordance with the company’s articles of association and in the best interest of the company. A director is generally disqualified from participating in a decision that directly affects him or her. A director must generally safeguard the interest of the company in good faith, adhere to a duty of loyalty and a duty of care and, absent special circumstances, extend equal treatment to all shareholders in like circumstances. The members of the Board of Directors of Bunge-Switzerland are liable to Bunge-Switzerland, its shareholders and, in bankruptcy, its creditors for damage caused by the violation of their duties. So long as the majority of the Board of Directors is disinterested and acts on an informed basis and with the belief that its actions are in the best interest of the company, a decision made by the Board of Directors would be protected by a judicially developed business judgment rule (based on which courts exercise restraint in reviewing business decisions of a company's Board of Directors); at least as long as no special statutory duties of the Board of Directors are triggered, such as by the company's overall indebtedness or liquidity situation.
Pursuant to Bunge-Switzerland’s organizational regulations, the Board of Directors is entrusted with the ultimate direction of the company, including determining the principles of business strategy and the related policies, the overall supervision of the group companies and the supervision and control of the executive management team.
To the extent that the Swiss Code allows the delegation by the Board of Directors to executive management, and such delegation is actually made by virtue of Bunge-Switzerland’s organizational regulations, the responsibility of the Board of Directors is limited to the due election, instruction and supervision of the executive management.

Indemnification of Directors and Officers; Insurance
Bunge-Bermuda: Under the Companies Act, a company may exempt its directors and officers, or indemnify them in respect of, any loss arising or liability attaching to them by virtue of any rule of law in respect of any negligence, default, breach of duty or breach of trust, except in cases where such liability arises from fraud or dishonesty of which such director or officer may be guilty in relation to the company or any of its group companies.
The bye-laws of Bunge-Bermuda provide that Bunge-Bermuda shall indemnify its officers and directors in respect of their actions and omissions, except in respect of their fraud or dishonesty. Bunge-Bermuda has entered into indemnification agreements with its directors and executive officers that provide for indemnification and expense reimbursement to the fullest extent permitted by law.
The Companies Act permits a company to purchase and maintain insurance for the benefit of any officer or director in respect of any loss or liability attaching to him in respect of any negligence, default, breach of duty or breach of trust, whether or not the company may otherwise indemnify such officer or director. Bunge-Bermuda has purchased and maintains a directors’ and officers’ liability policy for such a purpose.
Bunge-Switzerland: We believe, based on the interpretation of leading Swiss legal scholars, that, under Swiss law, the company may indemnify its directors and officers unless the indemnification results from a breach of their duties that constitutes gross negligence or intentional breach of duty of the director or officer concerned. Bunge-Switzerland’s articles of association make indemnification of directors and officers and advancement of expenses to defend claims against directors and officers mandatory on the part of Bunge-Switzerland to the fullest extent allowed by law. Under Bunge-Switzerland’s articles of association, a director or officer may not be indemnified if such person is found, in a final judgment or decree not subject to appeal, to have committed an intentional or grossly negligent breach of his or her statutory duties as a director or officer. Swiss law permits the company, or each director or officer individually, to purchase and maintain insurance on behalf of such directors and officers. Bunge-Switzerland may obtain such insurance from one or more third party insurers or captive insurance companies. Bunge-Switzerland also plans to enter into indemnification agreements with each of its directors and executive officers, upon the completion of the redemption, that will provide for indemnification and expense advancement and include related provisions meant to facilitate the indemnitee’s receipt of such benefits. The agreements provide that Bunge-Switzerland will indemnify each such director and executive officer if such director or executive officer acted in good faith and reasonably believed he was acting in the best interest of Bunge-Switzerland and, in addition, with respect to any criminal proceeding, he had no reasonable cause to believe that his conduct was unlawful. The agreements provide that expense advancement is provided subject to an undertaking by the indemnitee to repay amounts advanced if it is ultimately determined that he is not entitled to indemnification. The disinterested members of the Board of Directors of Bunge-Switzerland or an independent counsel will determine whether indemnification payment should be made in any particular instance. In making such determination, the board or the independent counsel, as the case may be, must presume that the indemnitee is entitled to such indemnification, and Bunge-Switzerland has the burden of proof in seeking to overcome such presumption. If the board or the independent counsel determines that the director or executive officer is not entitled to indemnification, the agreements provide that such person is entitled to seek an award in arbitration with respect to his right to indemnification under his agreement.
Limitation on Director Liability
Bunge-Bermuda: Under the Companies Act, a company may indemnify its directors against any liability which by virtue of any rule of law would otherwise be imposed on them in respect of any negligence, default, breach of duty or breach of trust, except in cases where such liability arises from fraud or dishonesty of which such director may be guilty in relation to the company or any of its group companies.
The Companies Act renders void any provision in the bye-laws or any contract between a company and any such director exempting him or her from or indemnifying him or her against any liability in respect of any fraud or dishonesty of which he or she may be guilty in relation to the company. Further, a Bermuda court may not enforce a provision purporting to limit a director’s liability if to do so was contrary to public policy, such as, if the provision attempted to relieve a director of criminal liability. The Bunge-Bermuda bye-laws provide that the shareholders waive all claims or rights of action that they might have, individually or by or in the right of Bunge-Bermuda, against any of Bunge-Bermuda’s directors or officers for any action taken or failure to act in the performance of such director’s or officer’s duties, except in respect of any fraud or dishonesty of such director or officer.

Bunge-Switzerland: Swiss law does not permit a company to exempt any member of its Board of Directors from any liability for damages suffered by the company, the shareholders or the company’s creditors caused by intentional or negligent violation of that director’s duties. However, the general meeting of shareholders may pass a resolution discharging the members of the Board of Directors from liability for certain limited actions. Such release is effective only for facts that have been disclosed to the shareholders and only vis-à-vis the company and those shareholders who have consented to the resolution or who acquired shares subsequently with knowledge of the resolution.
Directors’ Conflicts of Interest
Bunge-Bermuda: As a matter of the common law applied in Bermuda, the director of a Bermuda company should seek to avoid placing himself in a position where there is a conflict, or a possible conflict, between the duties he owes to the company and either his personal interest or other duties that he owes to a third party, and if a director is in any way, directly or indirectly, interested in a proposed transaction or arrangement with the company, he must declare the nature and extent of that interest to the other directors at the first opportunity. The duty extends to not making personal profit from opportunities that result from directorship.
This common law duty of a director to avoid conflicts of interest generally is not breached in respect of matters that have been declared by the director at the appropriate time and (i) authorized by the directors generally or (ii) authorized by the provisions of the company’s memorandum of association and bye-laws. Bunge-Bermuda’s bye-laws provide that a director who is directly or indirectly interested in a contract or proposed contract or arrangement with the company shall declare the nature of such interest as required by the Companies Act and, following a declaration being made pursuant to the bye-laws, and unless disqualified by a majority of the board present at the relevant board meeting, a director may vote in respect of any contract or proposed contract or arrangement in which such director is interested and may be counted in the quorum at such meeting.
Bunge-Switzerland: Under the Swiss Code, a director is required to safeguard the interests of the company and to adhere to a duty of loyalty and a duty of care. The Swiss Code expressly requires members of the Board of Directors to inform each other immediately and fully of any conflicts of interest affecting them. It is then the responsibility of the Board of Directors to take the measures necessary to safeguard the interests of the company. Generally, a material conflict of interest disqualifies that director from participating in any board discussions and decisions affecting his or her interest. Breach of these principles may also entail personal liability of the directors to the company. In addition, the Swiss Code requires a director to return to the company payments made to a director if such payments are not made on an arm’s length basis or if the recipient of the payment was acting in bad faith.
Bunge-Switzerland's Board of Directors has a written policy with respect to related person transactions pursuant to which such transactions are reviewed, approved or ratified.
Shareholders’ Suits
Bunge-Bermuda: Under Bermuda law, a court will generally refuse to interfere with the management of a company on behalf of minority shareholders who are dissatisfied with the conduct of a company’s affairs by its Board of Directors. However, each shareholder is entitled to have the affairs of the company properly conducted in accordance with law. Therefore, if those who control the company persistently disregard the requirements of law or of the company’s memorandum of association or bye-laws, the court may grant relief. Bermuda courts ordinarily would be expected to follow English precedent, which would permit the court to intervene in any of the following circumstances: (i) where the act complained of is alleged to be beyond the corporate power of the company or illegal; (ii) where the act complained of is alleged to constitute a fraud against the minority shareholders by those controlling the company; provided that the majority shareholders have used their controlling position to prevent the company from taking action against the wrongdoers; (iii) where an act requires approval by a greater percentage of the company’s shareholders than actually approved it; or (iv) where such an action is necessary in order that there not be a violation of the company’s memorandum of association or bye-laws.
Under the Companies Act, a shareholder is entitled to complain to the court that the affairs of the company are being conducted in a manner which is oppressive or unfairly prejudicial to the shareholders, or some of them, and seek a winding-up of the company or an alternative remedy.
An individual shareholder may seek to bring an action on behalf of the company to enforce the company’s rights, and judgment in such a case would be in favor of the company.
An individual shareholder may be permitted to bring an action on behalf of himself and his fellow shareholders to remedy a wrong done to the company or to compel the company to conduct its affairs in accordance with the rules governing it.

A shareholder also may be permitted to bring an action in his own name on his own behalf against a Bermuda company or another shareholder. In any such action, however, a loss suffered by the company will not be regarded as a direct loss suffered by the individual shareholder. Remedies for such an action are generally limited to declarations or injunctions.
Bunge-Switzerland: Under Swiss law, each shareholder is entitled to file an action for damage caused to the company. The general meeting may resolve that the company shall bring the action and entrust the Board of Directors or a representative thereof with the conduct of the proceedings. The claim of the shareholder is for performance to the company. If the shareholder, based upon the factual and legal situation, had sufficient cause to file an action, the judge has discretion to impose all costs the plaintiff incurred in prosecuting the action on the company.
Shareholders who suffer a direct loss due to an intentional or negligent breach of a director’s or senior officer’s duties may sue in their personal capacity for monetary compensation.
In addition, under the Swiss Code, each shareholder may petition the competent Swiss court to have a decision of the general meeting of shareholders declared invalid on the grounds that the decision violates the company's articles of association or the law.
Shareholder Consent to Action Without Meeting
Bunge-Bermuda: The Companies Act provides that anything which may be done by resolution of a company at a general meeting or a meeting of any class of members may also be done by resolution in writing. Bunge-Bermuda’s bye-laws require unanimous written consent, meaning that a resolution in writing be signed by or on behalf of all members who at the date of the resolution would be entitled to attend a general meeting and vote on the resolution. Bunge-Bermuda’s bye-laws prohibit resolutions in writing (i) to remove the auditor pursuant to section 89(5) of the Companies Act and (ii) to remove a director before the expiration of their term of office.
Bunge-Switzerland: Bunge-Switzerland's articles of association provide that shareholders are not permitted to act by written consent in lieu of a general meeting of shareholders.
Annual Meetings of Shareholders
Bunge-Bermuda: The Companies Act and Bunge-Bermuda’s bye-laws require that a general meeting of shareholders be held at least annually. Bunge-Bermuda’s bye-laws provide that the annual meeting can be held at any location as specified in the notice of the meeting. At such meeting, elections will be held for directors whose terms have expired and such other business may be transacted as may properly be brought before such meeting. The shareholders are also required to appoint an auditor at the annual general meeting (or, if necessary, at a subsequent special general meeting). In addition, the Companies Act and Bunge-Bermuda’s bye-laws require, subject to waiver by all of the members and directors of Bunge-Bermuda, that the financial statements required by the Companies Act be laid before Bunge-Bermuda at the general meeting.
Bunge-Switzerland: Under the Swiss Code and Bunge-Switzerland’s articles of association, Bunge-Switzerland must hold an annual, ordinary general meeting of shareholders within six months after the end of its fiscal year for the purpose, among other things, of approving the annual (standalone and consolidated) financial statements and the annual report, annually electing the chair of the Board of Directors and the directors, the members of the compensation committee, and annually approving the maximum aggregate compensation payable to the Board of Directors and the members of the executive management team. The invitation to general meetings must be published in the Swiss Official Gazette of Commerce at least 20 calendar days prior to the relevant general meeting of shareholders. The notice of a meeting must state the items on the agenda and the proposals of the Board of Directors and the shareholders who requested that a meeting be held and/or an item be put on the agenda and, in case of elections, the name of the nominees. No resolutions may be passed at a shareholders' meeting concerning agenda items for which proper notice was not given. This does not apply, however, to proposals made during a shareholders' meeting to convene an extraordinary meeting or to initiate a special investigation. No previous notification will be required for proposals concerning items included on the agenda or for debates as to which no vote is taken.
In addition to being required to comply with the notice provisions under the Swiss Code, Bunge-Switzerland is subject to the rules of the SEC that regulate the solicitation of proxies. Bunge-Switzerland is required to file with the SEC its proxy statement related to a general meeting of the shareholders, together with a form of proxy card used by Bunge-Switzerland and certain other soliciting material furnished to Bunge-Switzerland's shareholders in connection with such meeting.

Annual general meetings of shareholders may be convened by the Board of Directors or, under certain circumstances, by the auditor. A general meeting of shareholders can be held in Switzerland or abroad.
Special Meetings of Shareholders
Bunge-Bermuda: The Companies Act and Bunge-Bermuda’s bye-laws provide that a special general meeting of Bunge-Bermuda may be called by the chairman or any two directors or any director and the secretary or the Board of Directors as a whole. In addition, the Board of Directors must convene a special general meeting upon request by one or more shareholders holding at least one-tenth of the Bunge-Bermuda shares having the right to vote at general meetings of Bunge-Bermuda at the time of the request.
Bunge-Switzerland: An extraordinary general meeting of Bunge-Switzerland may be called upon the resolution of the Board of Directors or, under certain circumstances, by the auditor. In addition, the Board of Directors is required to convene an extraordinary general meeting of shareholders if so resolved by the general meeting of shareholders, or if so requested by shareholders holding an aggregate of at least 5% of the registered shares, specifying the items for the agenda and their proposals. If the Board of Directors does not comply with the request to publish the notice of the extraordinary general meeting within a reasonable period of time, but at the latest within 60 days, the requesting shareholders may request the competent court to order that the meeting be convened.
Shareholders who hold, alone or together, at least 0.5 percent of the share capital or votes and are insofar recorded in the share register may request that an item be included on the agenda of a general meeting of shareholders. See “—Director Nominations; Proposals of Shareholders” for more information.
Record Dates for Shareholder Meetings
Bunge-Bermuda: Bunge-Bermuda’s bye-laws provide that the Board of Directors may fix any date as the record date for determining the shareholders entitled to receive notice of and to vote at any general meeting.
Bunge-Switzerland: Bunge-Switzerland expects to set the record date for each general meeting of shareholders on a date not more than 20 calendar days prior to the date of each general meeting and announce the date of the general meeting of shareholders prior to the record date.
Director Nominations; Proposals of Shareholders
Bunge-Bermuda: Bunge-Bermuda’s bye-laws permit shareholder proposals to be brought before a general meeting. Notice of any such proposal must be given in writing to the secretary of Bunge-Bermuda by any member of Bunge-Bermuda on the date of such notice: (i) for consideration at an annual general meeting, not later than 120 days before the first anniversary of the date on which the previous annual general meeting proxy statement was circulated; or (ii) for consideration at a special general meeting, prior to the later of (x) 120 days before the date of the special general meeting and (y) the date which is 10 days after the first public announcement or notice of the special general meeting.
Bunge-Bermuda’s bye-laws require that a shareholder desiring to nominate directors for consideration by the shareholders at any annual general meeting must give written notice of such intent, which notice must be given to the secretary of Bunge-Bermuda not later than 120 days before the first anniversary of the date on which the previous annual general meeting proxy statement was circulated. Notice of any nomination of a person for election as a director at a special general meeting must be given in writing to the secretary of Bunge-Bermuda prior to the later of 120 days before the date of the special general meeting and the date which is 10 days after the first public announcement or notice of the special general meeting.
Bunge-Switzerland: Under Bunge-Switzerland’s articles of association, shareholders who hold, alone or together, at least 0.5 percent of the share capital or votes and are insofar recorded in the share register may request that an item be included on the agenda of a general meeting of shareholders. Such shareholder may also nominate one or more directors for election. A request for inclusion of an item on the agenda must be in writing and received by Bunge-Switzerland at least 120 but not more than 150 calendar days prior to the meeting. To nominate a nominee, the shareholder must, no earlier than 150 calendar days and no later than 120 calendar days prior to the first anniversary of the date (as stated in the Bunge-Switzerland proxy materials) on which the Bunge-Switzerland definitive proxy statement for the prior year’s annual general meeting was first released to Bunge-Switzerland’s shareholders, deliver a notice to, and such notice must be received by, Bunge-Switzerland at its registered office; provided, however, that if the annual general meeting is not scheduled to be held within a period beginning 30 days before such anniversary date and ending 30 days after such anniversary date, the notice shall be given in the manner provided herein by the later of the close of business on the date that is 180 days prior to such other meeting date or the tenth day following the date that Bunge-Switzerland first makes public disclosure regarding such other meeting date. The request must specify the relevant agenda items and proposals, together with evidence of the required shares recorded in the share register, as well as any other information as would be required to be included in a proxy statement pursuant to the rules of the SEC.
Adjournment of Shareholder Meetings
Bunge-Bermuda: Bunge-Bermuda’s bye-laws provide that the chairman of any shareholder meeting may, with the consent of a majority of the shareholders present and entitled to vote at the meeting, adjourn the meeting. New notice of the date, time, and place for the resumption of the meeting must be given if the meeting is not adjourned to a specific date and time.
Bunge-Switzerland: Under the Swiss Code, a general meeting of shareholders for which a notice of meeting has been duly published may not be adjourned without publishing a new notice of meeting.
Voting Rights
Bunge-Bermuda: The holders of common shares of Bunge-Bermuda are entitled to one vote per share. Any matter submitted to shareholders at a general meeting requires the affirmative vote of a majority of the votes cast unless otherwise required by the Companies Act or the bye-laws. Bunge-Bermuda’s bye-laws provide that any matter submitted to the shareholders at a general meeting for approval requires the approval of a majority of the votes cast (other than in the election of directors and as set forth below).
The rights attached to any separate class or series of shares, unless otherwise provided by the terms of the shares of that class or series, may be varied only with the consent in writing of the holders of all of the outstanding shares of that class or series or by a resolution passed at a separate general meeting of holders of shares equal to 75% of the issued and outstanding shares of that class or series. The necessary quorum for that meeting is the presence of at least two persons, in person or by proxy, of holders of at least one-third of the shares of that class or series. Each holder of shares of the class or series present, in person or by proxy, will have one vote for each share of the class or series of which he is the holder. Outstanding shares will not be deemed to be varied by the creation or issuance of additional shares that rank in any respect prior to or equivalent with those shares.
Under the Companies Act and the Bunge-Bermuda bye-laws, any merger, amalgamation or other business combination not approved by the board must be approved by the Board of Directors and by a resolution of the members including the affirmative votes of a majority of the votes cast.
Bunge-Switzerland: Each Bunge-Switzerland registered share carries one vote at a general meeting of shareholders. Voting rights may be exercised by shareholders registered in Bunge-Switzerland’s share register, through the independent voting rights representative elected by shareholders at each annual general meeting, their legal representative or, on the basis of a written proxy, by any other representative who need not be a shareholder.
Shareholders wishing to exercise their voting rights who hold their shares through a broker, bank or other nominee should follow the instructions provided by such broker, bank or other nominee or, absent instructions, contact such broker, bank or other nominee for instructions. Shareholders holding their shares through a broker, bank or other nominee will not automatically be registered in Bunge-Switzerland's share register. If any such shareholder wishes to be registered in Bunge-Switzerland's share register, such shareholder should contact the broker, bank or other nominee through which it holds Bunge-Switzerland shares.
Bunge-Switzerland’s articles of association do not limit the number of registered shares that may be voted by a single shareholder.
Treasury shares, whether owned by Bunge-Switzerland or one of Bunge-Switzerland’s controlled subsidiaries, will not be entitled to vote at general meetings of shareholders.
Pursuant to the Swiss Code, shareholders have the exclusive right to determine the following matters:
•adoption and amendment of Bunge-Switzerland’s articles of association;
•election of members of the board of directors, its chair, the members of the compensation committee, the independent voting rights representative, and the statutory auditor;
•approval of the annual business report, the stand-alone statutory financial statements and the consolidated financial statements;

•approval on the allocation of profit shown on the balance sheet contained in the stand-alone statutory financial statements of the company, in particular the determination of dividend and other capital distributions to shareholders (including by way of repayment of statutory capital reserve (such as in the form of qualifying capital contribution reserves);
•discharge of the members of the board of directors from liability for previous business conduct to the extent such conduct is known to the shareholders; and
•the approval of the compensation of the board of directors and the executive management team pursuant to the articles of association, and the advisory vote on the report (established under Swiss law) pertaining to the compensation of the company's board of directors and executive management in the prior fiscal year;
•the delisting of Bunge-Switzerland equity securities;
•the approval of the report on non-financial matters pursuant to article 964c CO; and
•any other resolutions that are submitted to a general meeting of shareholders pursuant to law, Bunge-Switzerland’s articles of association or by voluntary submission by the board of directors (unless a matter is within the exclusive competence of the board of directors pursuant to the Swiss Code).
Pursuant to Bunge-Switzerland’s articles of association, the shareholders generally pass resolutions by the affirmative vote of a majority of the votes cast at the meeting (broker nonvotes, abstentions and blank and invalid ballots will be disregarded), unless otherwise provided by law or Bunge-Switzerland’s articles of association. In an election in which the number of candidates exceeds the number of the respective positions that are on the agenda at the general meeting, the candidates are elected by a plurality of the votes cast at the general meeting, such that the candidates receiving the most affirmative votes (up to the number of candidates to be elected) are elected and a majority votes cast shall not be a prerequisite to the election.
In addition, the NYSE requires a shareholder vote for certain matters such as:
•the approval of equity compensation plans (or certain amendments to such plans);
•the issuance of shares equal to or in excess of 20% of the voting power of the shares outstanding before the issuance of such shares (subject to certain exceptions, such as public offerings for cash and certain bona fide private placements);
•certain issuances of shares to related parties; and
•issuances of shares that would result in a change of control.
For these types of matters, the minimum vote which will constitute shareholder approval for NYSE listing purposes is the approval by a majority of the votes cast, provided that the total vote cast on the proposal represents over 50% in interest of all securities entitled to vote on the proposal.
The Swiss Code requires the affirmative vote of at least two-thirds of the voting rights and a majority of the par value of the registered shares, each as represented at a general meeting to approve the following matters:
•the amendment to or the modification of the purpose of Bunge-Switzerland;
•the combination of shares listed on a stock exchange;
•an increase in share capital through the conversion of equity surplus, against contributions in kind or by way of set-off with a receivable and the granting of special privileges;
•the limitation or withdrawal of subscription rights;
•the introduction of conditional share capital or the introduction of a capital band;
•the restriction of the transferability of registered shares and the cancellation of such a restriction;
•the introduction of shares with privileged voting rights;
•the change of currency of the share capital;
•the introduction of the casting vote of the acting chair in the general meeting;

•the delisting of Bunge-Switzerland’s equity securities;
•the relocation of the place of incorporation of Bunge-Switzerland;
•the introduction of an arbitration provision in the articles of association; and
•the dissolution of Bunge-Switzerland.
The same supermajority voting requirements apply to resolutions in relation to transactions among corporations based on the Merger Act, including a merger, demerger or conversion of a corporation (other than a cash-out or certain squeeze-out mergers, in which minority shareholders of the company being acquired may be compensated in a form other than through shares of the acquiring company, for instance, through cash or securities of a parent company of the acquiring company or of another company—in such a merger, an affirmative vote of 90% of the outstanding registered shares is required). Swiss law may also impose this supermajority voting requirement in connection with the sale of “all or substantially all of its assets” by Bunge-Switzerland. See “—Compulsory Acquisitions; Appraisal Rights” and “—Shareholder Approval of Business Combinations.”
Amendment of Governing Documents
Bunge-Bermuda: Bermuda law provides that the memorandum of association and bye-laws of a company may be amended by a resolution passed at a general meeting of shareholders of which due notice has been given. Bunge-Bermuda bye-laws provide that no bye-law shall be rescinded, altered or amended, and no new bye-law shall be made, unless it shall have been approved by a resolution of the Board of Directors and by a resolution of the shareholders. In the case of the bye-laws relating to the number and tenure of directors, approval of business combinations and amendment of bye-laws, the required resolutions must include the affirmative vote of at least 66% of directors then in office and by a resolution of the members including the affirmative votes of a majority of the votes cast.
Under Bermuda law, the holders of an aggregate of not less than 20% in par value of Bunge-Bermuda’s issued and outstanding share capital or any class thereof have the right to apply to the Bermuda Court for an annulment of any amendment of the memorandum of association adopted by shareholders at any general meeting, other than an amendment which alters or reduces Bunge-Bermuda’s share capital as provided in sections 45 and 46 of the Companies Act. Where such an application is made, the amendment becomes effective only to the extent that it is confirmed by the Bermuda Court. An application for an annulment of an amendment of the memorandum of association must be made within 21 days after the date on which the resolution altering Bunge-Bermuda’s memorandum of association is passed and may be made on behalf of persons entitled to make the application by one or more of their number as they may appoint in writing for the purpose. No application may be made by shareholders that voted in favor of the amendment.
Bunge-Switzerland: Under the Swiss Code and Bunge-Switzerland’s articles of association, Bunge-Switzerland’s articles of association may only be amended by a resolution of its shareholders at a general meeting. See “—Voting Rights.” Other than on the basis of an authorization of the general meeting of shareholders, Bunge-Switzerland’s Board of Directors may not effect amendments to Bunge-Switzerland’s articles of association on its own. Under Bunge-Switzerland’s articles of association, the Board of Directors may pass and amend organizational regulations. Under Swiss law, shareholders may not pass or amend organizational regulations but may pass resolutions amending the articles of association to effectively supersede provisions in the organizational regulations.
Quorum Requirements
Bunge-Bermuda: The presence at the start of the meeting of at least two persons representing, in person or by proxy, more than one-half of the issued and outstanding Bunge-Bermuda common shares constitutes a quorum for the transaction of business except as otherwise provided by the Companies Act.
Bunge-Switzerland: The presence of shareholders, in person or by proxy, holding at least a majority of the registered shares recorded in Bunge-Switzerland’s share register and generally entitled to vote at a meeting, is a quorum for the transaction of business. The Board of Directors has no authority to waive the quorum requirements stipulated in the articles of association.
Say on Pay
Bunge-Bermuda: Bunge-Bermuda is required to hold non-binding shareholder advisory votes on executive compensation required by SEC rules. Bunge-Bermuda holds these advisory votes on an annual basis.

Bunge-Switzerland: Bunge-Switzerland is required to hold non-binding shareholder advisory votes on executive compensation required by SEC rules. Bunge-Switzerland holds these advisory votes on an annual basis. In addition, under Swiss law, Bunge-Switzerland is required to hold annual binding shareholder votes on the prospective maximum aggregate amount of compensation of each of Bunge-Switzerland's Board of Directors (for the period between annual meetings) and the executive management team (for the fiscal year commencing after the annual general meeting at which ratification is sought). Shareholders are further required to vote at each annual general meeting, on an advisory basis, on the compensation report (established under Swiss law) regarding the compensation of the members of the Board of Directors and the executive management team in the preceding fiscal year.
ESG Matters
Bunge-Bermuda: The Companies Act and Bunge-Bermuda’s bye-laws do not include ESG requirements.
Bunge-Switzerland: Bunge-Switzerland will be required to establish a report on non-financial matters covering the following matters: (1) environmental matters, in particular the CO2 goals; (2) social issues; (3) employee-related issues;(4) respect for human rights; and (5) combating corruption. The report must contain the information required to understand the business performance, the business result, the state of the undertaking and the effects of its activity on the above non-financial matters.
More particularly, the report must include: (1) a description of the business model; (2) a description of the policies adopted in relation to the matters referred to above, including the due diligence applied; (3) a presentation of the measures taken to implement these policies and an assessment of the effectiveness of these measures; (4) a description of the main risks related to the above matters and how the undertaking is dealing with these risks; in particular (a) risks that arise from the undertaking's own business operations, and (b) provided this is relevant and proportionate, risks that arise from its business relationships, products or services; and (5) the main performance indicators for the undertaking's activities in relation to the above matters.
Bunge-Switzerland's Board of Directors will be required to submit the report to shareholders for approval by the annual general meeting, for the first time in 2024 in relation to financial year 2023.
Inspection of Books and Records; Special Investigation
Bunge-Bermuda: Shareholders of a Bermuda company have the right to inspect or obtain copies of the minutes of general meetings of the company. Shareholders may also inspect the share register on any business day, subject to reasonable restrictions imposed by the Board of Directors.
Bunge-Switzerland: Under the Swiss Code, a shareholder has a right to inspect the share register with regard to its, his or her own shares and otherwise to the extent necessary to exercise its, his or her shareholder rights. No other person has a right to inspect the share register. The books and correspondence of a Swiss company may be inspected with the express authorization of the general meeting of shareholders or by resolution of the Board of Directors and subject to the safeguarding of the company’s business secrets. At a general meeting of shareholders, any shareholder is entitled to request information from the Board of Directors concerning the affairs of the company. Shareholders may also ask the auditor questions regarding its audit of the company. The Board of Directors and the auditor must answer shareholders’ questions to the extent necessary for the exercise of shareholders’ rights and subject to prevailing business secrets or other material interests of Bunge-Switzerland.
In addition, if the shareholders’ inspection and information rights as outlined above prove to be insufficient, any shareholder may propose to the general meeting of shareholders that specific facts be examined by a special commissioner in a special investigation. If the general meeting of shareholders approves the proposal, Bunge-Switzerland or any shareholder may, within three months after the general meeting of shareholders, request the court at Bunge-Switzerland’s registered office to appoint a special commissioner. If the general meeting of shareholders rejects the request, one or more registered shareholders representing at least 5% of the share capital or voting rights may request the court to appoint a special commissioner. The court will issue such an order if the petitioners can demonstrate that the Board of Directors, any member of the board or an officer of Bunge-Switzerland infringed the law or Bunge-Switzerland’s articles of association and thereby damaged the company or the shareholders. The costs of the investigation would generally be allocated to Bunge-Switzerland and only in exceptional cases to the petitioners.

Transfer and Registration of Shares
Bunge-Bermuda: Under Bunge-Bermuda’s bye-laws the directors may decline to register a transfer of a share which is not fully paid.
Bunge-Bermuda’s bye-laws expressly provide for the issuance of fractional shares which may be dealt with to the same extent as whole shares.
Bunge-Switzerland: No restrictions apply to the transfer of Bunge-Switzerland registered shares. So long as and to the extent that Bunge-Switzerland's shares are intermediated securities within the meaning of the Swiss Intermediated Securities Act, (i) any transfer of Bunge-Switzerland's shares is effected by a corresponding entry in the securities deposit account of a bank or a depository institution, (ii) no Bunge-Switzerland's shares can be transferred by way of assignment, and (iii) a security interest in any Bunge-Switzerland's share cannot be granted by way of assignment. Any person who acquires Bunge-Switzerland's shares may submit a request to Bunge-Switzerland to be entered into the share register as a shareholder with voting rights, provided such persons expressly declare that they have acquired the shares in their own name and for their own account, that there is no agreement on the redemption of the shares and that they bear the economic risk associated with the shares. Bunge-Switzerland's Board of Directors may record nominees who hold shares in their own name, but for the account of third parties, as shareholders of record with voting rights in the share register of the Company. Beneficial owners of shares who hold shares through a nominee exercise the shareholders' rights through the intermediation of such nominee. Bunge-Switzerland’s share register will initially be kept by Computershare Inc., which acts as transfer agent and registrar. The share register reflects only record owners of Bunge-Switzerland shares. Swiss law does not recognize fractional share interests. Bunge-Bermuda has not presently issued fractional shares so no change is required for fractional shares based on Swiss law.
Rights upon Liquidation
Bunge-Bermuda: Upon a liquidation of Bunge-Bermuda, after creditors have been paid the full amounts owing to them, the holders of Bunge-Bermuda’s common shares would be entitled to receive, pro rata, any remaining assets available for distribution to the holders of common shares. The liquidator may deduct from the amount payable in respect of those common shares any liabilities the holder has to or with Bunge-Bermuda. The assets received by the holders of Bunge-Bermuda common shares in liquidation may consist in whole or in part of property. That property is not required to be of the same kind for all shareholders. The shareholders may resolve that the company be wound up by the court, or be wound up voluntarily, with the vote of holders of at least 75% of the voting shares of the company. The board may also present a petition to the court for the company to be wound up.
Bunge-Switzerland: Bunge-Switzerland’s duration is unlimited. Bunge-Switzerland may be dissolved at any time with the approval of shareholders holding two-thirds of the voting rights and a majority of the par value of the registered shares, each as represented at a general meeting. Dissolution by m is possible if Bunge-Switzerland becomes bankrupt, or for cause at the request of shareholders holding at least 10% of Bunge-Switzerland’s share capital. Under Swiss law, any surplus arising out of liquidation, after the settlement of all claims of all creditors, will be distributed to shareholders in proportion to the paid-up par value of registered shares held, subject to Swiss withholding tax requirements of 35%, all or part of which can potentially be reclaimed under the relevant tax rules in Switzerland or double taxation treaties concluded between Switzerland and foreign countries. Bunge-Switzerland's shares carry no privilege with respect to such liquidation surplus.
Enforcement of Civil Liabilities Against Foreign Persons
Bunge-Bermuda: Bunge-Bermuda has been advised by its Bermuda counsel, Conyers Dill & Pearman Limited, that a judgment for the payment of money rendered by a court in the United States based on civil liability would not be automatically enforceable in Bermuda. There is no treaty between Bermuda and the United States providing for the reciprocal enforcement of foreign judgments. Bunge-Bermuda has also been advised by Conyers Dill & Pearman Limited that a final and conclusive judgment obtained in a court in the United States under which a sum of money is payable as compensatory damages may be the subject of an action in the Bermuda Court under the common law doctrine of obligation. Such an action should be successful upon proof that the sum of money is due and payable, and without having to prove the facts supporting the underlying judgment, as long as: (i) the court that gave the judgment was competent to hear the action in accordance with private international law principles as applied by the courts in Bermuda; and (ii) the judgment is not contrary to public policy in Bermuda, was not obtained by fraud or in proceedings contrary to natural justice of Bermuda and is not based on an error in Bermuda law.

Bunge-Switzerland: Swiss counsel has advised Bunge-Switzerland that it is uncertain that Swiss courts would enforce (1) judgments of U.S. courts obtained in actions against Bunge-Switzerland or other persons that are predicated upon the civil liability provisions of U.S. federal securities laws or (2) original actions brought against Bunge-Switzerland or other persons predicated upon the Securities Act. The enforceability in Switzerland of a foreign judgment rendered against Bunge-Switzerland or such other persons is subject to the limitations set forth in such international treaties by which Switzerland is bound and the Swiss Federal Private International Law Act. In particular, and without limitation to the foregoing, a judgment rendered by a foreign court may only be enforced in Switzerland if:
•such foreign court had jurisdiction,
•such judgment has become final and non-appealable,
•the court procedures leading to such judgment followed the principles of due process of law, including proper service of process, and
•such judgment does not violate Swiss law principles of public policy.
In addition, enforceability of a judgment by a non-Swiss court in Switzerland may be limited if Bunge-Switzerland can demonstrate that it or such other persons were not effectively served with process.

THE SHAREHOLDERS MEETING
We are furnishing this proxy statement to our shareholders in connection with the solicitation of proxies by Bunge-Bermuda’s Board of Directors for use at a meeting of Bunge-Bermuda shareholders to consider the Redomestication and any adjournment or postponement of the meeting. We are first mailing this proxy statement and accompanying form of proxy to shareholders beginning on or about [●].

Time, Place, and Date
The shareholders meeting will be held online via live webcast at [●], commencing at [●] local time, on [●].
Purpose of the Meeting
At the meeting, Bunge-Bermuda’s Board of Directors will ask the shareholders to vote to approve:
•the Redomestication, which will be effected by the Scheme of Arrangement, pursuant to which Bunge-Bermuda would merge with Bunge-MergerCo, and each issued and outstanding common share of Bunge-Bermuda would be exchanged for one share of Bunge-Switzerland and, in addition, Bunge-Switzerland would issue [●] Treasury Shares to Bunge-Bermuda for future use to satisfy Bunge-Switzerland’s obligation to deliver shares in connection with awards granted under our equity incentive plans and for such other purposes as Bunge-Switzerland's Board of Directors may determine. Bunge-Switzerland will assume Bunge-Bermuda’s existing obligation to deliver shares under such equity incentive plans, warrants or other rights.
•a motion to adjourn the meeting to a later date to solicit additional proxies if there are insufficient votes at the time of the meeting to approve the Redomestication.
•any other matters that properly come before the meeting and any adjournments or postponements of the meeting.
Bunge-Bermuda’s Board of Directors has unanimously approved the Redomestication and the adjournment proposal and unanimously recommends that you vote “FOR” both of the proposals.
Record Date; Voting Rights; Vote Required for Approval
The board has fixed the close of business on [●] as the record date for the shareholders meeting.
Only holders of record of Bunge-Bermuda common shares on the record date are entitled to notice of and to vote at the meeting or any adjournment or postponement of the meeting. You will not be the holder of record of shares that you hold in “street name.” Instead, the depository (for example, Cede & Co.) or other nominee will be the holder of record of such shares.
On the record date of the shareholders meeting, approximately [●] Bunge-Bermuda common shares were issued and entitled to be voted at the meeting. Each Bunge-Bermuda common share entitles the holder to one vote.
The presence of two or more persons at the meeting representing in person or by proxy more than 50% of our total issued and outstanding voting common shares throughout the relevant meeting will constitute a quorum. Abstentions and “broker non-votes” will be counted toward the presence of a quorum at, but will not be considered votes cast on any of the proposals brought before, the meeting. Broker non-votes are shares held by banks or brokers for which voting instructions have not been received from the beneficial owners or the persons entitled to vote those shares and for which the bank or broker does not have discretionary voting power under rules applicable to broker-dealers. If you own shares through a bank or brokerage firm and you do not instruct your bank or broker how to vote, your bank or broker will not have discretion to vote on the proposal.
Assuming the presence of a quorum, the Redomestication must be approved by the affirmative vote of holders of Bunge-Bermuda common shares representing a majority in number and at least 75% of the Bunge-Bermuda common shares present in person or by proxy at the meeting and entitled to vote on the matter. The adjournment proposal must be approved by the affirmative vote of holders of Bunge-Bermuda common shares representing a majority of the Bunge-Bermuda shares present in person or by proxy at the meeting and entitled to vote on the matter.

Our directors and executive officers have indicated that they intend to vote their shares in favor of both of the proposals. On the record date, our directors and executive officers and their affiliates beneficially owned less than one percent of the issued and outstanding Bunge-Bermuda common shares.
Proxies
A proxy card is being sent to each shareholder as of the record date. If you properly received a proxy card, you may grant a proxy to vote on the proposals by marking your proxy card appropriately, executing it in the space provided, dating it and returning it to us. We may accept your proxy by any form of communication permitted by Bermuda law and Bunge-Bermuda’s articles of association. Shareholders of record who do not hold their shares through a bank, broker or nominee may grant a proxy to vote on the Internet at [●] or by telephone by calling the number listed on the proxy card or voting direction form. Please have your proxy card or voting direction form in hand when calling or going online. To vote by mail, please sign, date and mail your proxy card or voting direction form in the envelope provided. If you hold your shares in the name of a bank, broker or other nominee, you should follow the instructions provided by your bank, broker or nominee when voting your shares.
If you have timely submitted a properly executed proxy card or provided your voting instructions by telephone or on the Internet and clearly indicated your votes, your shares will be voted as indicated.
If you have timely submitted a properly executed proxy card or provided your voting instructions by telephone or on the Internet and have not clearly indicated your votes, your shares will be voted “FOR” both of the proposals. If any other matters properly come before the meeting, the persons named in the proxy card will vote the shares represented by all properly executed proxies in accordance with their best judgment, unless authority to do so is withheld in the proxy.
You may abstain on either or both of the proposals by marking “ABSTAIN” with respect to either or both of the proposals.
Under New York Stock Exchange rules, brokers who hold shares in street name for customers have the authority to vote on “routine” proposals when they have not received instructions from beneficial owners, but are precluded from exercising their voting discretion with respect to proposals for “non-routine” matters. Proxies submitted by brokers without instructions from customers for these non-routine matters are referred to as “broker non-votes.” The Redomestication proposal is a non-routine matter under New York Stock Exchange rules.
You may revoke your proxy at any time prior to its exercise by:
•giving written notice of the revocation to the Corporate Secretary of Bunge-Bermuda;
•appearing at the meeting, notifying the Corporate Secretary of Bunge-Bermuda and voting in person;
•revoking the proxy by telephone or the Internet; or
•properly completing and executing a later-dated proxy and delivering it to the Corporate Secretary of Bunge-Bermuda at or before the meeting.
Your presence without voting at the meeting will not automatically revoke your proxy, and any revocation during the meeting will not affect votes previously taken. If you hold your shares in the name of a bank, broker or other nominee, you should follow the instructions provided by your bank, broker or nominee in revoking your previously granted proxy.
If you do not appoint a proxy and you do not vote at the meeting, you will still be bound by the outcome. You are therefore strongly urged to attend and vote at the meeting in person or by proxy.
The accompanying proxy is being solicited on behalf of the Board of Directors of Bunge-Bermuda. The expenses of preparing, printing and mailing the proxy and the materials used in the solicitation will be borne by Bunge-Bermuda. In addition to solicitation by mail, Bunge-Bermuda will make arrangements with brokerage houses and other custodians, nominees and fiduciaries to send the proxy materials to beneficial owners, and Bunge-Bermuda will, upon request, reimburse those brokerage houses and custodians for their reasonable related expenses. Bunge-Bermuda has retained [●] for a fee of $[●], plus expenses, to aid in the solicitation of proxies from its shareholders and to verify certain records related to the solicitations. To the extent necessary in order to ensure sufficient representation at its meeting, Bunge-Bermuda or its proxy solicitor may solicit the return of proxies by personal interview, mail, telephone, facsimile, Internet or other means of electronic transmission. The extent to which this will be necessary depends upon how promptly proxies are returned. We urge you to send in your proxy without delay.
Bunge-Bermuda shareholders (including any beneficial owners of such shares that give voting instructions to a custodian or clearing house that subsequently votes on the proposal) who vote either for or against the proposal or who the Bermuda Court is satisfied have a substantial economic interest in the Scheme of Arrangement should note that they are entitled to appear in person or by counsel at the Bermuda Court hearing on [●] at which Bunge-Bermuda will seek the sanction of the Redomestication. In addition, the Bermuda Court has wide discretion to hear from interested parties. Bunge-Bermuda has agreed that it will not object to the participation by any shareholder in the Bermuda Court hearing on the grounds that such person does not have a substantial economic interest in the Scheme of Arrangement

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
The following table sets forth information with respect to persons or entities who are known to Bunge-Bermuda to beneficially own 5% or more of our common shares, each member of our Board, each NEO and all directors and executive officers as a group as of [●].
All holders of our common shares are entitled to one vote per share on all matters submitted to a vote of holders of common shares, and the voting rights attached to common shares held by our directors, executive officers or major shareholders do not differ from those that attach to common shares held by any other holder.
Under Rule 13d-3 of the Exchange Act, "beneficial ownership" includes shares for which the individual, directly or indirectly, has or shares voting or investment power, whether or not the shares are held for the individual's benefit.

Amount and Nature of Beneficial Ownership
(Number of Shares)
Beneficial Owner	Direct or Indirect(1)	Voting or Investment Power(2)	Right to Acquire(3)	Percent of Class(4)
Capital World Investors(5)	—	—	—	—
The Vanguard Group(6)	—	—	—	—
BlackRock, Inc.(7)	—	—	—	—
T. Rowe Price Associates, Inc.(8)	—	—	—	—

Non-Employee Directors
Sheila Bair	—	—	—	—
Carol Browner	—	—	—	—
Paul Fribourg	—	—	—	—
J. Erik Fyrwald	—	—	—	—
Bernardo Hees	—	—	—	—
Kathleen Hyle	—	—	—	—
Michael Kobori	—	—	—	—
Kenneth Simril	—	—	—	—
Henry "Jay" Winship	—	—	—	—
Mark Zenuk	—	—	—	—

Named Executive Officers
Gregory Heckman	—	—	—	—
John Neppl	—	—	—	—
Christos Dimopoulos	—	—	—	—
Julio Garros	—	—	—	—
Joseph Podwika	—	—	—	—
All directors and executive officers as a group (19 persons)	—	—	—	—
*Indicates beneficial ownership less than 1.0%.
(1)These shares are held individually or jointly with others, or in the name of a bank, broker or nominee for the individual's account or in a family trust. Excludes restricted stock units that remain unvested.
(2)This column includes other shares over which directors and executive officers have or share voting or investment power, including shares directly owned by corporate entities with whom they are presumed to share voting and/or investment power. Mr. Fribourg disclaims beneficial ownership of any shares to which he does not have a pecuniary interest.
(3)This column includes shares which non-employee directors and executive officers have a right to acquire through the vesting of restricted stock units or the exercise of stock options granted under our equity incentive plans that have vested or will vest within 60 days of [●].
(4)Applicable percentage ownership is based on [●] common shares issued and outstanding as of [●].

(5)[Based on the information filed with the SEC on Schedule 13G/A on [●]: Capital World Investors reported beneficial ownership of [●] shares, sole voting power as to [●] of the shares and sole dispositive power as to [●] of the shares. The principal business address of Capital World Investors is 333 South Hope Street, 55th Floor, Los Angeles, California 90071.]
(6)[Based on information filed with the SEC on Schedule 13G/A on [●]: The Vanguard Group reported beneficial ownership of [●] shares, shared voting power as to [●] of the shares, sole dispositive power as to [●] of the shares and shared dispositive power as to [●] of the shares. The principal business address of The Vanguard Group is 100 Vanguard Blvd., Malvern, PA 19355.]
(7)[Based on information filed with the SEC on Schedule 13G/A on [●]: BlackRock, Inc. reported beneficial ownership of [●] shares, sole voting power as to [●] of the shares and sole dispositive power as to [●] of the shares. The principal business address of BlackRock, Inc. is 55 East 52nd Street, New York, NY 10055.]
[Based on the information filed with the SEC on Schedule 13G/A on [●]: T. Rowe Price Associates, Inc. reported beneficial ownership of [●] shares, sole voting power as to [●] of the shares and sole dispositive power as to [●] of the shares. The principal business address of T. Rowe Price Associates, Inc. is 100 E. Pratt Street, Baltimore, MD 21202.]

MARKET PRICE AND DIVIDEND INFORMATION
(a) Market Information
Our common shares trade on the New York Stock Exchange under the ticker symbol "BG". On [●], the last full trading day before we announced the Redomestication, Bunge-Bermuda common shares closed at $[●] per share. Shareholders are encouraged to obtain recent stock quotes for Bunge-Bermuda common shares. We intend to file an application with the New York Stock Exchange to list the Bunge-Switzerland shares that holders of Bunge-Bermuda common shares will receive in the Redomestication. Following completion of the Redomestication, Bunge-Switzerland shares will trade on the New York Stock Exchange under the symbol “BG.”
(b) Approximate Number of Holders of Common Stock
To our knowledge, based on information provided by Computershare Investor Services LLC, our transfer agent, as [●], 2022, we had [●] Bunge-Bermuda common shares issued and outstanding, which were held by approximately [●] registered holders.
(c) Dividends
Bunge-Bermuda has historically paid dividends to holders of its common shares on quarterly basis, and Bunge-Switzerland expects to continue to pay cash distributions to holders of Bunge-Switzerland common shares on a quarterly basis. Any future determination to pay distributions will, subject to the provisions of applicable law, be at the discretion of our Board and will depend upon then existing conditions, including our financial condition, results of operations, contractual and other relevant legal or regulatory restrictions, capital requirements, business prospects and other factors our Board deems relevant. Following the Redomestication, future declaration and payment of Bunge-Switzerland distributions will be subject to shareholder approval.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The financial statements of Bunge Limited as of December 31, 2021 and 2020, and for each of the three years in the period ended December 31, 2021, incorporated by reference in this proxy statement and the effectiveness of Bunge Limited’s internal control over financial reporting have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports. Such financial statements are incorporated by reference in reliance upon the reports of such firm given their authority as experts in accounting and auditing.

FUTURE SHAREHOLDER PROPOSALS
To be considered for inclusion in Bunge's proxy statement for our Annual General Meeting of Shareholders in 2023, presently anticipated to be held on May 11, 2023, shareholder proposals must be received by Bunge no later than December 1, 2022. In order to be included in our sponsored proxy materials, shareholder proposals will need to comply with the SEC's Rule 14a-8. If you do not comply with Rule 14a-8, we will not be required to include the proposal in the proxy statement and the proxy card we will mail to our shareholders. Shareholder proposals should be sent to our Corporate Secretary at 1391 Timberlake Manor Parkway, Chesterfield, Missouri 63017, U.S.A., Attention: Corporate Secretary.
Shareholders may also make proposals that are not intended to be included in our proxy statement for the 2023 Annual General Meeting pursuant to our Bye-laws. Nomination of candidates for election to the Board or other business may be proposed to be brought before the 2023 Annual General Meeting by any person who is a registered shareholder on the date of the giving of the notice of such proposals and on the record date for the determination of shareholders entitled to receive notice of and vote at the 2023 Annual General Meeting. Notice must be given in writing and in proper form in accordance with our Bye-laws to the Corporate Secretary of Bunge at Bunge's registered office at Bunge Limited, Clarendon House, 2 Church Street, Hamilton HM 11, Bermuda, with a copy to 1391 Timberlake Manor Parkway, Chesterfield, Missouri 63017, U.S.A., Attention: Corporate Secretary, no later than December 1, 2022.
In addition, shareholders may submit proposals on matters appropriate for shareholder action at the Annual General Meeting of Shareholders in accordance with Sections 79 and 80 of the Companies Act 1981 of Bermuda. To properly submit such a proposal, either at least 100 shareholders or any number of shareholders who represent at least 5% of the total voting rights of our voting shares must notify us in writing of their intent to submit a proposal. In accordance with Bermuda law, any such shareholder proposal to be voted on at the 2023 Annual General Meeting and at future annual general meetings must be received by us no later than six weeks prior to the annual general meeting date. Please deliver any such proposal to Bunge Limited, Clarendon House, 2 Church Street, Hamilton HM 11, Bermuda, Attention: Corporate Secretary, with a copy to 1391 Timberlake Manor Parkway, Chesterfield, Missouri 63017, U.S.A., Attention: Corporate Secretary.

HOUSEHOLDING
The SEC permits a single proxy statement to be sent to any household at which two or more shareholders reside if they appear to be members of the same family. Each shareholder continues to receive a separate proxy card. This procedure, referred to as householding, reduces the volume of duplicate information shareholders receive and reduces mailing and printing expenses. A number of brokerage firms have instituted householding.
As a result, if you hold your shares through a broker and you reside at an address at which two or more shareholders reside, you will likely be receiving only one proxy statement unless any shareholder at that address has given the broker contrary instructions. However, if any such beneficial shareholder residing at such an address wishes to receive a separate proxy statement in the future, or if any such beneficial shareholder that elected to continue to receive separate proxy statements wishes to receive a single proxy statement in the future, that shareholder should contact their broker or send a request to our Corporate Secretary at 1391 Timberlake Manor Parkway, Chesterfield, Missouri 63017, U.S.A., Attention: Corporate Secretary. We will deliver, promptly upon written or oral request to the corporate secretary, a separate copy of this proxy statement to a beneficial shareholder at a shared address to which a single copy of the documents was delivered.

WHERE YOU CAN FIND MORE INFORMATION

Bunge-Bermuda files annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any document Bunge-Bermuda files at the SEC’s public reference rooms located at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. These SEC filings are also available to the public on the SEC’s web site at: http://www.sec.gov. Copies of these reports, proxy statements and other information can also be inspected at the offices of the New York Stock Exchange at 20 Broad Street, New York, New York 10005.
Bunge-Bermuda’s web site is located at http://www.bunge.com. Bunge-Bermuda’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings with the SEC are available, free of charge, through its web site, as soon as reasonably practicable after those reports or filings are electronically filed with or furnished to the SEC. Information on Bunge-Bermuda’s web site or any other web site is not incorporated by reference in this proxy statement and does not constitute a part of this proxy statement.
SEC rules and regulations permit Bunge-Bermuda to “incorporate by reference” the information Bunge-Bermuda files with the SEC. This means that Bunge-Bermuda can disclose important information to you by referring you to those documents. Some documents or information, such as that called for by Item 7.01 of Form 8-K, are deemed furnished and not filed in accordance with SEC rules. None of those documents and none of that information is incorporated by reference into this proxy statement. The information incorporated by reference is considered to be part of this proxy statement. Information that Bunge-Bermuda files later with the SEC will automatically update and supersede this information.
Bunge-Bermuda incorporates by reference the documents listed below and any filings Bunge-Bermuda will make with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934 (excluding any information “furnished” but not “filed”) following the date of this document, but prior to the date of the shareholder meeting. The documents incorporated by reference are:
•Bunge-Bermuda’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021;
•Bunge-Bermuda's Quarterly Reports on Form 10-Q for the quarters ended March 31, 2022, June 30, 2022 and September 30, 2022; and
•Bunge-Bermuda's Current Reports on Form 8-K filed with the SEC on March 18, 2022, March 31, 2022 May 5, 2022, May 16, 2022, August 9, 2022, August 24, 2022, November 16, 2022, November 17, 2022, December 6, 2022 and December 8, 2022.
You can request a free copy of the above filings or any filings subsequently incorporated by reference into this proxy statement by writing or calling:
Corporate Secretary
1391 Timberlake Manor Parkway
Chesterfield, Missouri 63017, U.S.A.
Attention: Corporate Secretary
Telephone: (636) 292-3014

In order to ensure timely delivery of these documents, you should make such request by [●].
We have not authorized anyone to give any information or make any representation about the Redomestication or about us that differs from or adds to the information in this proxy statement or in the documents incorporated by reference. Therefore, you should not rely upon any information that differs from or is in addition to the information contained in this proxy statement or in the documents incorporated by reference.
The information contained in this proxy statement speaks only as of the date on the cover, unless the information specifically indicates that another date applies.

IN THE SUPREME COURT OF BERMUDA
CIVIL JURISDICTION
COMMERCIAL COURT
2023: No. [●]

IN THE MATTER OF BUNGE LIMITED

AND IN THE MATTER OF THE COMPANIES ACT 1981, SECTION 99

SCHEME OF ARRANGEMENT
(under section 99 of the Companies Act 1981)
Between
BUNGE LIMITED
(an exempted company incorporated with limited liability
under the laws of Bermuda with registration number 20791)

and
THE SCHEME SHAREHOLDERS
(as hereinafter defined)

PART I
PRELIMINARY
DEFINITIONS
1.In this Scheme, unless the context otherwise requires or unless otherwise expressly provided for, the following expressions shall bear the following meanings:

Agreement and Plan of Merger	The Agreement and Plan of Merger among Bunge Bermuda, Bunge Switzerland and Bermuda MergerCo dated [●]
Allowed Proceeding	Any Proceeding by a Scheme Shareholder to enforce its rights under the Scheme where any party fails to perform its obligations under the Scheme
Bermuda MergerCo	Horizon Merger Company Limited, an exempted company limited by shares incorporated under the laws of Bermuda with registration number [●]
Bunge Bermuda	Bunge Limited, an exempted company incorporated with limited liability under the laws of Bermuda with registration number 20791
Bunge Bermuda Common Shares	Common shares of US$0.01 par value each of Bunge Bermuda
Bunge Options	Options to acquire Bunge Bermuda Common Shares under the Bunge Bermuda stock plans
Bunge Switzerland	[●], a Swiss corporation to be established prior to the Effective Time
Bunge Switzerland Shares	Registered common shares of US$[0.01] par value each of Bunge Switzerland
Business Day	Any day on which banks are open for business in Bermuda, New York and Zurich
Companies Act	The Companies Act 1981 of Bermuda

Effective Time	The date and time on which a copy of the Order of the Supreme Court sanctioning the Scheme and making such facilitating orders as are appropriate pursuant to Section 99 of the Companies Act shall have been delivered to the Registrar of Companies in Bermuda for registration, at which time this Scheme shall become effective
Explanatory Statement	The explanatory statement of Bunge Bermuda in connection with the Scheme representing the explanatory statement issued pursuant to Section 100 of the Companies Act and including a notice of the Scheme Meeting
Proceeding	Any process, suit, action, legal or other proceeding including without limitation any arbitration, mediation, alternative dispute resolution, judicial review, adjudication, demand, execution, restraint, forfeiture, reentry, seizure, lien, enforcement of judgment, enforcement of any security or enforcement of any letters of credit
Prohibited Proceeding	Any Proceeding against Bunge Bermuda or Bunge Switzerland or their property in any jurisdiction whatsoever other than an Allowed Proceeding
Proxy Statement	The proxy statement of the Company initially filed on [●] 2023 with the U.S. Securities and Exchange Commission and in connection with this Scheme including the Explanatory Statement and including a notice of the Scheme Meeting
Record Date	The close of business (Bermuda time) on [●] 2023
Register of Members	The Bunge Bermuda register of members
Scheme	This scheme of arrangement in respect of Bunge Bermuda under Section 99 of the Companies Act in its present form or with or subject to any modifications, additions or conditions that are consented to by Bunge Bermuda and that the Supreme Court may approve or impose
Scheme Consideration	One Bunge Switzerland Share to be issued and allotted by Bunge Switzerland in exchange for each Scheme Share held immediately prior to the Effective Time by a Scheme Shareholder

Scheme Meeting	The meeting of the Scheme Shareholders convened at the direction of the Supreme Court at which the Scheme will be voted upon or any postponement or adjournment thereof
Scheme Shareholders	Holders of Scheme Shares appearing in the Bunge Limited register of members immediately prior to the Effective Time (including Bunge Bermuda in respect of Bunge Bermuda Common Shares held in treasury)
Scheme Shares	Bunge Bermuda Common Shares in issue immediately prior to the Effective Time (including Bunge Bermuda Common Shares held in treasury)
Supreme Court	The Supreme Court of Bermuda
US$	United States dollars, the lawful currency of the United States of America
INTERPRETATION
B.In this Scheme, unless the context otherwise requires or otherwise expressly provides:
1)references to Recitals, Parts, clauses and sub-clauses are references to the Recitals, Parts, clauses and sub-clauses respectively of this Scheme;
2)references to a person include references to an individual, firm, partnership, company, corporation, other legal entity, unincorporated body of persons or any state or state agency;
3)references to a statute or a statutory provision include the same as subsequently modified, amended or reenacted from time to time;
4)references to an agreement, deed or document shall be deemed also to refer to such agreement, deed or document as amended, supplemented, restated, verified, replaced and/or novated (in whole or in part) from time to time and to any agreement, deed or document executed pursuant thereto;
5)the singular includes the plural and vice versa and words importing one gender shall include the other gender;
6)headings to Recitals, Parts, clauses and sub-clauses are for ease of reference only and shall not affect the interpretation of this Scheme; and
7)to the extent that there shall be any conflict or inconsistency between the terms of this Scheme and the Explanatory Statement, then the terms of this Scheme shall prevail.

BUNGE BERMUDA
C.Bunge Bermuda was incorporated with limited liability in Bermuda on 18 May 1995 as an exempted company limited by shares with registration number 20791.
D.As of the date of the Scheme Meeting, Bunge Bermuda will have an authorised share capital of US$4,210,000 divided into (i) 400,000,000 common shares of par value US$0.01 each ("Bunge Bermuda Common Shares"), of which [149,800,163] have been issued and are fully paid up or credited as fully paid up, and the remainder remain unissued; and (ii) 21,000,000 preference shares of par value US$0.01 each, none of which are issued and outstanding.
E.On the Record Date there were in aggregate (1) [149,800,163] issued and outstanding Bunge Bermuda Common Shares, including [●] Bunge Bermuda Common Shares held in treasury by Bunge Bermuda, and (2) [●] Bunge Options of which [●] have vested and may be exercisable in full or in part.
AT THE EFFECTIVE TIME, ALL BUNGE OPTIONS AND OTHER AWARDS ISSUED, OR BENEFITS AVAILABLE OR BASED ON, BUNGE BERMUDA COMMON SHARES THEN OUTSTANDING UNDER THE PLANS LISTED ON EXHIBIT [●] TO THE AGREEMENT AND PLAN OF MERGER SHALL REMAIN OUTSTANDING AND, AFTER THE EFFECTIVE TIME, BE DEEMED TO PROVIDE FOR THE ISSUANCE OR PURCHASE OF, OR OTHERWISE RELATE TO, THE BUNGE SWITZERLAND SHARES.
THE PURPOSE OF THE SCHEME
F.The purpose of the Scheme is to effect the redomestication of the parent company of the Bunge group from Bermuda to Switzerland by way of the exchange of each Bunge Bermuda Common Share for one issued, fully paid and non assessable Bunge Switzerland Share and the issuance and allotment of one new Bunge Bermuda Common Share to Bunge Switzerland pursuant to the terms of the Agreement and Plan of Merger. As a step prior to the Scheme, Bunge Bermuda shall subscribe at nominal value for a number of Bunge Switzerland Shares equal to the number of Scheme Shares, and Bunge Switzerland shall issue such Bunge Switzerland Shares to Bunge Bermuda. Upon the Effective Time, each Bunge Bermuda Common Share issued and outstanding immediately prior to the Effective Time (including Bunge Bermuda Common Shares held in treasury by Bunge Bermuda) shall be cancelled and shall cease to exist. As a result of the Scheme, Scheme Shareholders shall become shareholders of Bunge Switzerland, and Bunge Bermuda shall become a wholly-owned subsidiary of Bunge Switzerland. The Scheme will be effected as provided in Part II, Clause 3 below.
G.Bermuda MergerCo proposes to approve the Scheme by shareholder’s written resolution.
H.Bunge Switzerland has agreed to appear at the hearing of the petition to sanction the Scheme and undertakes to be bound by its terms and to deliver fully paid Bunge Switzerland Shares as provided herein.

PART II
THE SCHEME
Application and effectiveness of the Scheme
1. The compromise and arrangement effected by the Scheme shall apply to the Scheme Shares and shall be binding on the Scheme Shareholders.
Effect of the Scheme
2. At the Effective Time all of the right, title and interest of the Scheme Shareholders in the Scheme Shares shall be subject to the arrangement implemented by the mechanism set out in Clause 3 below.
Exchange of shares and consideration
3. At the later of (i) the Effective Time and (ii) the satisfaction or waiver of the conditions set out in Clause 25 below:
a)Bermuda MergerCo will merge with and into Bunge Bermuda, with Bunge Bermuda as the surviving company;
b)Bermuda MergerCo’s shares will be converted into one Bunge Bermuda Common Share, which Bunge Bermuda shall issue, allot and contribute to Bunge Switzerland, which shall account for such contribution as a contribution to its capital contribution reserves;
c)all Scheme Shares shall be cancelled and converted into the right of Scheme Shareholders to receive Bunge Switzerland Shares;
d)Bunge Switzerland Shares shall be delivered on a one-for-one basis to Scheme Shareholders representing the Scheme Shares which have been cancelled; and
e)Bunge Bermuda shall contribute to Bunge Switzerland all of the Bunge Switzerland Shares to which Bunge Bermuda is entitled pursuant to paragraph (d) above on account of Bunge Bermuda holding Bunge Bermuda Common Shares in treasury, and Bunge Switzerland shall account for such contribution as a contribution to its capital contribution reserves.
PART III
RECORD DATE AND DETERMINATION OF SCHEME SHAREHOLDERS
Record Date
4. The Scheme Shareholders and the number of Scheme Shares that they hold for the purposes of voting at the Scheme Meeting shall be determined from the Register of Members as of the Record Date.

PART IV
DISTRIBUTIONS
Distribution to Scheme Shareholders
5. As soon as reasonably practical following the completion of the actions pursuant to Clause 3 above, Bunge Bermuda shall cause the Bunge Switzerland Shares comprising the Scheme Consideration to be distributed to the Scheme Shareholders.
Rights of Scheme Shareholders
6. With effect from and including the Effective Time, each Scheme Shareholder shall in accordance with the Scheme cease to have any rights with respect to Scheme Shares, except the right to receive the Scheme Consideration. Upon cancellation of the Scheme Shares and issuance of one new Bunge Bermuda Common Share to Bunge Switzerland, the Register of Members of Bunge Bermuda shall be updated to reflect such cancellation and issuance.
PART V
GENERAL SCHEME PROVISIONS
Effective Time and Notification to Scheme Shareholders
7. The Scheme shall become binding and effective at the Effective Time.
8. Bunge Switzerland shall give notification of the Scheme having become effective by filing a Current Report on Form 8-K with the United States Securities and Exchange Commission.
Stay of Prohibited Proceedings
9. After the Effective Time, none of the Scheme Shareholders shall commence a Prohibited Proceeding in respect of or arising from the Scheme.
10. A Scheme Shareholder may commence an Allowed Proceeding against Bunge Bermuda or Bunge Switzerland after the Effective Time provided that it has first given Bunge Bermuda five Business Days’ prior notice in writing of its intention to do so.
Dividends
11. At or after the Effective Time, Bunge Switzerland shall pay from funds on hand at the Effective Time any dividends or other distributions with a record date prior to the Effective Time that may have been declared or made by Bunge Bermuda on the Bunge Bermuda Common Shares which remain unpaid at the Effective Time.In addition, Bunge Switzerland undertakes to Bunge Bermuda to pay from funds on hand any dividends or other distributions with a record date after the Effective Time to the extent such dividends or other distributions have already been declared by Bunge Bermuda prior to the Effective Time.

12. All mandates and other instructions in force at the Effective Time in relation to the Bunge Bermuda Common Shares (including elections for payment of dividends (if any)) shall cease to be valid as effective mandates or instructions.
Costs
13. Bunge Bermuda shall pay in full all costs, charges, expenses and disbursements reasonably incurred by Bunge Bermuda in connection with the negotiation, preparation and implementation of the Scheme as and when they arise, including the costs of holding the Scheme Meeting, the costs of obtaining the sanction of the Supreme Court and the costs of placing the notices required by the Scheme.
Existing instruments of transfer and certificates
14. As from the Effective Time, all instruments of transfer and certificates validly existing at the Effective Time in respect of a transfer or holding of any Scheme Shares shall as from the Effective Time, cease to have effect as documents or evidence of transfer or title.
Modifications of the Scheme
15. At any hearing before the Supreme Court to sanction the Scheme, Bunge Bermuda may, subject to U.S. securities law constraints, consent on behalf of all Scheme Shareholders to any modification of the Scheme or any terms or conditions that the Supreme Court determines to approve or impose.
Notice
16. Any notice or other written communication to be given under or in relation to the Scheme other than pursuant to Clauses 10 and 21 shall be given in writing and shall be deemed to have been duly given if:
a)in the case of Bunge Bermuda, it is delivered by hand or sent by post, to Clarendon House, 2 Church Street, Hamilton HM 11, Bermuda, marked for the attention of the Secretary;
b)in the case of a Scheme Shareholder, its last known address according to Bunge Bermuda; and
c)in the case of any other person, it is delivered by hand or sent by post, to any address set forth for that person in any agreement entered into in connection with the Scheme or the last known address according to Bunge Bermuda, or by fax its last known fax number according to Bunge Bermuda.
17. Any notice or other written communication to be given under the Scheme shall be deemed to have been served:
a)if delivered by hand, on the first Business Day following delivery;
b)if sent by post, on the second Business Day after posting if the recipient is in the country of dispatch, otherwise on the seventh Business Day after posting;
c)if by fax, on the Business Day sent; and

d)if by advertisement, on the date of publication.
18. In proving service, it shall be sufficient proof, in the case of a notice sent by post, that the envelope was properly stamped, addressed and placed in the post.
19. Save in the case of the notice, written communication or document required to be filed pursuant to Clause 10 above, the accidental omission to send any notice, written communication or other document in accordance with Clauses 16 and 17 above or the non-receipt of any such notice by a Scheme Shareholder, shall not affect the provisions of the Scheme.
20. Bunge Bermuda shall not be responsible for any loss or delay in the transmission of any notices, other documents or payments posted by or to the Scheme Shareholders which shall be posted at the risk of the Scheme Shareholders.
21. Any notice or other written communication that is required to be given to all or substantially all Scheme Shareholders shall be effective by filing a Current Report on Form 8-K with the United States Securities and Exchange Commission and shall be deemed to be served upon acceptance by the EDGAR system thereof.
Exercise of Discretion
22. When under any provision of the Scheme a matter is to be determined by Bunge Bermuda, then it will have discretion to interpret such matter under the Scheme in a manner that it considers fair and reasonable, and its decisions will be binding on all concerned.
Governing Law and Jurisdiction
23. At and with effect from the Effective Time, the operative terms of the Scheme shall be governed by, and construed in accordance with, the laws of Bermuda and the Scheme Shareholders hereby agree that the Courts of Bermuda shall have exclusive jurisdiction to hear and determine any suit, action or Proceeding and to settle any dispute which arises out of or is connected with the terms of the Scheme or its implementation or out of any action taken or omitted to be taken under the Scheme or in connection with the administration of the Scheme; and for such purposes, the Scheme Shareholders irrevocably submit to the jurisdiction of the Courts of Bermuda; provided, however, that nothing in this clause shall affect the validity of other provisions determining governing law and jurisdiction as between Bunge Bermuda and the Scheme Shareholders, whether contained in any contract or otherwise.
24. Subject to the provisions of Clause 25(b) below, the terms of the Scheme and the obligations imposed on Bunge Bermuda hereunder shall take effect subject to any prohibition or condition imposed by any applicable law.
Pre-Conditions to the Scheme
25. The Scheme will not be completed unless the following conditions are satisfied or waived:
a)The articles of association of Bunge Switzerland have been registered with the commercial register in [•], Switzerland;

b)The Bunge Switzerland Shares to be delivered in connection with the Scheme have been registered with the competent commercial register in [•], Switzerland and are authorized for listing on the New York Stock Exchange, subject to official notice of issuance;
c)None of Bunge Bermuda, Bermuda MergerCo or Bunge Switzerland is subject to any governmental decree, order or injunction that prohibits the consummation of the Scheme;
d)Bunge Bermuda receives an opinion from Jones Day, in form and substance reasonably satisfactory to it, confirming, as of the Effective Time, certain U.S. federal income tax matters; and
e)Bunge Bermuda receives an opinion from Homburger Ltd., in form and substance reasonably satisfactory to it, confirming, as of the Effective Time, certain Swiss tax matters.
Authorisation
26. The Scheme Shareholders authorise Bunge Bermuda to take all necessary actions and to execute all necessary documents on their behalf as shall be required to procure the delivery of the Bunge Switzerland Shares to the Scheme Shareholders, as provided herein.
Expiry of the Scheme
27. If the transactions contemplated by the Scheme shall not have occurred on or before 5pm Bermuda time on the date nine months after the Effective Time, the Scheme will terminate and all actions taken under the Scheme will be reversed or voided, as if they had never occurred, and the position will revert to that existing immediately prior to the Effective Time.